As filed with the Securities and Exchange Commission on June 29, 2017

Registration Nos. 333-53432

811-10263

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 71	☒
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 73	☒

(Check appropriate box or boxes)

GUIDESTONE FUNDS

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road

Dallas, TX 75201-1407

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s Telephone Number, including Area Code: (214) 720-2148

Copies to:
Matthew A. Wolfe, Esq.	Donald W. Smith, Esq.
GuideStone Financial Resources of the Southern	Fatima S. Sulaiman, Esq.
Baptist Convention	K&L Gates, LLP
2401 Cedar Springs Road	1601 K Street, N.W.
Dallas, TX 75201-1407	Washington, DC 20006
(Name and Address of Agent for Service)	Telephone: (202) 778-9082

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)

☒	on June 30, 2017 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)1

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

JULY 1, 2017

	INSTITUTIONAL	INVESTOR
Strategic Alternatives Fund	GFSYX	GFSZX

This Prospectus contains important information about the Funds, including information on investment policies, risks and fees. For your own benefit and protection, you should read it before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has the SEC determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

GuideStone™ Funds

Do you have questions about terms we use in this Prospectus?

For information about key terms and concepts, look for our explanations shown in boxes. For definitions of investment terms, refer to the glossary in the back of this Prospectus.

GuideStone Funds Strategic Alternatives Fund	Institutional GFSYX Investor GFSZX

Investment Objective

The Strategic Alternatives Fund seeks to provide absolute returns with both lower volatility than and low correlation with traditional equity and fixed-income markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategic Alternatives Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.87%	0.87%
Other expenses(1)	0.25%	0.54%
Dividend and interest expense on short sales(1)	0.05%	0.05%
Acquired fund fees and expenses(1)	0.01%	0.01%
Total annual Fund operating expenses	1.18%	1.47%
(1)	Based on estimated amounts for the current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$120	$150
3 Years	$375	$465

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund has not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

•

The Fund pursues its investment objective by utilizing “alternative” or non-traditional principal investment strategies, managed by the Fund’s investment sub-advisers (“Sub-Advisers”) under the ultimate supervision of GuideStone Capital Management, LLC (the “Adviser”). The principal strategies, when combined, are intended to result in obtaining absolute (i.e., positive) returns with both lower volatility than and low correlation with traditional equity and fixed-income markets. Each Sub-Adviser is responsible for investing the assets allocated to the principal strategy, or the portion of the principal strategy, for which it is responsible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.

•	The principal strategies, and the range of assets that will be allocated to each, are as follows:

Principal Strategy	Range of Assets
Short Duration High Yield	20%-40%
Long-Short Equity	20%-40%
Options Selling	15%-30%
Currency Trading	10%-25%

•

The Adviser monitors the Fund’s investments and reallocates assets among the Sub-Advisers as necessary in an attempt to ensure the Fund’s portfolio, when viewed as a whole, is consistent with the Fund’s principal investment objective. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, employ different investment strategies and styles that the Adviser believes complement one another in an attempt to achieve the Fund’s investment objective. The Adviser may increase or decrease a strategy’s weighting within the stated range of Fund assets to a level deemed appropriate to further the Fund’s investment objective.

•

The Fund seeks returns that are not correlated to market movements. The Fund is intended to be a component of a broader investment program and should not be relied upon as a complete investment program.

•	The four principal alternative investment strategies that the Fund employs are discussed below:

○

The Short Duration High Yield Strategy involves investments mainly in fixed-income securities, including high yield securities rated below investment grade (junk bonds) issued by U.S. and non-U.S. public and private companies, and investments in senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions. The Fund will invest in fixed-income securities rated “Ba” or below as rated by Moody’s Investors Service, Inc. or “BB” or below by Standard and Poor’s® or Fitch, Inc. (or if unrated, determined by a Sub-Adviser to be of the same quality) with a shorter duration (typically less than three years). Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fixed-income security’s duration, the more sensitive that security will be to changes in interest rates. In selecting specific debt instruments for investment, the Sub-Adviser may look to such factors as the attractiveness of the issuer’s industry, the issuer’s creditworthiness, the investment’s expected yield-to-maturity and the investment’s liquidity.

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The Long-Short Equity Strategy involves both a core long-short equity strategy and an event-driven sub-strategy. Within the long-short equity strategy, the long component primarily involves investments in equity and equity-related securities that are believed to be under-valued where a catalyst or an expected change in sentiment is likely to unlock value. The short component involves making short sales of stocks that are believed to be over-valued. The event-driven sub-strategy seeks to profit from investing long or short in equity-related securities of companies undergoing significant corporate events, such as mergers and acquisitions, tender offers, restructuring or divestitures. The Fund may establish short positions in stocks of companies with a market value of up to 40% of its assets pursuant to this strategy. When the Fund takes a short position, it sells at the current market price a stock that it has borrowed, in anticipation of a decline in the market price of the stock. The Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Fund’s gains or losses. The strategy focuses primarily on equity and equity-related securities of U.S. issuers across large- and mid-cap stocks, but may also include investments in equity securities of foreign issuers through American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored. The strategy may use options and futures on stock indices and equity swap agreements to gain exposure to foreign markets and currencies.

○

The Options Equity Strategy seeks to capture potential value embedded in the pricing of equity index options (i.e., based on the Sub-Adviser’s belief that a risk premium exists due to the potential that the premium paid on the options has mispriced volatility, as historically the implied volatility embedded in option pricing has exceeded realized volatility the majority of the time), while holding a portfolio that has lower volatility than the broader U.S. equity markets. The strategy involves the Fund writing cash settled put options on the S&P 500® Index and S&P 500® Index future contracts that are significantly “out of the money,” and fully covering those written put options with U.S. Treasury securities and cash. The Sub-Adviser determines whether an option is significantly “out of the money” based on the probability that it will expire worthless based on implied market pricing. When the Fund writes a put option on an equity index, it agrees (in return for receipt of the option price) to pay the option holder, upon exercise of the option prior to, or upon expiration, the difference between the exercise price and price of the index if the index price is below the exercise price at the time of exercise or expiration. When a put option’s exercise price is lower than the price of the index, the put option is “out of the money.” By selling options that are significantly out of the money, the Fund seeks to profit from the sales price of the options while capitalizing on the general tendency of options that are significantly out of the money at the time of sale to expire without worth and without being exercised by the holder.

○

The Currency Trading Strategy seeks exposure to currencies through non-deliverable forward currency exchange contracts. The strategy seeks to achieve net gains resulting from fluctuations in the values of currencies and inefficiencies in the currency market. Net losses on currency transactions will reduce positive absolute returns. The Fund may be exposed to currencies of developed and emerging countries that, in the Sub-Adviser’s opinion, have liquid currency markets. The Sub-Adviser uses a framework of fundamental tools in seeking to assess relative value among currencies. The Sub-Adviser utilizes data and seeks opportunities across multiple time horizons and uses a number of strategies based on fundamental factors such as multi-asset class momentum indicators, interest rates, growth, capital flows, distance from fair value, policy impact on growth and structural factors, among others. The Fund’s use of non-deliverable forward currency exchange contracts will have the economic effect of financial leverage, which increases risk and may magnify the Fund’s gains or losses. The Sub-Adviser’s investment strategies may not protect against or capture extraordinary sudden market events, such as U.S. or foreign government actions or interventions, and as a result may not be as effective during these periods. The Sub-Adviser may also invest in U.S. Treasury Bills, U.S. Treasury Notes and U.S. government agency securities, which serve as collateral in the non-deliverable forward currency exchange contract transactions.

•

The Fund may also use other types of derivative instruments, such as futures, options and forward contracts as a substitute for investing directly in an underlying asset, to increase return, to manage foreign currency risk, to hedge against losses or as an alternative to selling a security short.

•

The Fund may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•

The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.

Principal Investment Risks

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance.

•	There is no guarantee that the securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•

Alternative Investments Risk: The alternative investment strategies that the Fund pursues are complex and may involve greater risk than traditional investments (stocks, bonds and cash). The performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed-income markets, or both, or that they may not otherwise perform in accordance with expectations. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, are generally more complex and less transparent, and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on a Sub-Adviser’s experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.

•

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Fund may be required to post collateral for the contract, the amount of which may vary. In addition, the Fund may maintain cash and cash equivalent positions to manage the Fund’s market exposure and for other portfolio management purposes. As such, the Fund may maintain cash balances, including foreign currency balances, which may be significant, with counterparties. The Fund is thus subject to counterparty risk and credit risk with respect to these arrangements.

•

Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.

•

Currency Strategy Risk: There is no guarantee that the Fund’s currency investment strategy will be successful. Currency rates may fluctuate significantly over short or extended periods of time (i.e., may be extremely volatile), which could result in losses to the Fund if currencies do not perform as the Sub-Adviser expects. Changes in foreign currency exchange rates could adversely impact investment gains or add to investment losses. Generally, when the U.S. dollar rises in value against a foreign currency, an investment denominated in that country’s currency loses value because that currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a particular foreign currency, investments denominated in that currency increase in value. In general, currency exchange rates can be unpredictably affected by various factors, including political developments and governmental, supranational entity or central bank action or inaction. The Fund may also be positively or negatively affected by governmental strategies intended to make the currencies in which the Fund invests stronger or weaker. In addition, currency markets generally are not as regulated as securities markets, which could expose the Fund to additional risks. Some currency transactions may involve a higher level of risk than other investments relative to the amount invested and the impact of any gain or loss may be magnified. The risks of currency transactions also may be heightened in developing or emerging market countries.

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Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

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Emerging Markets Risk: Investing in emerging markets involves even greater risks that investing in more developed foreign markets because, among other things, emerging markets often have more political or economic instability.

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Equity Risk: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to general market declines or because of factors related to the issuing company or its industry.

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Floating Rate Loan Risk: Senior secured and unsecured floating rate loans are generally acquired as a participation interest in, or assignment of, loans originated by U.S. banks and other financial institutions (“Senior Loans”) and are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are often below investment grade and are considered to be inherently speculative. If the Fund acquires a participation interest in a Senior Loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Senior Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. To the extent that the Fund invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable, or may be called upon to fulfill other obligations as a co-lender. To the extent a Senior Loan is secured by collateral, it is subject to the risk that the value of the collateral will decline and be insufficient to cover the amount of the loan. Senior Loans are also subject to liquidity risks because they may not have an active trading market, may have less publically available information about them and may be subject to restrictions on transfer, which may result in the Fund being unable to sell the Senior Loans at a favorable price. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.

•

Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. In addition, the Fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.

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Forward Foreign Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Foreign forward currency exchange contracts involve a risk of loss if currency exchange rates move against the Fund and are subject to counterparty risk.

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High Yield Securities Risk: High yield securities (or junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

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High Portfolio Turnover Risk: The Fund expects to have a high portfolio turnover rate due to short-term trading. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•

Interest Rate Risk: The value of fixed-income securities held by the Fund will fluctuate in response to interest rates and other economic factors. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer including its credit standing and general economic conditions.

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Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other series of GuideStone Funds that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if sales of portfolio investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.

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Leverage Risk: The Fund is subject to leverage risk. Leveraging occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and selling them, the Fund’s short sales effectively leverage the Fund’s assets. The use of leverage, including short sales and other forms of leveraging such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the Fund’s gains or losses. Leverage also creates interest expense that may lower the Fund’s overall returns.

•	Liquidity Risk: The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

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Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in the Fund should be able to accept significant short-term fluctuations in value. It is possible to lose money by investing in the Fund.

•

Multiple Sub-Advisers Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.

•

New Fund Risk: The Fund is new with no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may not be able to achieve its investment objective.

•

Options Risk: The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying reference asset. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options.

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Short Sales and Short Position Risk: Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The Fund’s short strategy depends on counterparties from which the Fund borrows securities. The Fund must post collateral when borrowing securities, and the Fund is subject to the risk of default by a counterparty, which could result in a loss of collateral and money owed to the Fund.

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Special Situations Risk: The Fund may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, restructuring, bankruptcy or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of the securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period. In some circumstances, the securities purchased may be illiquid, making it difficult for the Fund to dispose of them at an advantageous price.

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U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.

•

Volatility Risk: The Fund may be unsuccessful in maintaining a portfolio of investments that minimize volatility, and there is a risk that the Fund may experience more than minimal volatility. Securities held by the Fund are subject to price volatility and the prices may not be any less, and may be more, volatile than the market as a whole. In addition, the use of volatility management techniques may limit the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

Performance

The Fund is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, total return information will be presented. Updated performance information is available on the Fund’s website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

Allianz Global Investors U.S. LLC
James Dudnick, CFA Director and Portfolio Manager	Since July 2017
Steven Gish, CFA Director and Portfolio Manager	Since July 2017

Neuberger Berman Investment Advisers LLC
Ugo Lancioni Managing Director	Since July 2017
Thomas A. Sontag Managing Director	Since July 2017

Parametric Portfolio Associates LLC
Jay Strohmaier, CFA Managing Director	Since July 2017
Alex Zweber, CFA Portfolio Manager	Since July 2017

Perella Weinberg Partners Capital Management LP
David Baker Partner and Portfolio Manager	Since July 2017

Summary of Other Important Fund Information

Purchase and Sale of Fund Shares

Purchase of Fund Shares

Investor Class Shares: Any individual or entity may invest in Investor Class shares by making a minimum initial investment of $1,000. The $1,000 initial purchase minimum applies separately to each series of GuideStone Funds you own. In addition, the following minimums apply to subsequent purchases of Investor Class shares (however, if you have implemented asset allocation advise using GuideStone Advisors’ Guided Planning Services®, minimum subsequent purchase requirements do not apply):

Minimum Subsequent Purchases
Automatic Investment Plans	$100
Exchanges from another Fund	$250
Individual Retirement Accounts	$100
GuideStone Investment Accounts and Uniform Gifts/Transfer to Minor Accounts	$100

Institutional Class Shares: Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include certain GuideStone-Serviced Plans (as defined below), financial intermediaries and other institutions). The minimum initial investment for Institutional Class shares is $1,000,000 (there is no minimum subsequent investment) in series of GuideStone Funds in the aggregate, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliate(s). In addition, investors that hold Institutional Class shares acquired prior to May 1, 2014, remain eligible to purchase and hold Institutional Class shares irrespective of whether their initial investment exceeded $1,000,000.

Participant-directed employee benefit plans that are not serviced by GuideStone Financial Resources are not eligible to purchase Institutional Class shares directly from the Fund but may do so through certain authorized financial intermediaries. If Institutional Class shares are purchased through a GuideStone-Serviced Plan or a participant-directed employee benefit plan serviced by an authorized financial intermediary other than GuideStone Financial Resources, the policies, procedures and minimum investment requirements relating to these purchases will differ from those set forth herein, and additional fees may apply to your investment in the Fund. A “GuideStone-Serviced Plan” means an employee benefit plan that allows its participants to direct their own investments, and through which recordkeeping and other administrative services are provided by GuideStone Financial Resources under an agreement permitting the purchase of Institutional Class shares. For more information about Institutional Class shares, please contact GuideStone at 1-888-GS-FUNDS (1-888-473-8637).

At the discretion of the Trust’s officers, the minimum initial investment requirements for any Class of shares may be waived.

Sale of Fund Shares

The Fund’s shares are redeemable, and may be redeemed on any business day, through the website at GuideStoneFunds.com; by mail at GuideStone Funds, P.O. Box 9834, Providence, RI 02940-9886 (for overnight delivery, GuideStone Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722); or by telephone at 1-888-GS-FUNDS (1-888-473-8637). (Purchases and redemptions by telephone are only permitted if you establish these options on your account.) You may also purchase or redeem shares of the Fund through certain other financial intermediaries. You may be charged a fee for effecting transactions through these financial intermediaries.

If you purchase shares through a financial intermediary, please contact the financial intermediary directly.

Tax Information

The Fund’s distributions are taxable to you as ordinary income or long-term capital gains, except when your investment in the Fund is made through a 403(b), a 401(k), an individual retirement account or other tax-deferred arrangement, from which withdrawals may be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund or its related companies may pay the intermediary for the sale of Fund shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information Regarding the Fund

What is a mutual fund? A mutual fund pools shareholders’ money and, using professional management, invests in securities like stocks and bonds.

GuideStone Funds (the “Trust”) is a family of mutual funds that offers a selection of funds to investors, including Target Date Funds, Asset Allocation Funds and Select Funds, which are listed below and described in a separate prospectus. Each series of the Trust has its own investment objective, strategies and risks. This prospectus describes only the Strategic Alternatives Fund (the “Fund”), one of the Trust’s Select Funds. Please read the Fund Summary carefully before you invest. It is important that investors closely review and understand the risks of investing in the Fund.

The Trust’s Funds (collectively, the “Funds”) are divided into three groups:

Target Date Funds — Each Target Date Fund invests primarily in a diversified mix of the Select Funds that changes over time to meet a specified investment strategy. The Funds’ investment adviser believes that blending asset classes, investment styles and money managers may reduce risk over the long term. Each Target Date Fund invests in the Institutional Class of the Select Funds and certain of these Funds also invest in the Investor Class of the Global Natural Resources Equity Fund.

•	MyDestination 2015 Fund
•	MyDestination 2025 Fund
•	MyDestination 2035 Fund
•	MyDestination 2045 Fund
•	MyDestination 2055 Fund

Asset Allocation Funds — Each Asset Allocation Fund invests in a different mix of the Select Funds to meet a specified investment strategy. The Funds’ investment adviser believes that blending investment styles and money managers may reduce risk over the long term. Each Asset Allocation Fund invests in the Institutional Class of the Select Funds and certain of these Funds also invest in the Investor Class of the Global Natural Resources Equity Fund.

•	Conservative Allocation Fund
•	Balanced Allocation Fund
•	Growth Allocation Fund
•	Aggressive Allocation Fund

Select Funds — Each Select Fund invests directly in different types of fixed-income obligations, stocks or other investments to meet its investment objective.

•	Money Market Fund
•	Low-Duration Bond Fund
•	Medium-Duration Bond Fund
•	Extended-Duration Bond Fund
•	Inflation Protected Bond Fund
•	Global Bond Fund
•	Strategic Alternatives Fund
•	Defensive Market Strategies Fund
•	Equity Index Fund
•	Global Real Estate Securities Fund
•	Value Equity Fund
•	Growth Equity Fund
•	Small Cap Equity Fund
•	International Equity Index Fund
•	International Equity Fund
•	Emerging Markets Equity Fund
•	Global Natural Resources Equity Fund

Who is the Adviser?

GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Funds. The Adviser is an affiliate of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”). Rather than making the day-to-day investment decisions for the Select Funds, the Adviser retains the services of other investment management firms to do so. In addition, the Adviser allocates the Target Date Funds’ and Asset Allocation Funds’ investments among the Select Funds and other investments.

Each Select Fund uses various investment management firms (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to manage its assets. The Adviser reviews the Sub-Advisers’ performance, allocates the assets of a Select Fund among them and makes recommendations to the Board of Trustees (“Board of Trustees”) of the Trust regarding changes to the Sub-Advisers selected. The Select Funds may change Sub-Advisers without shareholder approval.

Changes to Investment Objective: The Fund’s investment objective is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval.

Socially Responsible Investment: The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions. These investment restrictions may only be changed by the vote of the majority of the outstanding shares of the Trust, and not an individual Fund. A “majority of the outstanding shares of the Trust” is defined as greater than 50% of the shares shown on the books of the Trust or its transfer agent as then issued and outstanding, voted in the aggregate, but does not include Shares which have been repurchased or redeemed by the Trust.

Control by GuideStone Financial Resources: In accordance with the Trust’s trust instrument, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of the Trust. The Fund will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of the Trust. As of the date of this Prospectus, GuideStone Financial Resources also controls the vote of at least a majority of the outstanding shares of each Fund of the Trust.

The Fund is not insured or guaranteed by the Adviser, GuideStone Financial Resources, any bank, the Federal Deposit Insurance Corporation or any government agency. As with all mutual funds, your investment in the Fund involves investment risk, including the possible loss of the principal amount you invested. There is no guarantee that the Fund will be able to meet its investment objective.

Additional Investment & Risk Information

The following is a list of certain additional risks that may apply to your investment in the Fund. These are in addition to the principal investment strategies and risks listed in the Fund Summary. Further information about investment strategies and risks is available in the Fund’s Statement of Additional Information (“SAI”).

Cash Management: The Fund may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund. To the extent the Fund invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies. Generally, these securities offer less potential for gains than other types of securities.

Currency: The Fund may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by the Fund. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depositary Receipts: Depositary receipts, such as American Depositary Receipts (ADRs), may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as a direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

         What are derivatives?

Derivatives are investments whose values are based on (or “derived” from) a stock, bond, other asset or index. These investments include options, futures contracts and similar investments. Futures and options are popular types of derivatives, because, generally, they are easily bought and sold and have market values that are regularly calculated and published.

Derivatives: The Fund may use long or short positions in derivatives such as, but not limited to, swaps, equity futures contracts and currency forwards, as well as options in order to maintain market exposure, to reduce market exposure, to maintain liquidity or to commit cash pending investment.

The Fund may use various types of derivative instruments including, but not limited to, non-deliverable forward exchange contracts, options and futures on stock indices, options on futures and swap agreements as a substitute for investing directly in an underlying asset, to increase return, to gain exposure to foreign markets and currencies, to hedge against losses or as an alternative to selling a security short.

The Fund’s use of derivatives may reduce its return and increase volatility. An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions or other costs that may reduce the Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing and character of taxable distributions payable to shareholders.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy or insolvency), or other reasons. That risk is generally thought to be greater with over-the-counter (“OTC”) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise.

Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks. Additional risks associated with certain types of derivatives are discussed below:

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).

Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying instrument during the option period.

When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline. If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid.

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.

Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation, which could adversely affect the Fund. Moreover, the use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Duration: Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer dollar-weighted average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. As the value of a security changes over time, so will its duration.

Floating Rate Loans: The Fund may invest a significant portion of its assets in senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions (“Senior Loans”) to corporate customers. Senior Loans hold a senior position in the capital structure of the borrower and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Senior Loans typically have rates of interest which are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Most loans are lower-rated investments. In the event a loan is not rated, it is likely to be the equivalent in quality to a lower-rated investment. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Sub-Adviser will consider, and may rely in part, on analyses performed by others.

Senior loans are subject to liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale and the lack of a regular trading market and publicly available information. In addition, liquidity risk may be more pronounced for the Fund investing in loans because certain loans may have a more limited secondary market. These loans may be difficult to value. Senior loans may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.

The Fund’s investments in loans are subject to the risk that the Fund will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured loans offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral could satisfy the borrower’s obligation or that the collateral would be readily liquidated. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, the Fund may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans since there is no recourse for the lender to collateral. Senior loans in which the Fund may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and the Fund’s Sub-Adviser(s) may be required to rely exclusively on its analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. To the extent that the Fund invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Foreign and Emerging Markets Risk: Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic or economic instability; trade barriers and other protectionist trade policies (including those of the United States); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic or regulatory conditions in foreign countries, as well as currency exchange rates.

Investing in emerging markets countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging markets countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging markets countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging markets countries may also have less developed legal and accounting systems. Securities markets in emerging markets countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging markets countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets. In times of market stress, regulatory authorities of different emerging markets countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed markets countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised, and the Fund could incur significant losses.

In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities - sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.

The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

Interest Rate Risk: In general, the value of investments with interest rate risk, such as debt securities or income-oriented equity securities that pay dividends, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

The risks associated with increasing interest rates are heightened given that interest rates across the U.S. economy have recently increased and may continue to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed-income securities and instruments held by the Fund.

Large Shareholder Transaction Risk: Shares held by large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as investments held by other Funds, may from time to time represent a substantial portion of the Fund’s assets. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund’s brokerage and/or other transaction costs and affect the liquidity of the Fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of the Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares could also accelerate the Fund’s realization of capital gains (which would be taxable to its shareholders when distributed to them) if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems or owns a substantial portion of the Fund’s shares. A high volume of redemption requests can impact the Fund the same way as the transactions of a single shareholder with substantial investments.

Liquidity Risk: Certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions. There is also a risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

To the extent that the traditional dealer counterparties that engage in fixed-income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed-income markets. Additionally, market participants other than the Fund may attempt to sell fixed-income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

To the extent that the Fund invests in non-investment grade fixed-income securities, small- and mid-capitalization stocks, REITs and emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Lower-Rated Debt Securities: Lower-rated debt securities (commonly known as junk bonds) typically offer investors higher yields than other fixed-income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.

Manager of Managers: With respect to the Fund, the Adviser is a “manager of managers.” The Adviser may allocate the Fund’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser continuously monitors the performance and operations of the Sub-Advisers and the allocation of the assets of the Fund among them. The Adviser is active in the selection of Sub-Advisers as well. To a significant extent, the Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Fund independently from another Sub-Adviser, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or fixed-income markets is appropriate for its allocated portion of the Fund. Because each Sub-Adviser directs the trading for its own portion of the Fund and does not aggregate its transactions with those of the other Sub-Adviser(s), the Fund may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Fund. In addition, while the Adviser seeks to allocate the Fund’s assets among the Fund’s Sub-Advisers in a manner that it believes is consistent with achieving the Fund’s investment objective, the Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets among Sub-Advisers, to the extent that such activity could impact the Adviser’s revenues and profits. The Fund pays its Sub-Advisers directly.

Portfolio Turnover: Portfolio turnover measures how frequently securities held by a mutual fund are bought and sold. Portfolio turnover rates for the Fund may be somewhat higher than the rates of other similar mutual funds that have a single manager. Each of the Fund’s Sub-Advisers makes decisions to buy or sell securities independently from other Sub-Advisers based on the Sub-Adviser’s adherence to its stated investment strategies, as directed by the Adviser, and compliance with the Fund’s investment objective, policies and limitations. Thus, one Sub-Adviser could decide to sell a security when another Sub-Adviser decides to purchase the same security, thereby increasing the Fund’s portfolio turnover rate. When the Fund replaces a Sub-Adviser, the new Sub-Adviser may restructure the portfolio account, which may result in high profile turnover and increased transaction costs. In addition, portfolio turnover may be attributable to a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. Higher portfolio turnover rates (100% or more) may result in higher levels of realized gains or losses and/or may increase expenses. Tax effects and trading costs associated with portfolio turnover may result in lower investment returns.

Real Estate Investment Trusts (“REITs”): A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, (the “Code”) or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. Foreign REITs could possibly fail to qualify for any beneficial tax treatments available in their local jurisdictions. Failure to meet these requirements may have adverse consequences on a Fund. For example, Japanese REITs (“J-REITs”) are subject to complex tax regulation in Japan and a failure to comply with those requirements could disqualify the J-REIT from special tax benefits and reduce the amount available for distribution to J-REIT investors. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend. REITs and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some REIT securities may be preferred stock, which receives preference in the payment of dividends.

Recent Market Conditions: The U.S. and many foreign economies continue to experience the after-effects of the 2008 global financial crisis, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. The reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide.

The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in the federal tax law. Over the past several years and continuing into the present, the U.S. and other governments, as well as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow economies. The ultimate effect of these efforts is not yet known. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. A change in or withdrawal of government support, failure of efforts in response to the crisis or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. For example, the U.S. stock market has experienced an historically long bull market (i.e., the prices of equity securities have been continuously rising for an extended period). There is the risk that a decrease in economic stimulus resulting from changing Federal Reserve monetary policy could result in increased volatility, weakening economic growth and the potential for market downturn. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. As a result, the impact of U.S. financial regulation and the practical implications for market participants may not be fully known for some time.

In addition, political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The results of the U.S. presidential election raise the possibility of significant changes in certain policies, which may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade and less stringent prudential regulation of certain players in the financial markets. Uncertainty surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU may disrupt markets in the United States and around the world. Additionally, the United Kingdom’s intended departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for European markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom. If additional countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.

Securities Lending: The Fund may lend its portfolio securities to financial institutions such as broker-dealers for purposes of realizing additional income. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. government or its agencies, or a standby letter of credit issued by qualified banks. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The Fund will be subject to risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

Short Selling and Short Positions Risk: The Fund may establish short positions in stocks of companies with a market value up to 40% of its assets. When the Fund takes a short position, it sells at the current market price a stock that it has borrowed in anticipation of a decline in the market price of the stock. Short sales involve costs and risks. The Fund must pay the lender interest on securities it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed securities.

The Fund may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs and imperfect correlation between the actual and desired level of exposure. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Fund may have to buy the securities sold short at an unfavorable price. When the Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.

Temporary Defensive Positions: The Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive investments. These investments may include cash, shares of the GuideStone Funds Money Market Fund, high quality short-term debt obligations and other money market instruments. During these periods, the Fund may not meet its investment objective.

Management of the Fund

Adviser

What is a manager of managers?

The Adviser does not make the day-to-day investment decisions for the Fund. Rather, it retains the services of experienced investment management firms (the Sub-Advisers) to do so. The Adviser continuously monitors the performance of these Sub-Advisers and allocates the assets of the Fund among them.

GuideStone Capital Management, LLC, an affiliate of GuideStone Financial Resources, is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498 and serves as the Adviser to the Fund, under its Advisory Agreement with the Trust and subject to the supervision of the Board of Trustees.

The Adviser provides or oversees the provision of all investment advisory and portfolio management services to the Fund. The Adviser has supervisory responsibility for the management and investment of the Fund’s assets and develops overall investment strategies for the Fund. As further discussed below, the Adviser’s management responsibilities also include the selection and monitoring of Sub-Advisers.

With respect to the Fund, the Adviser is a “manager of managers” and continuously monitors the performance and operations of the Sub-Advisers and the allocation of the assets among them. The Adviser oversees each Sub-Adviser’s adherence to its stated investment strategies and compliance with the Fund’s investment objective, policies and limitations. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The appointment of any new Sub-Advisers must be approved by the Board of Trustees. The Trust has been granted an order from the SEC to allow the approval of new Sub-Advisers and Sub-Advisory Agreements without shareholder approval, provided that shareholders of the Fund will be notified of such change within 90 days. The Adviser also monitors continuity in the Sub-Advisers’ operations and changes in investment personnel and senior management and performs due diligence reviews of each Sub-Adviser. The Adviser also has the authority to give investment instructions for the purpose of facilitating the transition of Fund assets between Sub-Advisers.

A discussion regarding the basis for the approval of the Advisory and Sub-Advisory Agreements by the Board of Trustees will be available in the Semi-Annual Report dated June 30, 2017.

During the fiscal year ending December 31, 2017, the Fund is expected to pay monthly aggregate management fees to the Adviser and its respective Sub-Advisers at the annual percentage rate of 0.87% of its average daily net assets.

The Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual Fund operating expenses to 1.28% for the Institutional Class and 1.53% for the Investor Class. This contractual waiver and reimbursement applies to direct Fund operating expenses only and does not include interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities. Should it be needed, the contractual waiver and expense reimbursement will remain in place until April 30, 2019. Pursuant to this arrangement, the Adviser may be repaid for expenses previously waived or reimbursed within three years after such waiver or reimbursement so long as the repayment does not cause the Fund to exceed its expense limitation in place during the year in which the waiver or reimbursement was originally incurred, or the Fund’s expense limitation at the time of repayment, whichever is lower. This contractual waiver and reimbursement can only be terminated by the Board of Trustees.

Pursuant to a claim for exemption filed with the National Futures Association by the Adviser on behalf of the Fund, the Adviser is not deemed to be a commodity pool operator, and the Fund is not deemed to be a commodity pool, under the Commodity Exchange Act (“CEA”) and is not subject to registration or regulation as such under the CEA.

Sub-Advisers

What is a Sub-Adviser?

Each Sub-Adviser makes the day-to-day investment decisions for the Fund’s assets that it manages, subject to the supervision of the Adviser and the Board of Trustees. Each Sub-Adviser continuously reviews, supervises and administers its own investment program.

Below is a list of the Fund’s Sub-Advisers and their staff who are jointly and primarily responsible for the day-to-day management of the Fund’s assets. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Funds can be found in the SAI.

Allianz Global Investors U.S. LLC (“Allianz”), 1633 Broadway, 43rd Floor, New York, New York 10019. Allianz is a registered investment adviser and provides discretionary and non-discretionary investment management services throughout the world. Allianz manages client portfolios applying various processes across broad classes of assets, including, but not limited to, equity, fixed income, futures and options, convertibles and other securities and derivative instruments. As of March 31, 2017, Allianz had total firm assets under management of approximately $101 billion. James Dudnick, CFA, and Steven Gish, CFA, are the two portfolio managers responsible for the day-to-day management of the firm’s assigned portion of the Fund. Both Messrs. Dudnick and Gish hold the title of Director and Portfolio Manager and joined Allianz in 2005.

Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), 1290 Avenue of the Americas New York, New York 10104. Neuberger Berman is a registered investment adviser and had $218.7 billion in assets under management as of March 31, 2017. The firm provides discretionary and/or non-discretionary investment management services to a variety of clients, such as individuals, institutions, registered investment companies, non-U.S. registered funds, collective investment trusts and private investment funds. Ugo Lancioni and Thomas A. Sontag are the two portfolio managers responsible for the daily management of an assigned portion of the Fund. Mr. Lancioni is a Managing Director and joined the firm in 2007. Mr. Sontag is a Managing Director and joined the firm in 2004.

Parametric Portfolio Associates LLC (“Parametric”), Minneapolis Investment Center, 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435. Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of March 31, 2017, Parametric had total firm assets under management of approximately $197.8 billion. Parametric uses a team approach to manage an assigned portion of the Fund under the leadership of Tom Lee, CFA, Managing Director — Investment Strategy and Research. The team includes Jay Strohmaier, CFA, Managing Director, and Alex Zweber, CFA, Portfolio Manager. Messrs. Strohmaier and Zweber have served as portfolio managers at Parametric for more than five years.

Perella Weinberg Partners Capital Management LP (“PWP”), 767 Fifth Avenue, New York, New York 10153. PWP was formed in 2007 and registered as an investment adviser in the same year. The firm’s asset management business includes a diversified suite of products providing investors with forward looking investment strategies focused purely on investment returns which are uncorrelated to markets. As of March 31, 2017, PWP had total firm assets under management of approximately $13.7 billion. David Baker is responsible for the day-to-day management of the portion of the Fund assigned to PWP. Mr. Baker is a Partner and Portfolio Manager and joined PWP in March 2012.

Service Providers

The following chart provides information on the Fund’s primary service providers.

Shareholder Information

Eligible Investors

You may purchase or redeem shares of the Fund on any business day through the website at GuideStoneFunds.com; by mail at GuideStone Funds, P.O. Box 9834, Providence, RI 02940-9886 (for overnight delivery, GuideStone Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722); or by telephone at 1-888-GS-FUNDS (1-888-473-8637). You may also be able to purchase or redeem shares of the Fund through certain financial intermediaries. The Fund reserves the right to refuse to accept investments at any time. GuideStone Financial Resources may invest for its own account, including reserves and endowment, in any class of the Fund.

Minimum Investments

Investor Class Shares: Any individual or entity may invest in Investor Class shares by making a minimum initial investment of $1,000. The $1,000 initial purchase minimum applies separately to each series of the Trust you own. In addition, the following minimums apply to subsequent purchases of Investor Class shares (however, if you have implemented asset allocation advise using GuideStone Advisors’ Guided Planning Services®, minimum subsequent purchase requirements do not apply):

Minimum Subsequent Purchases
Automatic Investment Plans	$100
Exchanges from another Fund	$250
Individual Retirement Accounts (“IRA”)	$100
GuideStone Investment Accounts and Uniform Gifts/Transfer to Minor Accounts	$100

Institutional Class Shares: Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include certain GuideStone-Serviced Plans (as defined below), financial intermediaries and other institutions). The minimum initial investment for Institutional Class shares is $1,000,000 (there is no minimum subsequent investment) in the Funds in the aggregate, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Trust or its affiliate(s). In addition, investors that hold Institutional Class shares acquired prior to May 1, 2014, remain eligible to purchase and hold Institutional Class shares irrespective of whether their initial investment exceeded $1,000,000.

Participant-directed employee benefit plans that are not serviced by GuideStone Financial Resources are not eligible to purchase Institutional Class shares directly from the Fund but may do so through certain authorized financial intermediaries. If Institutional Class shares are purchased through a GuideStone-Serviced Plan or a participant-directed employee benefit plan serviced by an authorized financial intermediary other than GuideStone Financial Resources, the policies, procedures and minimum investment requirements relating to these purchases will differ from those set forth herein, and additional fees may apply to your investment in the Fund. A “GuideStone-Serviced Plan” means an employee benefit plan that allows its participants to direct their own investments, and through which recordkeeping and other administrative services are provided by GuideStone Financial Resources under an agreement permitting the purchase of Institutional Class shares. For more information about Institutional Class shares, please contact GuideStone at 1-888-GS-FUNDS (1-888-473-8637)

Minimum Account Size

Investor Class Accounts: Investor Class shares of the Fund require a minimum balance of $1,000. The Fund reserves the right to close your account and redeem your shares if the value of your account falls below $1,000, unless the reduction in value is due solely to market depreciation. The $1,000 minimum applies separately to each series of the Trust that you own. We may close your account and send you a check for the redemption proceeds if you do not bring your account up to the minimum within 30 days after we mail you a written notice. Alternatively, if you have accounts in multiple Funds below $1,000, which combined equal or exceed $1,000, we may transfer those proceeds into a single account in the GuideStone Funds Money Market Fund, if you do not bring your accounts up to the minimum within 30 days after we mail you a written notice. A redemption of the Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through an individual retirement account (“IRA”) or an employee benefit plan (collectively, “Tax-Deferred Account”).

Institutional Class Accounts: Institutional Class shares of the Fund require a minimum balance of $1,000,000 invested in all Funds in the aggregate for investors other than GuideStone Service Plans. GuideStone Service Plans are subject to the minimum account balance requirements noted previously under “GuideStone Service Plan Eligibility.” The Adviser, at its discretion, may permit a smaller minimum account balance. The Fund reserves the right to close your account and redeem your shares, if the value of your account falls below $1,000,000 and you are an investor other than a GuideStone Service Plan or an investor who held Institutional Class shares prior to May 1, 2014, unless the reduction in value is due solely to market depreciation. The Fund reserves the same rights if the value of the account of a GuideStone Service Plan falls below the eligibility schedule minimums for GuideStone Service Plans. The Fund will notify you and allow you at least 30 days to bring your account’s value up to the applicable minimum before closing your account. A redemption of the Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through a Tax-Deferred Account.

At the discretion of the Trust’s officers, the initial investment minimums and account size requirements noted for both classes of shares may be waived. A shareholder of one class of the Fund who is, or becomes eligible, for another class of the Fund may elect to convert shares of that class to shares of the other class based on the relative NAVs of shares of each class; however, such a conversion will not be made automatically. A conversion of shares between classes of the Fund will not be considered as a taxable transaction for federal income tax purposes.

Other Information

Open an IRA or Other GuideStone Investment Account: Shares of the Fund are available to eligible investors for purchase through IRAs, Roth IRAs and other GuideStone investment accounts. GuideStone Trust Services, an affiliate of GuideStone Financial Resources and of the Adviser, will serve as non-bank custodian of the IRAs. Eligible investors may also establish an account in the name of a trust established solely by one or more eligible investors and/or an account for a minor. Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts may provide special tax advantages. For more details and applications, call GuideStone Funds at 1-888-GS-FUNDS (1-888-473-8637).

Participants in a Participant-Directed Employee Benefit Plan: If you invest in the Funds in a participant-directed employee benefit plan through a financial intermediary, the minimum investment and account balance requirements will be different than those described above, and you should contact your financial intermediary for this information. The policies and procedures of your financial intermediary, including minimum investments, may be different than those described herein. Your financial intermediary may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law.

Transfer of Shares: Shareholders of record of the Institutional Class shares of the Fund may transfer their shares to another person or entity (a) which is otherwise eligible to purchase the Institutional Class shares of the Fund and (b) which is, or will become upon such transfer, a shareholder of record of the Institutional Class shares of the Fund on the books of the transfer agent of the Fund. Shareholders of record of the Investor Class shares may transfer their shares to another person or entity which is, or will become upon such transfer, a shareholder of record of the Investor Class shares of the Fund on the books of the transfer agent of the Fund.

Customer Identification

The Fund (or a shareholder service provider acting on the Fund’s behalf) seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information such that the Fund may form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

Transactions with the Fund

The following transaction procedures do not apply to participant-directed employee benefit plans or accounts held through financial intermediaries. If you own shares of the Fund through one of the participant-directed plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for proper instructions. If you own shares of the Fund through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions.

Method	Open an Account	Add to an Account
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886	Complete and sign the application. Mail it with your check made payable to GuideStone Funds. Your initial investment must meet the minimum amount.	Send in a check for the appropriate minimum amount (or more). Make your check payable to GuideStone Funds. Always provide your account name and number on the check or include the detachable slip from your confirmation statement.
Overnight Delivery: GuideStone Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722

By Telephone

1-888-GS-FUNDS (1-888-473-8637)

Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). When you call, we may request personal identification and record your call.

If you already have an account and have authorized telephone transactions, you may call to open an account in another Fund in the Trust. You may direct us to deduct an amount from your previously authorized checking or savings account or to exchange shares from your existing Fund account into another Fund in the Trust, or you may send us a wire. (For exchanges, the names and addresses on the accounts must be identical). Your initial investment in the new Fund in the Trust must meet the minimum amount.

You may make investments by telephone ($100 per established Fund in the Trust) if you have previously authorized it. Once you call, we will deduct the dollar amount you designate from your previously authorized checking or savings account.

By Wire

The Bank of New York Mellon

ABA#: 011001234

DDA#: 0000734306FBO: Shareholder Name, Fund Number and Account Number

Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.

Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern time for same day processing.

Please call 1-888-GS-FUNDS (1-888-473-8637) for the account number to include on the wire.

You must send a completed application by overnight delivery in advance of the wire to:

GuideStone Funds

(Designate the Fund)

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

Call 1-888-GS-FUNDS (1-888-473-8637) to notify us of the wire. Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern time for same day processing.

Method	Open an Account	Add to an Account
Online GuideStoneFunds.com Register through our website. You can then establish a personal identification number (“PIN”) on our website that will enable you to make transactions with the Funds online.

If you do not have an existing account, you may open an account through our website or download an application from our website and forward your signed application to:

GuideStone Funds

P.O. Box 9834

Providence, RI 02940-9886

You may make additional investments online if you have previously authorized it. Once you place your order through our website, we will deduct the dollar amount you designate from your previously authorized checking or savings account.

Existing shareholders may open an account in another Fund through our website. You may instruct us to deduct an amount from your previously authorized checking account or to exchange shares from your existing Fund account into another Fund in the Trust. (For exchanges, the names and addresses on the accounts must be identical). Your initial investment in the new Fund must meet the minimum amount.

Automatic Transaction Plans

For each type of automatic transaction plan, you must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637).

Not applicable.

Automatic Investment Plan: You may authorize automatic monthly or quarterly investments in a constant dollar amount (a minimum of $100 per established Fund). We will withdraw the designated dollar amount from your checking account on the 5th or 20th day (whichever you designate) of the month beginning in the month you designate. We will invest it into the Fund that you have designated. If the 5th or the 20th of the month does not fall on a business day, we will withdraw the designated dollar amount on the following business day.

The following transaction procedures do not apply to participant-directed employee benefit plans or accounts held through financial intermediaries. If you own shares of the Funds through one of the participant-directed employee benefit plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for proper instructions. If you own shares of the Funds through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions.

Method	Redeem Shares	Exchange Shares
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886 Overnight Delivery: GuideStone Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722

Send a letter of instruction that includes:

•     The Fund name, your account number, the name of each owner (exactly as they appear on the account) and the dollar amount you wish to redeem.

•     Include all genuine signatures (exactly as they appear on the account) and any documents that may be required (and a medallion signature guarantee, if required). See “Medallion Signature Guarantees.”

Send a letter of instruction that includes:

•     Your account number, the name of each owner (exactly as they appear on the account), the dollar amount you wish to exchange (a minimum of $250 per established Fund) and the new Fund into which the amount is being invested.

•     Include all genuine signatures (exactly as they appear on the account) and any documents that may be required.

By Telephone

1-888-GS-FUNDS (1-888-473-8637) Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). When you call, we may request personal identification and record your call.

You will receive your redemption payment in the form you previously authorized: check, deposit to your bank account or wire transfer (for wire transfers, a $10 fee may be charged).

If you have previously authorized telephone redemptions, you may redeem shares by calling us ($25,000 limit). (IRAs only: You must make all requests for redemptions in writing. Please call 1-888-GS-FUNDS (1-888-473-8637) to request a form.)

If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. Shares purchased by ACH may be subject to a 60-day waiting period during which such shares may only be redeemed by ACH to the same bank account from which the funds were initially deposited.

The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

If you have previously authorized telephone exchanges, you may exchange shares for shares of another Fund in the Trust (a minimum of $250 per established Fund) over the telephone. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

By Wire Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.	You may redeem shares by contacting us by mail or by telephone and instructing us to wire your proceeds to your bank ($10,000 minimum). (Follow the instructions in this table for how to Redeem Shares: By Mail, By Telephone or Online.) Wire redemptions can be made only if you have previously authorized it on an authorization form (including attaching a voided check from the account where proceeds are to be wired), available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). A $10 fee may be charged for wire transfers.	Not applicable.

Method	Redeem Shares	Exchange Shares
Online GuideStoneFunds.com Register through our website. You can then establish a personal identification number (“PIN”) on our website that will enable you to make transactions with the Funds online.

You may redeem shares through our website. You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.

If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. Shares purchased by ACH may be subject to a 60-day waiting period during which such shares may only be redeemed by ACH to the same bank account from which the funds were initially deposited. Such shares may not be redeemed online during the 60-day waiting period.

You may exchange shares for shares of another Fund in the Trust (a minimum of $250 per established Fund) through our website. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

Automatic Transaction Plans You must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637).

Systematic Withdrawal Plan:

You may specify a percent of your account or a dollar amount (a minimum of $250 per established Fund) to be withdrawn monthly, quarterly or annually on the 25th of the month beginning on the month you designate. If the 25th does not fall on a business day, we will process the withdrawal on the previous business day. We reserve the right to charge you for each withdrawal. At the time you authorize the withdrawal plan, you must have a minimum account balance of $5,000. You must have all dividends and other distributions reinvested. We will continue the withdrawals until your shares are gone or you cancel the plan. You may cancel or change your plan or redeem all your shares at any time.

You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.

Not Applicable.

More Shareholder Information

How Share Price is Calculated

The Northern Trust Company (“Northern Trust”) normally determines the NAV per share of each Class of the Fund as of 4:00 p.m. Eastern time each day the New York Stock Exchange (“NYSE”) is open for business (“Business Day”). The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. The NYSE is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday. The NAV for a Class of shares of the Fund is determined by adding the pro rata portion of the total value of the Fund’s investments, cash and other assets attributable to that Class, deducting the pro rata portion of the Fund’s liabilities attributable to that Class and the liabilities directly attributable to that Class, and then dividing that value by the total number of shares of the Class outstanding. Since the NAV for the Fund is calculated separately by Class, and since each Class has its own expenses, the per share NAV of the Fund will vary by Class.

What is the Net Asset Value or “NAV”?

NAV =	Assets – Liabilities Outstanding Shares

The Fund generally values its assets based upon official closing prices, market quotations or estimates of value provided by an independent pricing service as of the time at which the Fund’s share price is calculated. Assets that are denominated in foreign currencies are valued daily in U.S. dollars at the current foreign currency exchange rates. In certain cases, events that occur after certain markets have closed may render prices unreliable. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. When the Fund believes a market price does not reflect a security’s true value, the Fund may substitute a fair value estimate through procedures established by, or under the direction of, the Board of Trustees. The Fund may also use these procedures to value securities that do not have a readily available current market value. Using fair value methods to price securities may result in a value that is different from the prices used by other mutual funds to calculate their NAVs. The Fund is subject to the risk that it has valued certain of its securities at a higher price than it can sell them.

The Fund may include portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV for shares of the Fund may change on days when an investor will not be able to purchase or redeem shares.

Investments by the Fund in other open-end management investment companies are valued based upon the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Purchase of Shares

Fund shares are sold at NAV without a front-end sales load or a back-end sales load. Orders for the purchase of shares received in good order and accepted by the transfer agent or other authorized intermediary as of the close of regular trading on any Business Day will be executed the day they are received by either the transfer agent or other authorized intermediary, at the day’s close share price for the Fund, provided that (1) the transfer agent receives payment as of the close of regular trading on the same Business Day; or (2) the requests are placed by a financial intermediary that has entered into a servicing agreement and payment in federal or other immediately available funds is received by the transfer agent by the close of the same Business Day or on the next Business Day, depending on the terms of the servicing agreement. Purchase requests received in good order by the transfer agent or other authorized intermediary on a non-Business Day or after the close of regular trading on a Business Day will be executed on the next Business Day, at that day’s closing share price for the Fund, provided that payment is made as noted previously. A fee may be assessed if you transact through a financial intermediary, broker or agent.

Your purchase will be made in full and fractional shares calculated to three decimal places. Certificates for shares are not issued. If your purchase order fails to designate the Fund, the purchase will be invested in the GuideStone Funds Money Market Fund.

The Fund reserves the right to suspend the offering of shares or to limit or reject any purchase or exchange order at any time, without notice. The Fund also reserves the right to waive or change investment minimums at any time, without notice. The Fund also reserves the right to redeem shares in any account and return the proceeds to the investor. These actions may be taken when, in the sole discretion of the Fund management, they are deemed to be in the best interest of the Fund. The Fund will not accept any third party or foreign checks.

Redemption of Shares

Requests for the redemption of some or all of your shares received in good order by the transfer agent or other authorized intermediary as of the close of regular trading on any Business Day will be executed the day they are received by either the transfer agent or other authorized intermediary, at the day’s closing share price for the Fund. Redemption requests received in good order by the transfer agent or other authorized intermediary on a non-Business Day or after the close of regular trading on a Business Day will be executed on the next Business Day, at that day’s closing share price for the Fund, provided that payment is made as noted previously. A fee may be assessed if you transact through a financial intermediary, broker or agent.

A redemption is a taxable transaction on which you may recognize a gain or loss, unless you are investing through a Tax-Deferred Account.

Redemption proceeds will ordinarily be sent on the next Business Day, but the Fund may take up to seven days to make payment. The Fund typically expects to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. In stressed market conditions and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in kind. The Fund may stop selling its shares and postpone redemption payments at times when the NYSE is closed or has restricted trading or the SEC has determined an emergency condition exists. Redemption proceeds will only be sent in the form that you previously authorized. If you have authorized payment by check, the check will be sent to the shareholder and address of record.

Request In Good Order

All purchase, exchange and redemption requests must be received by the Fund or its transfer agent in good order. Requests in good order must include the following documents: (1) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (2) any required medallion signature guarantees (see the section entitled “Medallion Signature Guarantees”); and (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships and other legal entities. You may call 1-888-GS-FUNDS (1-888-473-8637) for further details.

Written redemption requests also must include the Fund name, your account number and the dollar amount of the transaction. Purchase orders are not in good order until the Fund’s transfer agent has received payment in federal funds.

If you are investing through an employee benefit plan, your employer, plan administrator or GuideStone Financial Resources, each has their own procedures for transmitting transaction orders and payments to the Fund’s transfer agent on a timely basis and in good order. These procedures may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law.

Medallion Signature Guarantees

To protect shareholder accounts, the Fund and the transfer agent from fraud, medallion signature guarantees are required in certain cases. This enables the Fund to verify the identity of the person who has authorized a redemption from an account. A medallion signature guarantee will be required for any of the following:

For IRA and GuideStone Investment Accounts:

•	Any written redemption request for $50,000 or more.

•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.

•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type).

For Institutional Class Accounts:

•	Any written redemption request for $250,000 or more.

•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.

•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type).

A notary public does not qualify as a medallion signature guarantee. You may obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other participating financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. You may call 1-888-GS-FUNDS (1-888-473-8637) for further details.

The Adviser reserves the right to waive the medallion signature guarantee requirement, provided it has obtained sufficient evidence to grant the waiver.

Redeeming Recently Purchased Shares

If you are redeeming shares that you recently purchased by check, the Fund may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after your check is received. To avoid this delay, pay for your shares by federal funds wire transfer.

If you are redeeming shares that you recently purchased by ACH, for a period of 60 days, you may not redeem those shares online, and the redemption proceeds must be sent via ACH to the same bank account from which the funds were initially deposited.

Right to Redeem in Kind

The Fund reserves the right to pay part or all of your redemption proceeds in securities rather than cash. If payment is made in securities, you may incur brokerage commissions if you elect to sell the securities for cash.

Account Statements

Each shareholder’s transactions in Fund shares will be reflected in a quarterly statement, except organizations that directly invest in an Institutional Class Account receive monthly statements. If your Fund shares are held by a nominee or employee benefit plan, the nominee or employee benefit plan decides whether the statement will be sent to you.

Exchanging Shares

What is an exchange?

An exchange between Funds of the Trust is really two transactions — a sale of shares of the Fund and the purchase of shares of another series of GuideStone Funds. In general, the same policies that apply to purchases and sales apply to exchanges. Exchanges also have the same tax consequences as ordinary sales and purchases.

An exchange is a taxable transaction on which you may recognize a gain or loss, unless you are investing through a Tax-Deferred Account.

If you are invested through an employee benefit plan, you may exchange shares of one Fund for shares in one or more of the other Funds provided exchanges are permitted under the employee benefit plan. Contact your employer, plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for more information.

If you invest in shares of the Fund through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions to conduct an exchange. A fee may be assessed if you transact through a financial intermediary, broker or agent.

Market Timing

The purchase, exchange and redemption of Fund shares in an effort to profit from anticipated short-term market movements (“market timing”) may disrupt portfolio investment strategies and affect costs and performance for other shareholders, including long-term shareholders. To discourage market timing and abusive trading practices by Fund shareholders, the Board of Trustees has adopted policies and has approved procedures for implementing those policies. If you invested in shares of the Fund through a financial intermediary, the market timing policy for that financial intermediary may differ. Please contact your salesperson or financial intermediary for more information on information on their market timing policy.

These procedures reflect criteria that have been developed to identify market timing and that are applied for monitoring transactions in Fund shares. If the Trust identifies what it believes to be market timing, it may warn the shareholder involved, reject or restrict a purchase or exchange order and/or prohibit that shareholder from making further purchases or exchanges of a specific Fund’s shares. The Trust may modify its procedures for implementing its market timing policy and/or the monitoring criteria at any time without prior notice. There can be no assurance that the Trust’s policies will eliminate all market timing activity in the Fund.

Although the Trust makes efforts to monitor for market timing, the ability of the Trust to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, employee benefit plans and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts.

Telephone and Online Transaction

The Fund reserves the right to refuse a telephone redemption or online redemption request if the requester is unable to provide information, such as the: (1) account number; (2) name and address exactly as registered with us; or (3) the primary social security or other taxpayer identification number.

We are not responsible for any account losses due to fraud, so long as we have taken reasonable steps to verify the identity of the person making a telephone or online request. If you are invested other than through an employee benefit plan, your account will automatically have certain telephone privileges. If you are an eligible foundation or you invest through an IRA or GuideStone investment account, your account will automatically have certain telephone privileges. If you wish to remove the telephone redemption or online redemption option from your account, please notify us in writing. If you are redeeming shares you hold through an employee benefit plan or foundation, you may not have telephone or online privileges; contact your employer, your employee benefit plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for information about how to redeem your shares.

The Fund reserves the right to terminate or limit the telephone or online redemption privilege at any time, without prior notice. If you experience difficulty reaching us by telephone or through the Fund’s website, during periods of unusual market activity, contact us by regular or express mail.

You may also be asked to provide additional information in order for the Fund or its transfer agent to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the Fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the Fund related to opening the accounts. Your shares will be sold at the NAV calculated on the day the Fund or its transfer agent closes your Fund position.

Duplicate Mailing to Same Household

We try to eliminate duplicate mailings to the same household. If two Fund shareholders, excluding shareholders invested through an employee benefit plan, have the same last name and address, we send just one shareholder report, instead of two. If you prefer separate reports, notify us by mail or telephone.

Distributions

What is net investment income?
Net investment income generally consists of interest and dividends the Fund earns on its investments less accrued expenses.

The Fund declares and pays dividends from net investment income annually. The Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions.

Distributions are payable to shareholders of record at the time they are declared. Shareholders of record include holders of shares being purchased, but exclude holders of shares being redeemed, on the record date. Your distributions will automatically be reinvested in additional Fund shares, unless you elect to receive your distributions in cash. You may not elect cash distributions for a Tax-Deferred Account.

Financial Intermediaries

On behalf of the Trust, certain institutions acting as financial intermediaries may be authorized to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved on behalf of the Trust. The Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the transfer agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the transfer agent within such time periods, the authorized intermediary may be liable for fees and losses and the transactions may be cancelled. For these and other support services, a fee may be received. For more information, see the section entitled “Shareholder Servicing Arrangements” in this Prospectus.

The Adviser also may provide compensation to certain dealers and other financial intermediaries, including affiliates of the Adviser, for marketing and distribution in connection with the Trust. The Adviser or its affiliates may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Adviser (after adjustments). The additional compensation and payments will be paid by the Adviser or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of the Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in the Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in the Fund.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s website at GuideStoneFunds.com.

Taxes

This section only summarizes some important federal income tax considerations that may affect your investment in the Fund. If you are invest in the Fund through a Tax-Deferred Account, special tax rules apply. You are urged to consult your tax adviser regarding the effects of an investment in the Fund on your tax situation.

Federal Income Tax. As long as the Fund meets the requirements for being treated as a “regulated investment company” under the Code, which the Fund intends to continue to do, it pays no federal income tax on the net earnings and net realized gains it distributes to its shareholders. The Fund will notify you following the end of each calendar year of the amount of dividends and other distributions paid that year.

Dividends from net investment income and distributions from the excess of net short-term capital gain over net long-term capital loss that you receive from the Fund generally are taxable to you as ordinary income, whether reinvested in additional Fund shares or received in cash, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) and reported by the Fund as such generally will be subject to federal income tax for individual and certain other non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain (defined below) —a maximum of 15% (20% for those shareholders with taxable income exceeding $418,400 or $470,700 if married filing jointly, which amounts apply for 2017 and will be adjusted for inflation annually thereafter). The Fund’s distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), whether reinvested in additional Fund shares or received in cash, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares.

Unless you invest through a Tax-Deferred Account, you should be aware that if you purchase Fund shares shortly before the record date for any dividend or other distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

A redemption or exchange of your Fund shares is a taxable event for you. Depending on the redemption price of the shares you redeem or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions. The exception, once again, is a Tax-Deferred Account.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include dividends and other distributions the Fund pays and gains recognized from the redemption or exchange of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

Basis Reporting and Election. The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders basis and holding period information for redeemed Fund shares (including those redeemed as part of an exchange) purchased on or after January 1, 2012 (“Covered Shares”). The Fund will permit shareholders to elect from among several IRS-accepted basis determination methods, including average basis. In the absence of an election by a shareholder, the Fund will use the average basis method with respect to that shareholder’s Covered Shares. The basis determination method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting rules apply to them.

State and Local Income Taxes. You should consult a tax adviser concerning state and local tax laws, which may produce different consequences from those under the federal income tax law.

Additional Information

The Board of Trustees oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, transfer agent and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers. This Prospectus provides information concerning the Fund that you should consider in deciding whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, nor should be read, to be or create an arrangement or contract between the Trust or the Fund and any investor, or to create any rights in a shareholder or other person other than any rights under federal or state law that may not be waived.

Shareholder Servicing Arrangements

Shares of the Fund are sold without a front-end sales load or a back-end sales load on a continuous basis by Foreside Funds Distributors LLC located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312 (the “Underwriter”). The Board of Trustees has adopted a separate Shareholder Service Plan for the Investor Class (“Service Plan”).

Under its Service Plan, the Investor Class is authorized to pay shareholder servicing and recordkeeping fees of 0.25% of average daily net assets. Shareholder servicing and recordkeeping fees are paid to parties that provide services for, and maintain records for, shareholder accounts.

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

What are service fees?
Service fees are deducted from fund assets to pay for recordkeeping and other services in connection with maintaining shareholder accounts.

Financial Highlights

There are no financial highlights for the Fund because it commenced operations on or after the date of this Prospectus.

Glossary

30-Day SEC Yield — A standardized measure of yield for a mutual fund. The calculation is based on a 30-day period ending on the last of the previous month. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Acquired Fund Fees and Expenses — Fees and expenses attributable to any company in which a mutual fund invests or has invested during the relevant fiscal period that (a) is an investment company or (b) would be an investment company under Section 3(a) of the 1940 Act, as amended. In the event the fees and expense incurred indirectly by a mutual fund as a result of investment in shares of one or more acquired funds do not exceed 0.01% of the average net assets of that mutual fund, the mutual fund may include these fees and expenses under the sub-caption “Other expenses” in the mutual fund’s fee table. Total annual fund operating expenses reflected in a mutual fund’s fee table may not correlate to the ratio of expenses to average net assets reported in a mutual fund’s financial highlights table, which reflects the operating expenses of a mutual fund and does not include Acquired Fund Fees and Expenses.

Active Management — A style of investment management where the portfolio manager actively makes investment decisions and initiates buying and selling of securities in an effort to maximize return. It is the opposite of passive management, where the portfolio manager oversees a static portfolio structured to match the performance of a selected part of the market or index.

American Depositary Receipt (“ADR”) — Receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over-the-counter markets in the U.S.

Amortized Cost — This method involves valuing securities at their cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. This accounting method is used for the GuideStone Fund Money Market Fund.

Annualize — To convert to an annual basis. The expression of a rate of return over periods other than one year converted to annual terms. For example, a cumulative return of 21% over two years would convert into an annualized return of 10% per annum, even though each annual return may have looked nothing like 10%. For example, if an investment earned -2% in year one and 23.5% in year two, the compound annual return would be 10%.

Asset-Backed Securities — Securities backed by mortgages, installment contracts, credit card receivables or other financial assets. These securities represent interest in “pools” of assets in which payments of both interest and principal on the securities are made periodically.

Average Maturity — The average length of time on which the principal of a bond in a bond fund must be repaid.

Basis Point — One basis point is 0.01%, or 1/100 of a percentage point. Thus 100 basis points equal 1% percent.

Benchmark — Any basis of measurement, such as an index, that is used by an investment manager as a yardstick to assess the risk and performance of a portfolio. For example, the S&P 500® Index is a commonly used benchmark for U.S. large-cap equity portfolios.

Capital Gain/Loss — A realized gain or loss calculated at the time of sale or maturity of any capital asset. Refers to the profit or loss attributable to the difference between the purchase and sale price.

Commercial Paper — The security is a short-term, unsecured promissory note issued in the public market as an obligation of the issuing entity. The maturity of commercial paper is typically less than 270 days.

Concentration Risk — Risk associated with a relatively high exposure to a certain security position, sector, industry and/or country.

Commodities — Commodities are raw materials or agricultural products such as sugar, corn, gold or oil, among many others. Commodities may be grouped into different classifications for regulatory purposes, such as energy, agricultural (including livestock), precious metals, industrial metals, among many others. Additionally, a commodity is all services, rights, and interests in which contracts for future delivery are presently or in the future dealt in, such as financial instruments. Investments in the commodities markets can include direct physical trading in the form of spot transactions and derivatives trading in the form of futures and options on futures.

Correlation — The statistical measure which indicates the tendency of two variables moving together.

Credit Quality — A measure that reflects the rating assigned by Standard & Poor’s®, Moody’s Investors Service, Inc. or Fitch, Inc. to fixed-income securities. It rates the issuing entity’s capacity to meet the repayment terms of the security. Bonds issued and backed by the federal government are of the highest quality and are considered superior to bonds rated AAA, which is the highest possible rating a corporate bond can receive. Investment quality ratings include AAA, AA, A, and BBB. Bonds rated BB or lower are considered high yield or “junk” bonds.

Credit Ratings — See Credit Quality.

Credit Risk — A risk that an issuer may default on its securities causing a loss to the debt holder.

Currency Exchange Rate — A quotation used to indicate the value of a foreign currency relative to one unit of local currency.

Currency Risk — Foreign investments bear the risk of the local market and the foreign exchange rate. Risk associated with exposure to a certain currency that declines in value. Changes in currency exchange rates relative to the U.S. dollar may negatively affect the value of foreign investments.

Current Income — Money that is received on an ongoing basis from investments in the form of dividends, interest, rents or other income sources.

Default Risk — Risk that an issuer will be unable to timely meet interest and principal payments.

Deflation — Deflation is a decrease in the general price level of goods and services. Deflation may occur when the inflation rate falls below 0% (a negative inflation rate). Deflation may be caused by a reduction in the supply of money or credit, or by a decrease in government, personal or investment spending.

Developed Markets — Financial markets in countries with developed economies. Examples include, but are not limited to, the United States, United Kingdom, Germany, France and Japan.

Dividend — Earnings distributed to shareholders. Mutual fund dividends are paid out of income from a fund’s investments.

Dividend Yield — Yield is determined by dividing the amount of annual dividends per share by the current market price per share of stock.

Downgraded — The act of lowering the credit rating of a fixed-income instrument.

Duration — A calculation that measures the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond’s life. Future interest and principal payments are discounted to reflect their present value and then multiplied by the number of years they will be received to produce a value expressed in years — the duration. For example, a bond with a five-year duration will, in theory, decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Emerging Markets — Financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan). Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

Equity — Represents ownership interest possessed by shareholders in a corporation. Synonymous with stock.

Exchange-Traded Funds (“ETFs”) — ETFs are open-end investment companies (or unit investment trusts) whose shares are listed for trading on a national securities exchange or the NASDAQ National Market System.

Expense Ratio — Expressed as a percentage, provides the investor the total cost for fund operating expenses and management fees.

Federal Deposit Insurance Corporation (“FDIC”) — Federal agency established in 1933 that guarantees (within limits) funds on deposit in member banks and thrift institutions and performs other functions to facilitate mergers or prevent failures.

Fixed-Income Securities — A security that pays a fixed-rate of return. Usually refers to government, corporate or municipal bonds, which pay a fixed-rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.

Foreign Issuers — Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

Forward Contracts — A privately negotiated contract permitting the holder to purchase or sell a specified amount of a financial instrument or foreign currency on a predetermined future date at a predetermined price.

Frontier Markets – A subset of emerging market countries that are investable but may have lower market capitalization and liquidity and may be more politically unstable than the more developed emerging markets.

Futures Contracts — A standardized agreement to buy or sell a specified amount of a financial instrument, such as a U.S. Treasury security, an equity security or foreign currency, or good at a particular price on a stipulated future date. The price is established on an organized exchange and the potential gain/loss is realized each day (marking to market). Interest rate futures contracts are a type of financial futures contract that calls for the future delivery of U.S. government securities or index-based futures contracts. The value of interest rate futures contracts changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.

Global Depository Receipt (“GDR”) — Receipt for shares in a foreign based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

Hedging — The practice of undertaking one investment activity in order to protect against losses in another.

High Yield Bonds (“Junk Bonds”) — A bond that has a credit rating of BB or lower and that pays a higher yield to compensate for the greater credit risk.

Illiquid Securities — A security that cannot be disposed of promptly (i.e., within seven days) and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument.

Indirect Fees and Expenses — Fees and expenses borne indirectly by a mutual fund shareholder through his/her investment in a mutual fund that owns acquired funds.

Inflation — The rate at which the general level of prices for goods and services rises, and correspondingly, purchasing power falls.

Inflation-Protected Bonds — Fixed-income instruments whose principal and/or interest is adjusted periodically for inflation. Inflation-protected bonds are also known as inflation-indexed bonds.

Interest — Cost of using money, expressed as a rate per period of time, usually one year, in which case it is called an annual rate of interest.

Interest Rate Floors and Caps — The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate.

Interest Rate Risk — Risk that changes in interest rates will adversely affect the value of an investor’s securities portfolio. When interest rates rise, the market value of fixed-income contracts (such as bonds) declines. Similarly, when interest rates decline, the market value of fixed-income contracts increases.

International Equity Securities — Investments in non-U.S. stocks or equity securities.

Investment Grade Bond — See Credit Quality.

Maturity — The date at which a debt instrument is due and payable.

Micro-Cap Companies — Micro-cap companies have market capitalizations that are less than those of small capitalization companies and may involve greater risk and be more volatile and less liquid than an investment in a larger company. Micro-cap companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Micro-cap companies may have limited financial resources, management experience and market diversification.

Money Market Instruments — Such instruments include high quality, short-term debt instruments. Among other quality requirements, a money market instrument must mature in 397 days or less.

Natural Resources — Natural resources are materials that are derived from the environment. Natural resources generally include, but are not limited to: energy (such as oil and other fossil fuels), alternative energy (such as uranium, coal, hydrogen, wind, solar and fuel cells), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint and tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum and diamonds), and agricultural products (grains and other foods, seeds, fertilizers and water).

Net Asset Value (“NAV”) — The market value of a fund share. For the Fund, this value is net of all expenses. The NAV is calculated after the close of the exchanges and markets each day by taking the closing market value of all securities owned plus all other assets such as cash, subtracting liabilities, then dividing the result (total net assets) by the total number of shares outstanding.

Options — An instrument that provides for an investor to initiate a purchase and/or sell transaction. An owner of a call (put) option has the right to purchase (sell) the underlying security at a specified price, and this right lasts until a specified date. There are several different types of options, which may include interest rate options, yield curve options and options on mortgage-backed securities. Interest rate options are a type of option that provides the owner the right to purchase or sell U.S. government securities or index-based option. Yield curve options and options on stock indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. Options on mortgage-backed securities entitle the holder to purchase or sell mortgage backed securities, which are fixed-income investments that generate interest revenue through pools of home loan mortgages.

Passive Management — A style of investment management that seeks to attain performance equal to the market or a particular index. In pure index funds, no judgments are made about future market movements, although more sophisticated managers usually offer tilted portfolios.

Political Risk — Risk associated with uncertain political environments when investing in foreign securities. Political risks tend to be greater in emerging markets relative to developed markets.

Prepayment Risk — Prepayment is the activity of repaying principal prior to its stated maturity date. Prepayments of certain fixed-income securities, such as mortgage-backed securities, are subject to prepayment risk. Prepayments generally increase when interest rates fall, resulting in a risk that principal is re-invested at lower interest rates.

Price-to-Book (“P/B”) Ratio — The weighted average of the P/B ratios of all the stocks in a fund’s portfolio. Generally, a high P/B ratio indicates the price of the stock exceeds the actual worth of the company’s assets, while a low P/B ratio indicates the stock is relatively cheap.

Price-to-earnings (“P/E”) Ratio — A stock’s market price divided by its current or estimated future earnings per share. A fundamental measure of the attractiveness of a particular security versus all other securities as determined by the investing public. The higher the P/E, the more investors are paying, and therefore the more earnings growth they are expecting. The lower the ratio relative to the average of the stock market, the lower the (market’s) profit growth expectations.

Principal — Face amount of a debt instrument on which interest is either owed or earned.

Real Estate Investment Trust (“REIT”) — A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate loans or interests. REITs are not subject to federal income tax on net income and net realized gains that are distributed to shareholders, provided they comply with certain requirements of the Code.

REITs are generally classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

Real Return — An inflation-adjusted return, that is total return reduced by the expected impact of inflation. It is the return that when compounded with inflation gives the nominal return for the same security.

Record Date — Date on which a shareholder must officially own shares in order to be entitled to a dividend.

Rule 2a-7 — Rule under the Investment Company Act of 1940, as amended, which allows for the use of the amortized cost method of accounting as long as the portfolio adheres to certain parameters related to credit quality, security type, liquidity and maturity. The GuideStone Funds Money Market Fund adheres to the requirements of Rule 2a-7.

Securities and Exchange Commission (“SEC”) — An organization created by an act of Congress, entitled the “Securities Exchange Act of 1934.” The SEC is an independent bipartisan, quasi-judicial agency of the U.S. government. The laws administered by the SEC relate in general to the field of securities and finance and seek to provide protection for investors and the public in their securities transactions.

Securities Lending — A program of lending eligible securities from the portfolios to approved borrowers in return for a fee.

Select Funds — GuideStone Funds that directly invest in different types of fixed-income obligations, stocks or other investments to meet their respective investment objectives. Seventeen (eight equity, three bond, four real assets, one alternative assets and one money market) separate Select Funds are offered through GuideStone Funds. The majority of the Select Funds use a multi-manager approach by combining different investment management firms (Sub-Advisers) within a single Select Fund.

Standard Deviation — A statistical measurement of distribution around an average, which depicts how widely returns varied over a certain period of time. Investors use the standard deviation of historical performance to try to predict the most likely range of returns. When a fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility.

Swap Agreements — An agreement between two or more parties to exchange sets of cash flows over a period in the future. Basic types of swaps are interest rate swaps, credit default swaps and currency swaps. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. A credit default swap is a type of insurance against default by an issuer where the owner of the protection pays an annual premium to the seller of the protection for the right to sell a bond equivalent to the amount of the swap in the event of a default on the bond. Currency swaps involve the exchange of the rights of a fund and another party to make or receive payments in specific currencies.

Swaption — An option to enter into a previously agreed upon swap agreement on a future date pursuant to the terms of the swaption.

Total Return — Return on an investment including both appreciation/(depreciation) and interest or dividends.

Transfer Agent — The agent that processes and records purchases and sales of Fund shares for all classes. BNY Mellon serves as the transfer agent for the Fund.

Turnover — Statistical ratio measuring the amount of transactions within a portfolio over a given time period.

Weighted Average Life Maturity — Weighted average life portfolio maturity is measured without reference to any Rule 2a-7 provision that otherwise would permit the Money Market Fund to shorten the maturity of an adjustable-rate security by reference to its interest rate reset dates.

Weighted Average Market Cap — The weighted average is computed by weighing each company’s market capitalization by the market value of the securities in the fund. Market capitalization is found by multiplying the number of outstanding shares of stock for a company by the current market price of those shares.

Weighted Average Maturity — The weighted average is computed by weighing each securities maturity date by the market value of the security in the Money Market Fund.

Yield Curve — A visual representation of the term structure of interest rates by plotting the yields of all bonds of the same quality within maturities ranging from the shortest to the longest available. It shows the relationship between bond yields and maturity lengths. A normal or positive yield curve signifies higher interest rates for long-term investment, while a negative or downward curve indicates higher short-term rates.

Yield Spreads — A difference in yield between various issues of securities.

Yield to Maturity — The yield provided by a bond that is held to its maturity date, taking into account both interest payments and capital gains or losses.

For more information

You can learn more about the Funds by requesting the following free documents:

Statement of Additional Information (“SAI”): Provides additional information about the Funds’ policies, investment restrictions, risks and business structure. The SAI is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports to Shareholders: Contains performance data and information on portfolio holdings for the last completed fiscal year or half year. The Annual Report also contains the auditor’s report and a discussion by management of the market conditions and investment strategies that significantly affected the Funds’ performance.

If you have questions, need information about your plan account or would like to request these free documents, contact your employer, your plan administrator or GuideStone Financial Resources by phone at 1-888-GS-FUNDS (1-888-473-8637) 7 a.m. to 6 p.m. CST, Monday through Friday or by mail at:

GuideStone Funds

2401 Cedar Springs Road

Dallas, TX 75201-1498

Visit our website at GuideStoneFunds.com to access the Prospectus, SAI and Annual/Semi-Annual Reports to Shareholders.

You may also get free copies by:

	•	Accessing them on the EDGAR Database on the SEC’s website — sec.gov.

	•	Reviewing and copying them at the SEC’s Public Reference Room in Washington, D.C. — Call (202) 551-8090.

	•	Requesting copies (you will be charged a duplicating fee) by writing the Public Reference Section of the SEC, Washington, D.C. 20549–1520 or via electronic request by emailing publicinfo@sec.gov.

2401 Cedar Springs Road, Dallas, TX 75201-1498 1-888-GS-FUNDS • GuideStoneFunds.com 811-10263	Funds distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312 © 2017 GuideStone Funds 101249 06/17

Statement of Additional Information (SAI)

JULY 1, 2017

	INSTITUTIONAL	INVESTOR
Strategic Alternatives Fund	GFSYX	GFSZX

The Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current Prospectus for the Institutional and Investor Class shares of the Strategic Alternatives Fund dated July 1, 2017, as amended from time to time. You can obtain a free copy of the current Prospectus, Annual Report and Semi-Annual Report on our website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

GuideStone™ Funds

2 | Statement of Additional Information

GuideStone Funds | 3

History of the Fund

GuideStone Funds (the “Trust”), formerly, AB Funds Trust, is an open-end management investment company organized as a Delaware statutory trust on March 2, 2000. On September 13, 2005, AB Funds Trust changed its name to GuideStone Funds. The Trust has established 26 series, one of which is described in this SAI. Disclosure relevant to the Strategic Alternatives Fund (the “Fund”) is contained herein. The Fund is a separate mutual fund with its own investment objective, strategies and risks.

Currently, there are two classes of shares issued by the Trust, the Institutional Class and Investor Class (each, a “Class” and together, the “Classes”) for the Fund. The Trust’s Board of Trustees (“Board” or “Board of Trustees”) may issue additional classes of shares or series at any time without prior approval of the shareholders.

Description of Investments and Risks

The following should be read in conjunction with the Fund Summary in the Fund’s Prospectus, specifically the sections entitled “Investment Objective,” “Principal Investment Strategies” and “Principal Risks.” Unless otherwise defined in this SAI, the terms used herein have the respective meanings assigned to them in the Prospectus.

You should understand that all investments involve risk and that there can be no guarantee against loss resulting from an investment in the Fund. Unless otherwise indicated, all percentage limitations governing the investments of the Fund apply only at the time of a transaction.

GuideStone Capital Management, LLC serves as the investment adviser to the Fund (the “Adviser”) and is an affiliate of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”). The Fund is a series of a diversified, open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Rather than making the day-to-day investment decisions for the Fund, the Adviser acts as a manager of managers and retains various investment management firms (each a “Sub-Adviser” and together, the “Sub-Advisers”) to do so. The Sub-Advisers employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Fund. The Sub-Advisers may invest in all the instruments or use all the investment techniques permitted by the Fund’s Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and restrictions.]

The Fund does not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions. This policy may not be changed without a vote of a majority of the outstanding shares of the Trust.

Bankers’ Acceptances, Certificates of Deposit, Time Deposits and Bank Notes. The Fund may invest in such obligations issued by U.S. or foreign issuers. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

The Fund may invest in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar time deposits, which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian time deposits, which are essentially the same as Eurodollar time deposits except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee bankers’ acceptances, which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest

4 | Statement of Additional Information

income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. U.S. branches of foreign banks may be considered domestic banks if it can be demonstrated they are subject to the same regulation as U.S. banks.

Investments in Eurodollar and Yankeedollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements.

Bank Loans. The Fund may invest in bank loans, which include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. There are special risks associated with investments in bank loans, which include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations. These loans generally will not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates, and a senior loan could lose a substantial part of its value prior to a default. However, as compared to high yield or junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus, bank loans are subject to interest rate risk. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds, and there may be less public information available about them. Bank loans are generally less liquid than many other debt securities. Transactions in bank loans may settle on a delayed basis, such that the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Fund’s redemption obligations until a substantial period after the sale of the loans. In order to finance redemptions pending settlement of bank loans, the Fund may employ a wide variety of means to meet short-term liquidity needs, including, without limitation drawing on its cash and other short term positions, all of which may adversely affect the Fund’s performance. The Fund may participate in the primary syndicate for a loan, or they may also purchase loans from other lenders (sometimes referred to as loan assignments). The Fund may also acquire a participation interest in another lender’s portion of the senior loan. Participation interests and assignments involve credit, interest rate and liquidity risk (See “Loan Participations” disclosure in this SAI). The Fund’s investments in bank loans may include, without limitation, bridge loans and revolving lines of credit.

Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loans and other debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation.

Commercial Paper. The Fund may invest in commercial paper which includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by bank holding companies, corporations and financial institutions and similar instruments issued by government agencies and instrumentalities the interest on which is subject to federal income tax. The Fund will only invest in commercial paper to the extent consistent with its investment policies, including its policies regarding credit quality and ratings.

Convertible Securities. The Fund may invest in convertible securities of U.S. and non-U.S. issuers. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit

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standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. The Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

More flexibility is possible in the assembly of a synthetic convertible instrument than in the purchase of a convertible security. Although synthetic convertible instruments may be selected where the two components are issued by a single issuer, the character of a synthetic convertible instrument allows the combination of components representing distinct issuers, when management believes that such a combination would better promote the Fund’s investment objectives. A synthetic convertible instrument also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible instrument but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible instrument faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible instrument. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible instrument includes the fixed-income component as well, the holder of a synthetic convertible instrument also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

Cybersecurity Risk. With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to the Fund’s assets, customer data, or proprietary information, or cause the Fund or the Fund’s service providers (including, but not limited to, the Adviser, distributor, fund accountant, custodian, transfer agent, sub-advisers (if applicable) and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or the Fund, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or the Fund’s service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures or financial loss of a significant magnitude and could result in allegations that the Fund or the Fund’s service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

6 | Statement of Additional Information

Depositary Arrangements. The Fund may invest in ADRs and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars. They are publicly traded on exchanges or over-the-counter in the United States.

The Fund may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. securities issuer does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility because fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there may also be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information for buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

Investments in ADRs involve certain risks not typically involved in purely domestic investments. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI.

The Fund may also invest in European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”). These are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, EDRs, GDRs and IDRs are designed for use in the foreign securities markets. Investments in EDRs, GDRs and IDRs involve certain risks not typically involved in purely domestic investments, including currency exchange risk. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI.

The Fund may also invest in other forms of depositary receipts that are certificates issued by non-U.S. institutions evidencing ownership of underlying foreign securities, including non-voting depositary receipts (“NVDRs”). Such depositary receipts may or may not be traded in a secondary market, and, as is the case with the NVDRs, might only be redeemable by the issuer. Investments in these depositary receipts may provide economic exposure to the underlying security, but may be less liquid and more volatile than the underlying securities, which may be issued by companies in emerging markets. In addition, investments in these depositary receipts are subject to many of the same risks associated with investing directly in foreign securities. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI. Investments in these depositary receipts, particularly NVDRs, may not entitle the holders to vote the underlying shares.

Foreign Currency

Foreign Currency — Generally. The Fund may invest in securities denominated in foreign currencies. As part of the cash overlay program, the Fund may also utilize foreign currency exchange contracts, currency futures contracts and options thereon and currency options, which are discussed in this section. The performance of investments in securities and obligations denominated in a foreign currency will be impacted by the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Absent other events that could otherwise affect the value of a foreign security or obligation (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security or obligation in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security or obligation.

Although the Fund may invest in securities and obligations denominated in foreign currencies as discussed herein, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments, or central banks. They can also be affected by currency controls, or by political developments in the U.S. or abroad. To the extent the Fund’s total assets, adjusted to reflect its net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, through the use of forward currency exchange contracts and other currency instruments as described below, the respective net currency positions of the Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the Fund will not exceed its total asset value, to the extent the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Fund is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

GuideStone Funds | 7

Foreign Currency — Forward Currency Exchange Contracts. The Fund may enter into forward currency exchange contracts in order to hedge to the U.S. dollar and to hedge one foreign currency against changes in exchange rates for a different foreign currency. These may include non-deliverable foreign currency exchange contracts, which means that the exchange contract is settled in a net payment in a single currency. The Fund may also use forward currency exchange contracts for non-hedging purposes, even if it does not own securities denominated in that currency. Forward currency exchange contracts represent an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. This allows the Fund to establish a rate of exchange for a future point in time.

When the Fund owns securities denominated in a foreign currency that the Sub-Adviser anticipates may decline substantially relative to the U.S. dollar or other leading currencies, the Fund may attempt to reduce this currency risk by entering into a forward currency exchange contract to sell, for a fixed amount, an amount of the foreign currency approximating the value of some or all of the Fund’s securities denominated in that foreign currency. When the Fund creates a short position in a foreign currency, it may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. The Fund’s net long and short foreign currency exposure will not exceed its total asset value.

In addition, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward currency exchange contract for the amount of the purchase or sale price. This protects the Fund against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Portfolio securities hedged by forward currency exchange contracts are still subject to fluctuations in market value. In addition, it will not generally be possible to match precisely the amount covered by a forward currency exchange contract. Additionally, the value of the securities involved will fluctuate based on market movements after the contract is entered into. Such imperfect correlation may cause the Fund to sustain losses that will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. While forward currency exchange contracts may protect the Fund from losses resulting from movements in exchange rates adverse to the Fund’s position, they may also limit potential gains that result from beneficial changes in the value of such currency. The Fund will also incur costs in connection with forward currency exchange contracts and conversions of foreign currencies and U.S. dollars.

Foreign Currency — Currency Futures Contracts and Options Thereon. The Fund may also engage in futures contracts on foreign currencies and related options transactions, for the same purposes that they are permitted to use forward currency exchange contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The Fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges. The Fund may either accept or make delivery of the currency specified at the maturity of a futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Buyers and sellers of currency futures and options thereon are subject to the same risks that apply to the use of futures generally. These risks are set forth in the section entitled “Futures and Options” in this SAI.

Foreign Currency — Currency Options. The Fund may also write covered put and covered call options and purchase put and call options on foreign currencies, for the same purposes that they are permitted to use forward currency exchange contracts. The Fund will write or purchase currency options that are traded on U.S. or foreign exchanges or over-the-counter.

A call option written by the Fund obligates it to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the Fund obligates it to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves the risk that the Fund may be required to sell the specified currency (subject to a call) at a price that is less than the currency’s market value or to purchase the specified currency (subject to a put) at a price that exceeds the currency’s market value. The use of currency options is subject to the same risks that apply to options generally. These risks are set forth in the section entitled “Futures and Options” in this SAI.

The purchase of a call option would entitle the Fund to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of the currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option. The Fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the Fund’s position.

The Fund may, for example, purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated. The purchase of a put option would entitle the Fund to sell a specific currency at a specified price during the option period. This is meant to offset or hedge against a decline in the dollar value of such portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency

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decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

Foreign Currency — TBAs. The Fund may enter into to-be-announced purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying portfolio securities, according to the procedures described in the section entitled “Valuation of Shares” in this SAI.

Foreign Currency — Cover Requirements. When the Fund engages in forward currency exchange contracts, currency futures contracts and options thereon, and currency put and call options, they will comply with guidelines established by the U.S. Securities and Exchange Commission (“SEC”) with respect to coverage of these strategies. These coverage guidelines are set forth in the section entitled “Futures and Options — Cover Requirements” in this SAI.

Foreign Securities and Obligations. The Fund may invest in ADRs and regular shares of foreign companies traded and settled on U.S. and foreign exchanges and over-the-counter markets. In addition, the Fund may invest a portion of its assets in debt obligations issued by foreign issuers, including obligations not traded and settled on U.S. exchanges and over-the-counter markets. These obligations may be issued by supranational entities, including international organizations, designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities and obligations involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund that invests in foreign stocks. The holdings of the Fund that invests in fixed-income securities will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend and interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect an investment in foreign securities or obligations. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. For a discussion of risks and instruments related to foreign currency, see the section entitled “Foreign Currency” in this SAI.

Investment in foreign securities and obligations may involve higher costs than investment in U.S. securities and obligations. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets, costs arising from delays in settlements of transactions and the imposition of additional taxes by foreign governments. In addition, dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent those taxes are not offset by credits or deductions allowed to investors under the federal income tax law, they may reduce the net return to the shareholders.

The Fund may invest in foreign debt, including the securities of foreign governments and foreign corporations. Several risks exist concerning such investments, including the risk that foreign issuers may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

To the extent consistent with its investment objectives, the Fund may also invest in obligations of the International Bank for Reconstruction and Development (also known as the World Bank), which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, the Fund may invest its assets in countries with emerging economies or securities markets. These countries are primarily located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally,

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settlement procedures in emerging countries are frequently less developed and less reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities. They also could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested, to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered, or to incur losses due to the Fund’s inability to complete a contractual obligation to deliver securities. In addition, frontier countries generally have smaller economies and/or less developed capital markets than traditional emerging markets, and may be more politically instable, and as a result, the risks of investing in emerging market countries are magnified in frontier countries.

More specific disclosure related to investments in certain countries or geographic regions is provided below:

China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; and (vii) the risk that certain companies in which a Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund’s investments.

Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. European Union (“EU”) member countries are required to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU, including, with respect to the latter, the United Kingdom, which is a significant market in the global economy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.

The announcement of the United Kingdom’s vote to leave the EU (“Brexit”) has caused business disruptions and uncertainty and thus adversely impact the financial results and operations of various European companies and economies. The effects of Brexit will depend on any agreements the UK makes to retain access to the EU Common Market either during a transitional period or more permanently. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations.

Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild

10 | Statement of Additional Information

recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. Japan is heavily dependent on exports and foreign oil. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizeable magnitude and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, relative to companies operating in Western economies, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to a Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of a Fund.

As a result of recent events involving Ukraine and Russia, the United States and the EU have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s investments.

Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions. To the extent consistent with its respective investment objectives, the Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

When the Fund purchases securities on a when-issued basis or purchases or sells securities on a forward commitment basis, the Fund may complete the transaction and actually purchase or sell the securities. However, if deemed advisable as a matter of investment strategy, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, it will segregate liquid assets having a value determined daily at least equal to the amount of its purchase commitments until three days prior to the settlement date, or it will otherwise cover its position. In the case of a forward commitment to sell securities, the Fund will segregate with its custodian actual securities or liquid assets that are unencumbered and daily marked-to-market, while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

Futures and Options

Futures and Options — Generally. The Fund may purchase or sell (1) put and call options on securities, indices and other financial instruments and (2) futures contracts and options thereon. The Fund may enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission (“CFTC”) for sale to customers in the United States, on foreign exchanges. In addition, the Fund may invest and reinvest in long or short positions in any of the instruments contemplated in this section. The Fund may purchase or sell (1) put and call options on fixed-income securities and (2) futures contracts and options thereon. In addition, the Fund may invest in long or short positions in any of the instruments contemplated in this section. The Fund may sell short exchange-listed equity futures contracts to reduce market exposure. The Fund may sell short exchange-listed U.S. Treasury future contracts to reduce market exposure.

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Futures and Options — Futures Contracts Generally. A futures contract may generally be described as an agreement between two parties to buy and sell a specified quantity of a particular instrument, such as a security, currency or index, during a specified future period at a specified price. When interest rates are rising or securities prices are falling, the Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they affect anticipated purchases.

Although futures contracts by their terms generally call for the actual delivery or acquisition of the underlying instrument or the cash value of the instrument, in most cases, the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying or selling, as the case may be, on a commodities exchange an identical futures contract calling for delivery in the same period. Such a transaction, which is executed through a member of an exchange, cancels the obligation to make or take delivery of the instrument or the cash value of the instrument underlying the contractual obligations. Such offsetting transactions may result in a profit or loss, and the Fund may incur brokerage fees when it purchases or sells futures contracts. While the Fund’s futures contracts will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying instrument whenever it appears economically advantageous for it to do so.

The use of options and futures is subject to applicable regulations of the SEC and CFTC and the several exchanges upon which they are traded. In addition, the Fund’s ability to use options and futures may be limited by tax considerations. For more information, see the section entitled “Taxation” in this SAI. Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Adviser is not deemed to be a commodity pool operator, nor the Fund a commodity pool, under the Commodity Exchange Act (the “CEA”) Rule 4.5 and neither the Fund nor the Adviser is subject to registration as such under the CEA.

Under Rule 4.5, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operation and/or change the competitive landscape. In this regard, any further amendments to the CEA or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund’s operations and expenses.

Futures and Options — Options Generally. Options may relate to particular securities, foreign and domestic securities indices, financial instruments, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (“OCC”). A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.

In addition, some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a swap investment by the Fund could lose margin payments deposited with the clearing organization, as well as the net amount of gains not yet paid by the clearing organization, if the clearing organization breaches the swap agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive, plus the return of margin owed to it, only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund’s execution of a closing purchase transaction. This means that the Fund buys on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such

12 | Statement of Additional Information

underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. The Fund that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several other risks associated with options. For example, there are significant differences among the securities, currency and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Futures and Options — Financial Futures Contracts. Financial futures contracts are simply futures contracts that obligate the holder to buy or sell a financial instrument, such as a U.S. Treasury security, an equity security or foreign currency, during a specified future period at a specified price. A sale of a financial futures contract means the acquisition of an obligation to sell the financial instrument called for by the contract at a specified price on a specified date. A purchase of a financial futures contract means the acquisition of an obligation to buy the financial instrument called for by the contract at a specified price on a specified date.

Futures and Options — Stock Index Futures Contracts. A stock index futures contract is a type of financial futures contract that obligates the seller to deliver (and the purchaser to buy) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and the Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract’s value. No physical delivery of the underlying stocks in the index is made in the future.

For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and it anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of stocks that it intends to buy.

Futures and Options — Options on Indexes. Options on indexes provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Futures and Options — Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right, but not the obligation, to sell or to purchase, respectively, the underlying futures contract for a specified price at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

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Futures and Options — Options on Stock Index Futures. The Fund may buy and sell call and put options on stock index futures. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

Futures and Options — Cover Requirements. The Fund will comply with SEC guidelines for covering future commitments that result from certain investment strategies such as futures contracts and options thereon, put and call options and forward currency exchange contracts. SEC guidelines generally require that when entering into such transactions the Fund either (1) sets aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount or (2) holds securities or other options or futures contracts whose values are expected to offset (“cover”) their obligations thereunder. The Fund cannot sell or close out securities, currencies or other options or futures contracts used for cover while these strategies are outstanding, unless the Fund replaces them with similar assets. As a result, if the Fund sets aside a large percentage of its assets to cover such obligations, it runs the risk that portfolio management will be impeded or that it will not be able to meet redemption requests or other current obligations. If the market or fair value of the assets used for cover declines, the Fund will segregate daily additional liquid assets so that the value of the segregated assets will equal the amount of such commitments by the Fund.

The Fund may cover a forward currency exchange contract to sell a currency by owning the currency or securities denominated in the currency, or holding another forward currency exchange contract or call option permitting the Fund to buy the same currency at a price that is (1) no higher than the Fund’s price to sell the currency or (2) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. The Fund may cover a forward currency exchange contract to buy a foreign currency by holding another forward currency exchange contract or put option permitting the Fund to sell the same currency at a price that is (1) as high as or higher than the Fund’s price to buy the currency or (2) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

To the extent the Fund enters into a futures contract, it will deposit in a segregated account with its custodian or the futures commission merchant, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract, as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. If the value of the futures contract declines relative to the Fund’s position, the Fund will be required to pay to the futures commission merchant an amount equal to such change in value. If the Fund has insufficient cash, it may have to sell portfolio securities at a time when it may be disadvantageous to do so in order to meet such daily variations in margins.

When selling a call option, the Fund will segregate with its custodian and mark-to-market daily liquid assets that, when added to the amounts deposited as margin, equal the total market value of the investment underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same investment at a price no higher than the strike price of the call option, by owning the instruments underlying the contract or by holding a separate call option permitting the Fund to purchase the same investment at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option, the Fund will segregate with its custodian and mark-to-market daily liquid assets that equal the purchase price of the investment underlying the put option less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same option or by owning a separate put option permitting it to sell the same investment so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

With respect to yield curve options, a call or put option is covered if the Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option it wrote less the value of the option it holds. The Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

Futures and Options — Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund’s investment goals and legally permissible for the Fund.

High Yield, High Risk Securities. The Fund may invest up to 40% of its assets in fixed-income securities that are rated below investment grade (“lower rated securities”) or that are unrated but deemed equivalent to those rated below investment grade by the Sub-Adviser. The lower the ratings of such securities, the greater their risks. Lower rated securities generally offer a higher current yield than that available from higher grade issues and typically involve greater risk.

14 | Statement of Additional Information

The yields on lower rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment grade securities, lower rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund’s NAV per share.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit the Fund’s ability to obtain accurate market quotations for these securities, making it more difficult to determine the Fund’s NAV. In cases where market quotations are not available, lower rated securities are valued using guidelines established by the Board of Trustees.

Perceived credit quality in this market can change suddenly and unexpectedly and may not fully reflect the actual risk posed by a particular lower rated or unrated security. Subsequent to its purchase by a Fund, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Fund. In such a case, the Sub-Adviser will take action that it believes to be advantageous to the Fund, including continuing to hold the downgraded securities. However, the Sub-Adviser will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Fund’s holdings of securities that are considered by the Fund to be below investment grade will not exceed 15% of its net assets, as described in the section entitled “Illiquid and Restricted Securities” in this SAI.

Ratings, however, are general and are not absolute standards of quality. There is no guarantee that the ratings provided by ratings agencies will necessarily provide an accurate reflection of the credit quality of the securities they rate. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Illiquid and Restricted Securities. The Fund will invest no more than 15% of the value of its net assets in illiquid securities. Generally, an “illiquid security” is any security that cannot be disposed of promptly (i.e., within seven days) and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. It includes, among other things, repurchase agreements maturing in more than seven days.

Subject to this limitation, the Board of Trustees has authorized the Fund to invest in restricted securities where such investment is consistent with the Fund’s investment goals and has authorized such securities to be considered liquid to the extent the Adviser or Sub-Adviser determines that there is a liquid institutional or other market for such securities, such as restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), and for which a liquid institutional market has developed. The Board of Trustees will review periodically any determination by the Adviser or Sub-Adviser to treat a restricted security as liquid, including the Adviser’s or Sub-Adviser’s assessment of current trading activity and the availability of reliable price information.

Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If the Fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the Fund from receiving the value at which the securities are carried on its books at the time of the sale. Alternatively, the Adviser or Sub-Adviser may sell unrestricted securities it might have retained if the Fund had only held unrestricted securities.

Initial Public Offerings. The Fund may purchase stock in an initial public offering (“IPO”). By definition, an IPO has not traded publicly until the time of its offering. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility. IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. Investing in IPOs entails other risks, including possible high portfolio turnover and limited liquidity.

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Interest Rate Sensitivity. The price of debt securities typically drops as interest rates rise and increases as interest rates drop. Debt securities with a higher average weight dollar duration will typically be more sensitive to interest rate fluctuations than debt securities with a lower average weight dollar duration.

Interfund Borrowing and Lending. The SEC granted the Trust an exemptive order to allow the Fund to participate in a credit facility whereby the Fund, under certain conditions, would be permitted to lend money directly to and borrow directly from other series of the Trust for temporary purposes. It is anticipated that the credit facility, if implemented, will provide the Fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and the Fund has insufficient cash on hand to satisfy such redemptions. However, redemption requests normally are satisfied immediately. The credit facility would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

Investment Companies. The Fund may invest in shares of other investment companies, to the extent permitted by the 1940 Act and by exemptive orders granted by the SEC. This includes shares of other open- end, management investment companies (commonly called mutual funds), closed-end funds and exchange-traded funds (“ETFs”). Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Adviser or an affiliate, under specified conditions. Among other things, the conditions preclude the Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) (“sales charge”), or service fee, as defined in rule 2830(b) of the Conduct Rules of the FINRA, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

The Fund may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. When investing in securities of other investment companies, a Fund will be indirectly exposed to all the risks of such investment companies’ portfolio investments. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, including operating costs and investment advisory and administration fees. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

In addition, the Fund may invest, subject to certain conditions, cash collateral received in connection with securities lending in shares of a registered fund advised by The Northern Trust Company that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.

Investment Companies - Exchange Traded Funds. ETFs are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange. An ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. Many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Fund) to invest in their shares beyond the statutory limits on investments in other investment companies governed by Section 12(d)(1)(A) of the 1940 Act, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. The risks of owning an ETF generally reflect the risks of owning the underlying portfolio securities or other financial instruments it holds, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have fees which increase their costs. In addition, there is the risk that an ETF may fail to closely track the index, if any, that it is designed to replicate. Although the market price of an ETF is related to the ETF’s underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount or premium to net asset value. In addition, a failure to maintain the exchange listing of an ETF’s shares and substantial market or other disturbances could adversely affect the value of such securities. Because ETFs are listed on an exchange, they may be subject to trading halts, may trade at a discount or premium to their NAV and may not be liquid. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a Fund’s own expenses.

Large Shareholders. Shares held by large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as investments held by other series of the Trust, may from time to time represent a substantial portion of the Fund’s assets. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund’s brokerage and/or other transaction costs and affect the liquidity of the Fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of the Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could

16 | Statement of Additional Information

result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares could also accelerate the Fund’s realization of capital gains (which would be taxable to its shareholders when distributed to them) if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. A high volume of redemption requests can impact the Fund the same way as the transactions of a single shareholder with substantial investments.

Master Limited Partnerships. The Fund may invest in master limited partnerships (“MLPs”). MLPs are publicly-traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Because MLPs are partnerships, investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons.

Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements, may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price, and investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns, which may affect the overall performance of the Fund.

Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. Many MLPs are also subject to regulatory risks due to the imposition of various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.

The Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability. In addition, a percentage of a distribution received by the Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

Under certain circumstances, an MLP could be deemed to be an investment company. If that occurs, the Fund’s investment in the MLP’s securities would be limited by the 1940 Act. For more information, see “Investment Companies” disclosure in this section of the SAI.

Money Market Instruments. To the extent consistent with its investment objective and strategies, the Fund may invest a portion of its assets in short-term high-quality instruments, such as those that are eligible for investment by the GuideStone Funds Money Market Fund. In addition, the Fund may invest its cash reserves in shares of the Money Market Fund.

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Negative Interest Rates. Recently, certain countries have experienced negative interest rates on deposits and debt instruments that have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. These market conditions may increase the Fund’s exposures to the risks associated with rising interest rates. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund could generate a negative return on that investment. A number of factors may contribute to debt instruments trading at a negative yield including, but not limited to, central bank monetary policies intended to help create self-sustaining growth in the local economy. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. In addition, a move to higher yielding investments may cause investors, including the Fund, to seek fixed-income investments with longer duration and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit the Fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.

Portfolio Turnover Rate. The higher the portfolio turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs and other direct transaction costs incurred. The Adviser and Sub-Advisers do take these costs into account, since they affect overall investment performance. However, portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings and cash requirements for redemption of shares. Portfolio turnover rates for the Fund may be higher than those of mutual funds with a single manager. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

Preferred Stocks. The Fund may invest in preferred stock. Preferred stockholders have a greater right to receive liquidation payments, and usually dividends, than do common stockholders. However, preferred stock is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock.

As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element will decline as interest rates and perceived credit risk rises. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Real Estate Investments. The Fund may invest in real estate investment trusts (“REITs”) and other real estate-related securities. A REIT is a company dedicated to owning, and usually operating, income-producing real estate or to financing real estate.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. These equity securities can consist of common stocks (including REIT and other real estate related securities), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents a significant element of the securities’ value and preferred stocks. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of a REITs investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Adverse economic, business or political developments affecting the real estate sector could have a major effect on the value of the Fund’s investments. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate loans or interests. A tax-qualified REIT is not taxed on its net income and net realized gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, diversification of assets and sources of income and a requirement that it distribute to its shareholders at least 90% of the sum of its taxable income (other than net capital gain) plus certain “net income from foreclosure property” for each taxable year. The Fund will not invest in real estate directly, but only in securities issued by real estate and real estate-related companies, except that the Fund may hold real estate and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of securities issued by real estate or real estate-related companies.

18 | Statement of Additional Information

In addition, a U.S.-qualified REIT could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or to maintain its exemption from registration under the 1940 Act, and foreign REITs could possibly fail to qualify for any beneficial tax treatments available in their local jurisdictions. Foreign REITs could possibly fail to qualify for any beneficial tax treatments available in their local jurisdictions. Failure to meet these requirements may have adverse consequences on a Fund. For example, Japanese REITs (“J-REITs”) are subject to complex tax regulation in Japan and a failure to comply with those requirements could disqualify the J-REIT from special tax benefits and reduce the amount available for distribution to J-REIT investors.

Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the United States, to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The United States is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Changes in market conditions will not have the same impact on all types of securities.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. In some countries where economic conditions are still recovering from the 2008 crisis, they are nevertheless perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies. For example, the U.S. stock market has experienced an historically long bull market (i.e., the prices of equity securities have been continuously rising for an extended period). There is the risk that a decrease in economic stimulus resulting from changing Federal Reserve monetary policy could result in increased volatility, weakening economic growth and the potential for a market downturn. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen.

During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide and make it more difficult for borrowers to obtain financing on attractive terms, if at all. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.

The divergence of monetary policies among the major central banks continued during 2016 creating both risks and potential opportunities for global bond investors. In response to a low unemployment rate and an inflation level near its target, the Federal Reserve increased the federal funds rate by 0.25% in December. In fact, growing evidence such as rising oil prices suggested that price deflation fears for much of the global economy may be waning. Economic growth remained below the long-term averages, however, prompting the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) to continue to purchase securities throughout 2016 in an attempt to drive stronger economic expansion. Notably, the ECB, the BoJ and several smaller European authorities have adopted negative deposit rates for excessive reserves of commercial banks at the respective central bank. The goal of negative deposit rates is to put downward pressure on short-term rates on other types of lending, such as mortgage rates. In theory, it is supposed to provide an economic boost but it weakens the country’s currency. A negative deposit rate results in the lender, the commercial bank, paying the borrower, the central bank, for depositing its reserves with the central bank. The utilization of negative rates began in mid-2014. Since then, for example, the eurozone has experienced increased economic growth, though it is not clear whether the benefits come from the negative rates or if the economy would be worse without the negative rates. This dynamic of differing policies will continue to be a major factor in the relative attractiveness of bonds and currencies around the globe.

The U.S. dollar continued to gain in value relative to other major currencies, including the Great Britain pound, the Japanese yen and the euro. This dollar strength dampened returns for U.S. investors on international bonds denominated in currencies other than U.S. dollars. This trend may well continue should the Fed continue to increase short-term interest rates in the United States while the other major central banks maintain their stimulus efforts.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a

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recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The precise details and the resulting impact of Brexit are impossible to know for sure at this point. On March 29, 2017, Prime Minister Theresa May provided formal notification of the United Kingdom’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon to the European Council. This formal notification begins a two-year period of negotiations about the terms of the United Kingdom’s exit from the EU. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The decision may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

The situation in the financial markets following the 2008 financial crisis resulted in calls for increased regulation, and the need of many financial institutions for government help gave lawmakers and regulators new leverage to revise the regulatory framework. In the United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) initiated a dramatic revision of the U.S. financial regulatory framework that has continued to unfold over the intervening years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation, some in ways that are still unforeseeable. Full compliance with some of the implementing regulations is not yet required. Although not all of the regulations have been adopted or fully implemented yet, and it is not clear what their ultimate impact may be, such reforms will likely have significant impacts on the financial industry and the value of a Fund’s investments. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain. The regulatory changes have caused some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. This situation has been further complicated by an executive order issued by President Trump directing federal agencies to review whether their Dodd-Frank regulations are causing excessive burdens, and by legislation being developed in Congress that would repeal or modify many provisions of the Dodd-Frank Act.

The regulators that have been charged with the primary responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by 1940 Act funds. In 2012, the CFTC adopted a revision to one of its rules that either restricts the use of derivatives by a 1940 Act fund or requires the fund’s adviser to register as a commodity pool operator. In December 2015, the SEC published a proposed new Rule 18f-4 that would limit the ability of 1940 Act funds to enter into derivatives transactions. This rule was not finalized before the new administration came into office, and it is not clear if any further SEC regulation of mutual funds’ use of derivatives will be adopted.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination from certain U.S. federal securities regulations, including those under the 1940 Act, of references to or requirements to rely on credit ratings issued by nationally recognized statistical rating organizations. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the 1940 Act and the markets in which they will trade. Central clearing also entails the use of assets of a 1940 Act fund to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates. Margin requirements for cleared derivatives will be imposed by clearing organizations and for uncleared derivatives by regulators. The banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The first compliance date was September 1, 2016, for the firms that are very active in the swaps market. Initial margin requirements will be phased-in over a four-year period ending September 1, 2020. After the financial crisis, the U.S. Congress passed the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), which initiated a dramatic revision of the U.S. financial regulatory framework that has continued to unfold over several years. In several respects, the statutory provisions of the Dodd-Frank Act significantly change the ways in which investment products are marketed, sold, settled or terminated. The various financial regulators were required to promulgate regulations to implement Dodd-Frank’s requirements, such as adopting regulations and guidance on the use of derivatives by 1940 Act funds.

Swap dealers were supposed to begin to post and collect variation margin on uncleared swaps with and from counterparties that are financial end-users, including 1940 Act Funds, beginning March 1, 2017. However, in February 2017, the various global regulators took action or announced guidance that will provide relief from the March 1, 2017 compliance date regarding variation margin for a six-month period ending September 1, 2017. Swap dealers will be expected to phase in compliance over that period.

20 | Statement of Additional Information

Acceptable collateral for initial and variation margin purposes will be limited to high-quality, highly liquid instruments, some of which may be credited at less than current market value when posted as margin. In addition, the long-term sovereign credit rating of the U.S. has been downgraded in recent years. These factors could lead to an increasing scarcity of acceptable collateral to post as margin for derivatives, which has the potential to increase the cost of entering into certain derivative transactions.

Because the impact of these events on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities. For example, as a result of recent events involving Ukraine and Russia, the United States and the EU have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited trade with Russia. Due to ongoing geopolitical conflicts, the United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. In response, Russia may undertake countermeasures or retaliatory actions, which may further impair the value and liquidity of a Fund’s investments.

Repurchase Agreements. The Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Fund’s custodian or subcustodian (if any) or in the Fed/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay and costs in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreement”). The Fund may use the proceeds of a reverse repurchase agreement to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Securities Lending. The Fund may lend portfolio securities provided the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral for loans of portfolio securities made by the Fund may consist of cash, cash equivalents, obligations issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When the Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund. The Adviser believes the risk of loss on these transactions is slight, because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

The Fund has received an exemptive order from the SEC that permits the Fund to compensate The Northern Trust Company or an affiliated company of The Northern Trust Company for services provided as securities lending agent in connection with the Fund’s participation in a securities lending program. The exemptive order, upon which the Fund does not currently rely, would apply in circumstances where The Northern Trust Company or its affiliate served as a sub-adviser to one or more series of the Trust. Currently, The Northern Trust Company serves as custodian for the Fund. The exemptive order would also permit the Fund to invest, subject to certain conditions, cash collateral received in connection with securities lending in shares of a registered fund advised by The Northern Trust Company that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.

Securities Ratings Information. The Fund may use ratings from rating agencies to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. There is no guarantee that the ratings provided by these agencies will necessarily provide an accurate reflection of the credit quality of the securities that they rate.

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Short Sales. In these transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. The Fund may establish short positions in stocks of foreign companies with a market value of up to 40% of the Fund’s assets. The Fund may sell short exchange-listed equity futures contracts to reduce market exposure. The Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

While short sales by the Fund create opportunities to increase the Fund’s return, at the same time, they involve specific risk considerations. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Small Company Securities. The Fund may invest in securities issued by smaller companies. Investing in the securities of smaller companies involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that because the NAV of the Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500® Index.

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

Socially Responsible Investing. The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. Socially responsible investing, in accordance with the GuideStone Financial Resources stated policy, is an integral part of the investment program of the Trust. The implementation of the Fund’s social investment guidelines is overseen by members of the Adviser’s executive and senior management team.

It is important to understand that in certain cases it may be more difficult to implement the Fund’s social investment guidelines. Socially responsible investing outside the United States is often more challenging due to a vastly larger universe of securities and varying laws and regulations governing disclosure requirements. Generally, there is less information available to the public about the business activities and practices of foreign companies. As a result, it is more difficult to effectively apply social investing guidelines abroad than it is in the United States. In addition, it can be more difficult to implement the Fund’s social investment guidelines with respect to portfolios that are managed using quantitative investment management processes. The Adviser consistently evaluates portfolios for companies that violate the guidelines and places these companies on a restricted list as it becomes aware of them. There is also the possibility that a company held by the Fund may subsequently become involved in products, services or activities, through a corporate acquisition or change of business strategy, that causes the company to become inconsistent with the Trust’s social investment guidelines. Accordingly, there is the risk that, from time to time, securities acquired by the Fund subsequently will be determined to be inconsistent with the Trust’s social investment guidelines. When the Fund becomes aware that it has invested in such a security, the Fund will seek to eliminate the position as soon as reasonably possible, which could result in a loss or gain to the Fund.

22 | Statement of Additional Information

Stripped Obligations. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Fed book-entry record-keeping system. The Fed program as established by the U.S. Treasury is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, to the extent consistent with its investment objective and strategies, the Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Fed Bank or, in the case of bearer securities (i.e., unregistered securities that are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal income tax purposes. The Fund is unaware of any binding legislative, judicial or administrative authority on this issue.

The Fund may buy U.S. Treasury inflation-linked securities. When the Fund buys inflation-indexed securities, the U.S. Treasury pays the Fund interest on the inflation-adjusted principal amount. Competitive bidding before the security’s issue determines the fixed interest or coupon rate. At maturity, the U.S. Treasury redeems the Fund’s securities at their inflation-adjusted principal or par amount, whichever is greater. U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Every six months, the U.S. Treasury will pay interest based on a fixed rate of interest at auction. Semiannual interest payments are determined by multiplying the inflation-adjusted principal amount by one-half the stated rate of interest on each interest payment date.

Other types of stripped securities may be purchased by the Fund including stripped mortgage-backed securities (“SMBS”). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest payments (“interest only”) while the other class receives all of the principal repayments (“principal only”). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest is generally higher than prevailing market yields on other mortgage-backed obligations because its cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.

Structured Notes. The Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by entities such as industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in certain factors such as a foreign currency, an index of securities (such as the S&P 500® Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced. Structured notes can serve many different purposes in the management of the Fund. For example, they can be used to increase the Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). Also, they can be used to hedge the risks associated with other investments the Fund holds.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the

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value of the Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Sub-Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Sub-Adviser’s forecast as to changes in relevant economic financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative instruments.

Supranational Organization Obligations. The Fund may invest in obligations of supranational organizations. Supranational organizations are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational organizations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.

Swaps — Generally. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s investment in swaps may involve a small investment relative to the amount of risk assumed. If the Sub-Adviser is incorrect in its forecasts, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. The risks of swap agreements depend upon the other party’s creditworthiness and ability to perform, as well as the Fund’s ability to terminate its swap agreement or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and largely unregulated. In accordance with SEC requirements, the Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements. When an agreement provides for netting the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Swaps — Equity Swaps. The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will usually enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s potential exposure, the Fund and its Sub-Advisers believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Swaps — Currency Swaps. The Fund may enter into currency swaps, as described in the section entitled “Interest Rate Swaps, Floors and Caps and Currency Swaps” in this SAI. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.

Swaps — Swaptions. The Fund may enter into a swaption (swap option) to manage exposure to fluctuations in interest rates and to enhance portfolio yield. In a swaption, the buyer, by paying a non-refundable premium for the option, gains the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date pursuant to the terms of the swaption. In some instances, a swaption may provide the buyer the right, but not the obligation, to shorten, extend, cancel or otherwise modify an existing swap agreement at a designated time on specified terms. In contrast, the writer (seller) of a swaption, in exchange for a premium, becomes obligated (if the option is exercised) to enter into a previously agreed upon swap agreement, or to perform on an existing swap agreement in accordance with the modifications permitted by the swaption, on a future date pursuant to the terms of the swaption.

24 | Statement of Additional Information

Depending upon the terms of the agreement, the Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it only risks losing the premium it paid should it decide to let the swaption expire unexercised. However, when the Fund writes (sells) a swaption, upon exercise of the swaption, the Fund will become obligated according to the terms of the underlying previously agreed upon swap agreement, and may be obligated to pay an amount of money that exceeds the sum of the value of the premium that it received for writing (selling) the swaption plus the value that it received pursuant to the terms of the underlying swap. In addition, the Fund bears the market risk arising from any change in index values or interest rates. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, interest rate and other risks associated with both option contracts and swap contracts. The risks are set forth in the sections entitled “Futures and Options” and “Swaps” in this SAI.

Swaps — Total Return Swaps. The Fund may enter into total return swaps. This gives the Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.

Temporary Defensive Positions. For temporary defensive purposes, the Fund may invest without limit in short-term high-quality money market obligations such as those eligible for purchase by the GuideStone Funds Money Market Fund. The Fund may also, for temporary defensive purposes, invest in shares of the GuideStone Funds Money Market Fund.

U.S. Government Obligations. Examples of the types of U.S. government obligations that may be acquired by the Fund include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and stripped U.S. Treasury obligations and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations such as GNMA participation certificates are backed by the full faith and credit of the U.S. Treasury. However, GSEs are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases. For more information, see the sections entitled “Asset-Backed Securities” and “Mortgage-Backed Securities” in this SAI.

Variable and Floating Rate Instruments. The Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and policies described in the Prospectus. Generally, a Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may, subject to applicable SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument is of the minimum required credit quality for the Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable and floating rate instruments eligible for purchase by the Fund include variable amount master demand notes (which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate), U.S., Yankee and Eurodollar floating rate notes and leveraged inverse floating rate debt instruments and notes (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage interest in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by a Sub-Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Fund.

Variable and floating rate instruments (including inverse floaters) held by the Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

Warrants and Rights. The Fund may purchase warrants and rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants and rights do not necessarily correlate with the prices of the underlying shares. The purchase of warrants and rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

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Yankee Bonds. To the extent consistent with its investment policies, the Fund may invest in Yankee bonds. These are U.S. dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involves certain risks that are not typically associated with investing in domestic securities. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI.

Zero Coupon, Pay-In-Kind and Capital Appreciation Securities. To the extent consistent with its investment policies, the Fund may invest in zero coupon securities, capital appreciation and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation securities are debt securities issued or sold at a discount from their face value (“original issue discount”) and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, capital appreciation and PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue original issue discount and other non-cash income (such as additional securities paid interest on PIK securities) on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to federal income tax (For more information, see the section entitled “Taxation — Tax Treatment of Fund Investments” in this SAI.) Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy these distribution requirements.

26 | Statement of Additional Information

Investment Restrictions

The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. These investment restrictions may only be changed by the vote of the majority of the outstanding shares of the Trust, and not the individual Fund. A “majority of the outstanding shares of the Trust” is defined as greater than 50% of the shares shown on the books of the Trust or its transfer agent as then issued and outstanding, voted in the aggregate, but does not include Shares which have been repurchased or redeemed by the Trust.

Fundamental Investment Restrictions. The following investment restrictions are applicable to the Fund and are considered fundamental, which means that they may only be changed by the vote of a majority of the Fund’s outstanding shares, which as used herein and in the Prospectus, means the lesser of: (1) 67% of such Fund’s outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of such Fund’s outstanding shares.

The Fund may not:

1.

Purchase securities which would cause 25% or more of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

2.

Borrow money or issue senior securities as defined in the 1940 Act, provided that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of such borrowings, (b) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes and (c) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or the issuance of shares of senior securities.

3.

With respect to 75% of the Fund’s total assets, purchase securities of any one issuer if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

4.

Make loans or lend securities, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction: (1) the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan; and (2) the participation of the Fund in a credit facility whereby the Fund may directly lend to and borrow money from each series of the Trust for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered the making of loans.

5.

Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

6.

Underwrite securities issued by any other person, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

7.

Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivatives. This policy does not prohibit the Fund from purchasing shares of registered investment companies or exchange-traded pooled investment vehicles that have direct or indirect commodity investments.

Non-Fundamental Investment Restrictions. The Fund’s investment objective is a non-fundamental policy. Additionally, the Fund has adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. Unless otherwise indicated, these non-fundamental restrictions apply to the Fund.

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1.	The Fund shall not invest in companies for purposes of exercising control or management.

2.

The Fund shall not purchase securities on margin, except that the Fund may obtain short-term credits necessary for the clearance of transactions and may make margin deposits in accordance with Commodity Futures Trading Commission regulations in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

3.

The Fund shall not sell securities short, unless the Fund owns or has the absolute and immediate right to acquire securities equivalent in kind and in the amount equal to the securities sold short without additional cash consideration or, if additional cash consideration is required to exercise the right to obtain the securities, liquid assets in the amount of such cash consideration is segregated. Provided, however, that the Fund may maintain short positions in U.S. Treasury securities and in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

4.

The Fund shall not purchase any portfolio security while borrowings representing more than 15% of the Fund’s total assets are outstanding (investment in repurchase agreements will not be considered to be loans for purposes of this restriction).

5.

The Fund shall invest no more than 15% of the value of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

6.	The Fund may invest in shares of investment companies only to the extent permitted by the 1940 Act and the rules thereunder and by exemptive orders granted by the SEC.

If a percentage restriction on the investment or use of assets set forth in the Prospectus or this SAI is adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation. However, notwithstanding the foregoing, borrowing for investment purposes made pursuant to Section 18(f)(1), if any, will comply with the percentage limitations imposed by that Section subsequent to the incurrence of the borrowings. Solely for purposes of this restriction, the Fund treats securities, the interest on which is excludable from gross income for federal income tax purposes that are issued by non-governmental issues, as being part of the industry of which that issuer is a part, and thus subject to that restriction. It is the intention of the Fund, unless otherwise indicated, that with respect to its policies that are a result of application of law, it will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

Management of the Fund

The Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to oversee the management of the Trust. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Only shareholders of the Trust, by a vote of a majority of the outstanding shares, may fill vacancies or otherwise elect a Trustee. The Board is comprised of eight individuals, one of whom is considered an “interested” Trustee as defined by the 1940 Act due to his position on the Board of Trustees of GuideStone Financial Resources. The remaining Trustees are deemed to be not “interested persons” of the Trust as defined by Section 2(a)(19) of the 1940 Act (“Independent Trustees”).

Board Role in Risk Oversight. The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. Examples of prominent risks include investment risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Trust’s Chief Compliance Officer, and in connection with each scheduled meeting, the Trust’s Independent Trustees meet separately from the Adviser and Trust management, with the Trust’s Chief Compliance Officer and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

28 | Statement of Additional Information

Board Leadership Structure. The Chairman of the Board of Trustees is an Independent Trustee and holds no management position with the Trust or its Adviser, Sub-Advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, along with the Board’s majority of Independent Trustees, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust’s Adviser and service providers.

Information About Each Trustee’s Qualifications, Experience, Attributes or Skills. GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust’s organizational documents, all Trustees must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and interested Trustees must also be members of the Board of Trustees of GuideStone Financial Resources. All Trustees serve without compensation except for reimbursement of expenses in attending meetings. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board of the Trust); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee also considers how each nominee would affect the composition of the Board of Trustees. In seeking out and evaluating nominees, each candidate’s background is considered in light of existing board membership. The ultimate goal is a board consisting of trustees with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Trustees to provide insight and leadership within the Board’s committee structure.

The Trustees and executive officers of the Trust, their ages, business address and principal occupations and prior directorships during the past five years are set forth in the following table.

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES
William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2004	Senior Credit Officer, NewBridge Bank, 2014 – present; Chief Credit Officer, CapStone Bank, 2011 – 2014 (bank acquired by NewBridge Bank)	26	None
Barry D. Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2014	Certified Public Accountant, 1987 – present	26	GuideStone Financial Resources – Board of Trustees Member, 2004 – 2012; GuideStone Funds – Board of Trustees, Interested Trustee, 2005 – 2012
Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2016 – present; Certified Public Accountant, 2015 – present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 – 2015; Executive Director, Society of Louisiana CPAs, 1995 – 2012	26	Neighbors Federal Credit Union – Vice-Chairman of the Board; Stonetrust Commercial Insurance Company – Board of Directors Member and Chairman of Audit Committee

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Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
Christopher W. Kersey, MD, MBA (1969) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2017	Founding Managing Partner, Havencrest Healthcare Capital Partners, 2016 – present; Managing Member and Partner, Camden Partners Holdings, LLC – Registered Investment Adviser, 2008 – 2016	26	Essence Group Holdings Corporation – Board of Directors Member; IPG – Board of Directors Member; Metabolon – Board of Directors Member; Paragon Bioservices – Board of Directors Member; PatientSafe Solutions – Board of Directors Member; Johns Hopkins Medicine International – Chairman of the Board, 2011 – present; Johns Hopkins Medicine – Board of Trustees Member, 2010 – present; The Johns Hopkins Hospital – Board of Trustees Member, 2010 – present; The Johns Hopkins Hospital Endowment Fund – Board of Directors Member, 2010 – present; The Johns Hopkins Carey Business School – Member of the Health Care Advisory Board of Directors, 2012 – present.
Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2002	Independent Consultant, 2010 – present; Director of Public Policy, North Greenville University, 2011 – 2016; Contractor, Interim Director of Public Policy, South Carolina Baptist Convention, 2017 – present; Contractor, South Carolina Citizens for Life, 2014 – present	26	None
Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 – 2003	26	None
Kyle L. Tucker (1981) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2013	Vice President and Financial Advisor – CAPTRUST Financial Advisors, 2006 – present	26	Fellowship of Christian Athletes (NC) Triangle Board, 2012 — 2015; NC Values Coalition Board, 2015 — present; College Golf Fellowship, 2012 — present
INTERESTED TRUSTEE[2]
Thomas G. Evans (1961) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2012	Owner, Encompass Financial Services, Inc., 1985 – present; Manager, Private Partners Opportunity Fund, LLC, 2011 – present	26	GuideStone Financial Resources – Board of Trustees Member, June 2010 – present; Baptist Foundation of Oklahoma, Board of Directors Member and Chairman, 2004 – present; Pioneer Spirit Foundation – Board of Trustees Member, 1993 – present; GuideStone Capital Management, Board of Directors Member, July 2011 – July 2012 Cherokee Strip Foundation – Board of Trustees Member, 2013 – present; Enid Regional Development Alliance – Board of Trustees Member, 2010 – present; Leadership Oklahoma – Board of Trustees Member, 2015 – present
OFFICERS WHO ARE NOT TRUSTEES[3]
Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Compliance Officer and AML Officer	Since 2009	Director of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, June 2009 – present.	N/A	N/A
Melanie Childers (1971) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President – Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present; Director, Funds Administration and Operations, GuideStone Financial Resources, 2009 – 2014.	N/A	N/A
John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1498 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A
Patrick Pattison (1974) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 – 2015.	N/A	N/A

30 | Statement of Additional Information

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
Matt L. Peden (1967) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 – present; Director of Portfolio Management, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
Matthew A. Wolfe (1982) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Legal Officer and Secretary	Since 2017	Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – present; Vice President and Assistant General Counsel, Goldman Sachs & Co., 2012 – 2015; Associate, Dechert LLP, 2007 – 2012.	N/A	N/A
Erin Wynne (1981) 2401 Cedar Springs Road Dallas, TX 75201-1498 Financial Officer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present; Manager, Financial Reporting & Analysis, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
(1)

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

(2)	Mr. Evans is an “interested person” of the Trust as the term is defined in the 1940 Act due to his position on the Board of Trustees of GuideStone Financial Resources.
(3)	The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

In addition to the information set forth in the trustees and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Independent Trustee:

William Craig George. Mr. George has been the Chairman of the Board of Trustees of the Trust since January 2015 and a member of the Board of Trustees since September 2004. He has been employed with NewBridge Bank (previously, CapStone Bank) since 2011 and currently serves as the Senior Credit Officer. In his role with NewBridge Bank, Mr. George underwrites and approves loans. Additionally, he oversees bank loan policy and bank lending compliance. He was previously employed with SunTrust Bank as an Executive Vice President/Regional Credit Officer. He has served on the board of the Pregnancy Life Care Center of Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.

Thomas G. Evans. Mr. Evans is Owner of Encompass Financial Services, Inc. and Custom Land Management, LLC. He is also a Manager for Private Partners Opportunity Fund, LLC. He is currently Chairman of the Board of Directors for the Baptist Foundation of Oklahoma and a member of the Board of Trustees of the Pioneer Spirit Foundation. Mr. Evans holds a Bachelor of Science degree in Business Administration from Northwestern Oklahoma State University and Master of Business Administration degree from Marylhurst University. Mr. Evans was previously a member of the Board of Directors of GuideStone Capital Management and currently serves on the Board of Trustees of GuideStone Financial Resources.

Barry D. Hartis. Mr. Hartis is currently self-employed as a CPA. Previously, he served as a CPA with Haynes Strand and Company, PLLC. Mr. Hartis was the Vice President, Eastern Region of the North Carolina Baptist Men’s Association. He is a former member of the Board of Directors of the North Carolina Association of CPAs and a member of the American Institute of CPAs. Mr. Hartis has served as the Vice President for Business and Finance with Gardner-Webb University, the Vice President for Administrative Services with the College of the Albemarle and the Vice President for Business and Finance with Greensboro College. Mr. Hartis holds a Bachelor of Science degree in Accounting from the University of North Carolina at Charlotte and also holds a Certificate of Completion from the College Business Management Institute, the University of Kentucky.

Grady R. Hazel. Mr. Hazel serves as Chief Financial Officer at The Dunham School and is self-employed as a CPA. Previously, he served as a G400 Relations Manager for the American Institute of Certified Public Accountants, where he acted as a liaison to CPA firms that have 101 to 400 CPAs. Prior to that role, he was employed by the Society of Louisiana CPAs as an Executive Director. He is currently Vice-Chairman of the Board of Directors of Neighbors Federal Credit Union. In addition, he serves on the board of Stonetrust Commercial Insurance Company, where he is also Chairman of the Audit Committee. Mr. Hazel is a CPA and a Chartered Global Management Accountant (CGMA). Mr. Hazel holds a Bachelor of Science degree and a Master of Business Administration degree both from Louisiana State University.

Christopher W. Kersey, MD, MBA. Dr. Kersey is the Founding Managing Partner at Havencrest Healthcare Capital Partners. Previously, he was a Managing Member and Partner of Camden Partners Holdings, LLC, an SEC-registered investment adviser that provides services to private investment funds. In this capacity, he focused on private equity investments in the health care and business

GuideStone Funds | 31

services industries. Dr. Kersey currently serves on multiple Johns Hopkins boards as well as serving on the boards of directors for several portfolio companies. Dr. Kersey holds a Bachelor of Arts degree in Human Biology from Stanford University, a Master of Business Administration degree in Finance from Harvard Business School and a Doctor of Medicine degree from Emory University School of Medicine.

Joseph A. Mack. Mr. Mack served as the Chairman of the Board of Trustees of the Trust from June 2005 until January 2015 and has been a member of the Board of Trustees since March 2002. He currently serves as an independent consultant and is the former Director of Office of Public Policy of the South Carolina Baptist Convention, where he served for 12 years. Prior to that role, he served the state of South Carolina as the Deputy Director of the state’s Retirement System, Deputy Director of the Division of Human Management and Deputy Executive Director of the Budget and Control Board. Mr. Mack has also served on several foundations and committees. He received a Bachelor of Science in Business Administration from Florida State University.

Franklin R. Morgan. Mr. Morgan is a former Senior Vice President/Director with Prudential Securities. He served with Prudential Securities and predecessor firms for 41 years, and his final position with the firm was as Senior Vice President, Director of International Administration. Mr. Morgan’s main responsibilities were high level administrative management of 27 branches and support functions in 20 different countries. He was also responsible for business quality-compliance for the firm. Mr. Morgan held numerous securities licenses and was an arbitrator with the NASD (FINRA) as well as a past panel member of the New York Stock Exchange Disciplinary Board.

Kyle L. Tucker. Mr. Tucker currently serves as Vice President and Financial Advisor at CAPTRUST Financial Advisors. In this capacity, he provides advice to retirement plans and personal investment accounts such as designing and implementing customized financial plans, developing investment models and selecting and monitoring of mutual funds and investment managers. Mr. Tucker holds a Bachelor of Science degree in Business Management from North Carolina State University. In addition, he is a CERTIFIED FINANCIAL PLANNER (CFP®) and holds the Series 6, 7 and 66 securities registrations.

The Board’s Committees

Currently, the Board has an Audit Committee, Compliance and Risk Committee, Investment Management Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. George, Hartis, Hazel, Mack, Morgan and Tucker and Dr. Kersey. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2016, there were four meetings of the Audit Committee.

Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Messrs. Evans, Hartis and Morgan, the majority of whom are Independent Trustees. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust’s operational, information security, compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust’s compliance controls and related policies and procedures; and (3) act as a liaison between the chief compliance officer of the Trust and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2016, there were four meetings of the Compliance and Risk Committee.

Investment Management Committee. The Board has an Investment Management Committee comprised of only Independent Trustees, Messrs. George, Hazel and Tucker and Dr. Kersey. Pursuant to its charter, the Investment Management Committee has the responsibility, among other things, to (1) review information in consideration of investment advisory and sub-advisory agreements; (2) make recommendations to the Board regarding the initial approval, reapproval or termination of investment advisory or sub-advisory agreements; (3) monitor sub-advisers to identify those that may require review by the Trust’s management or further discussion or review by the Board; and (4) serve as a liaison between the Trust’s management and the Board involving changes in Fund investment objectives and strategies, changes at the Adviser or Sub-Advisers and other material developments related to the investment management of the Fund that may warrant Board consideration. The Investment Management Committee was established in August 2011. During the fiscal year ended December 31, 2016, there were five meetings of the Investment Management Committee.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. George, Hartis, Hazel, Mack, Morgan and Tucker and Dr. Kersey. The Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2016, there were three meetings of the Nominating Committee.

32 | Statement of Additional Information

Shareholders owning 50% or more of the outstanding voting securities of the Trust may submit nominations for Trustee candidates in writing to the attention of Matthew A. Wolfe, Chief Legal Officer and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

Security and Other Interests. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each series of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him), as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies

INTERESTED TRUSTEES
Thomas G. Evans	Over $100,000 in the MyDestination 2025 Fund	Over $100,000
INDEPENDENT TRUSTEES
William Craig George	NONE	NONE
Barry D. Hartis	NONE	NONE
Grady R. Hazel	NONE	NONE
Christopher W. Kersey, MD, MBA	NONE	NONE
Joseph A. Mack	$50,001-$100,000 in the Low-Duration Bond Fund $10,001-$50,000 in the Medium-Duration Bond Fund $10,001-$50,000 in the Inflation Protected Bond Fund	Over $100,000
Franklin R. Morgan	NONE	NONE
Kyle L. Tucker	$1-$10,000 in the Growth Allocation Fund $1-$10,000 in the Aggressive Allocation Fund	$1-$10,000

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of the Fund, as of June 15, 2017.

As of December 31, 2016, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s Adviser, Sub-Advisers or Underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Advisers or Underwriter.

Mr. Mack is a beneficiary of the 403(b)(9) Retirement Plan of the South Carolina Baptist Convention sponsored by GuideStone Financial Resources.

The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Fund.

The Adviser. The Fund has employed GuideStone Capital Management, LLC, a Texas limited liability company, as the Adviser.

GuideStone Financial Resources controls the Adviser. GuideStone Financial Resources also controls GuideStone Trust Services, a Texas non-profit corporation that serves as custodian of certain individual retirement accounts (“IRAs”) invested in the Funds. Thus, the Trust, the Adviser and GuideStone Trust Services are under the common control of GuideStone Financial Resources. GuideStone Financial Resources was established in 1918 and exists to assist churches and other Southern Baptist entities by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. GuideStone Financial Resources is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia non-profit corporation, is the sole member.

The Sub-Advisers. The Adviser and the Trust have entered into Sub-Advisory Agreements with the Sub-Advisers to manage the Fund’s investment securities. It is the responsibility of the Sub-Advisers, under the general supervision of the Adviser, to make day-to-day investment decisions for the Fund. The Sub-Advisers also place purchase and sell orders for portfolio transactions of the Fund in accordance with the Fund’s investment objectives and policies. The Adviser allocates the portion of the Fund’s assets for which a Sub-Adviser will make investment decisions. The Adviser may make reallocations at any time in its discretion.

Advisory Fees. Under the Advisory Agreement and Sub-Advisory Agreements, each Fund pays to the Adviser and its Sub-Advisers advisory fees, which are computed daily and paid monthly, based on annual rates of the Fund’s average net assets. Since the Fund has more than one share class, the fee is allocated daily to each share class based on the proportionate net assets of each share class in relation to the net assets of the Fund as a whole.

The Adviser has agreed, through April 30, 2019, to waive fees and/or reimburse expenses of the Institutional Class and Investor Class of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities), which exceed, in the aggregate, a specified annual percentage rate of each Class’ average daily net assets, which are set forth in the Fund’s Prospectus.

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The Fund has agreed to repay the Adviser the amount of any such waivers or reimbursement in the future, provided that the waivers or reimbursements are repaid within three years of the waivers or reimbursements being made and the amount of repayment does not cause the Fund to exceed its expense limitation at the time of the waiver or reimbursement or the Fund’s expense limitation at the time of the repayment, whichever is lower. If the actual expense ratio is less than the expense limitation and the Adviser has recouped any eligible previous waivers or reimbursements made, the Fund will be charged such lower expenses. Waivers or reimbursements will increase returns and yield, and repayment of waivers or reimbursements will decrease returns and yield.

From time to time, the Adviser may enter into a Sub-Advisory Agreement with a Sub-Adviser that manages multiple series in the Trust’s complex. In certain cases where the advisory fee schedule under the Sub-Advisory Agreement includes breakpoints that reduce the fee as assets increase, the net assets of the other series of the Trust advised by the Sub-Adviser may be aggregated for purposes of calculating the fee payable under the Sub-Advisory Agreement.

From time to time, a Sub-Adviser may waive a portion of its fees and/or pay expenses of one or more of the series of the Trust it manages out of the Sub-Adviser’s own assets.

The Fund has been granted an order by the SEC that permits the Adviser, subject to approval by the Board of Trustees, to hire Sub-Advisers without shareholder approval and to make material changes to the Sub-Advisory Agreements, provided that shareholders of the Fund will be notified of such a change within 90 days. Changes in the Fund’s sub-advisory arrangements may result in increased transaction costs due to restructuring of the Fund’s portfolio, which may negatively affect the Fund’s performance.

The Adviser reviews the Sub-Advisers’ performance, allocates assets of the Fund among them and makes recommendations to the Board of Trustees regarding changes to the Sub-Advisers selected. To the extent that the Adviser re-allocates the Fund’s assets to an existing Sub-Adviser that charges a higher sub-advisory fee, the Fund may be subject to increased sub-advisory fees and, therefore, a higher overall management fee.

The Adviser directs the Sub-Advisers to place security trades through designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses on behalf of the Fund.

Control Persons of Sub-Advisers: The following is a description of parties who control the Sub-Advisers.

Strategic Alternatives Fund:

Allianz Global Investors U.S. LLC (“Allianz”), 1633 Broadway, New York, New York 10019. Allianz is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“AAMA”). AAMA was organized as a limited partnership under Delaware law in 1987. AAMA’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has three members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.8% non-managing interest, Allianz Asset Management Aktiengesellschaft, a German company that owns a 0.1% non-managing interest, and Allianz Asset Management of America Holdings Inc., a Delaware corporation that owns a 0.1% managing interest. Allianz of America is a wholly-owned indirect subsidiary of Allianz SE. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in AAMA. Allianz SE is a European-based, multinational insurance and financial services holding company.

Neuberger Berman Investment Advisers, LLC (“Neuberger Berman”), 1290 Avenue of the Americas New York, New York 10104: Neuberger Berman is a directly owned by Neuberger Berman Fixed Income Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of the Neuberger Berman Group LLC (“NBG”). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG’s voting equity is wholly owned by NBSH Acquisition, LLC.

Parametric Portfolio Associates LLC (“Parametric”), Minneapolis Investment Center, 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435: Parametric is a registered investment adviser offering a variety of structure portfolio solutions. Eaton Vance Corp. (“EVC”), through its wholly owned affiliates Eaton Vance Acquisitions and EVA Holdings LLC, maintains 100% voting control of Parametric, a current profit interest of 94%, and a current capital interest of 99%. Employees of Parametric, through ownership in Parametric Portfolio LP, currently hold a combined indirect profit interest of 6% and capital interest of 1%.

Perella Weinberg Partners Capital Management LP (“PWP”), 767 Fifth Avenue, New York, New York 10153. PWP is a limited partnership organized under the laws of the State of Delaware that was formed and registered with the SEC as an investment adviser in 2007. Perella Weinberg Partners Capital Management GP LLC serves as PWP’s general partner. PWP and its general partner are controlled by Perella Weinberg Partners Group LP, a privately-owned financial services firm that provides corporate advisory and asset management services to clients around the world through its affiliates and subsidiaries.

34 | Statement of Additional Information

Fund Expenses. The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants and legal counsel; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares. In addition, the Fund may allocate transfer agency and certain other expenses by Class.

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Other Accounts Managed. The following table provides additional information about other accounts managed by portfolio managers and management team members jointly and primarily responsible for day-to-day management of the Fund for the fiscal year ended March 31, 2017.

	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in
the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Allianz Global Investors U.S. LLC*	N/A	N/A	5	$2,904	5	$ 561	N/A	N/A	N/A	N/A	N/A	N/A
James Dudnick, CFA Steven Gish, CFA
Neuberger Berman Investment Advisers, LLC
Ugo Lancioni	2	$ 267	26	$2,770	12	$ 1,293	N/A	N/A	3	$1,261	3	$1,238
Thomas A. Sontag	8	$3,207	10	$2,435	349	$26,244	N/A	N/A	1	$ 20	N/A	N/A
Parametric Portfolio Associates LLC
Jay Strohimaier, CFA	7	$ 240	2	$3,513	34	$2,290	N/A	N/A	N/A	N/A	N/A	N/A
Alex Zweber, CFA	6	$ 211	2	$3,513	34	$2,290	N/A	N/A	N/A	N/A	N/A	N/A
Perella Weinberg Partners Capital Management LP
David Baker	N/A	N/A	1	$ 80	2	$ 102	N/A	N/A	1	$ 80	1	$35

*

The Sub-Adviser utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the day-to-day management of a portion of the accounts listed in each category.

36 | Statement of Additional Information

Material Conflicts of Interest. Material conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of the other accounts managed include conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager.

By implementing investment strategies of various accounts, a portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations and accounts managed on behalf of individuals) and commingled trust accounts.

Portfolio managers make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Sub-Advisers often aggregate into a single trade order several individual contemporaneous client trade orders in a single security. When trades are aggregated on behalf of more than one account, such transactions should be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, accounts with the same or similar investment objectives should receive an equitable opportunity to participate meaningfully and should not be unfairly disadvantaged.

Portfolio Manager Compensation:

Following is a description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts for the fiscal year ended December 31, 2016.

Allianz Global Investors U.S. LLC (“Allianz”). Individual compensation is typically a function of individual, team and company performance and is also benchmarked against comparable market pay. The primary components of compensation are the base salary, which typically reflects the scope, responsibilities and experience required in a particular role, and an annual discretionary variable compensation payment. The variable compensation typically includes both an annual cash award that pays out immediately at the end of the performance year and a deferred component for all members of staff whose variable compensation exceeds a certain threshold.

The deferred component consists of a Long-Term Incentive Program Award (“LTIPA”), but for those members of staff whose variable compensation exceeds a certain threshold, the deferred component is split 50%/50% between the LTIPA and a Deferral into Funds program (“DIF”), which enables employees to invest in Allianz’s investment strategies.

•	The LTIPA element of the variable compensation, if applicable, cliff vests three years after each (typically annual) award. Its value is directly linked to the operating profit of Allianz.
•

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz’s funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Deferral rates increase in line with the amount of variable compensation and can reach up to 50%. Awards, splits, components and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, comply with regulatory standards.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals over a certain time period. For an investment professional, these goals typically will be 70% quantitative and 30% qualitative. The quantitative element will reflect investment performance over a three-year rolling time period (calculated as one-year plus three-year results at 25% and 75% weightings, respectively). For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. The qualitative element reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives and the way behaviors reflect the firm’s core values of excellence, passion, integrity and respect.

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Neuberger Berman Investment Advisers LLC (Neuberger Berman”). Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. Neuberger also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market. Compensation for portfolio managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation for a portfolio manager is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NBG. Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds. Neuberger Berman has policies and procedures in place to monitor and manage any conflicts of interest that may arise as a result of this structure.

The terms of Neuberger Berman’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (i.e., senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. Most equity issuances are subject to vesting. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Plan (vesting over three years). For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of portfolio managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

Restrictive Covenants. Most investment professionals, including portfolio managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Parametric Portfolio Associates LLC (“Parametric”). Parametric’s compensation structure for senior portfolio managers consists of a fixed base salary and an incentive bonus that is determined annually based on a percentage of the firm’s operating profit. In addition, senior portfolio managers who are also principals of the firm receive quarterly equity-based distributions based on their percent ownership of the firm. Other investment professionals receive a fixed base salary and an annual discretionary bonus that is determined based on the individual’s performance and the financial performance of the firm. Individual investment professional performance is assessed by the chief investment officer based on the quality of service and advice provided to clients and the level of value added to the investment team and Parametric. None of the investment professionals’ compensation is directly tied to account performance or the value of assets held in accounts or growth in the value of accounts. Some portfolio managers who are not currently equity owners of the firm may receive an incentive grant that has some of the characteristics of actual equity ownership but is not actual equity in the firm (i.e., phantom equity).

Perella Weinberg Partners Capital Management LP (“PWP”). PWP staff members are compensated by a salary and discretionary bonus. For investment team members, compensation is primarily paid from the net revenues they generate for their respective investment portfolios. Each team member, at all levels, is incentivized to ensure clients’ portfolios are meeting their investment objectives and receiving the best possible service in support of this. Performance reviews are conducted formally on an annual basis

38 | Statement of Additional Information

and using a 360 degree approach – employees are both reviewed and they have the opportunity to review their superiors, as well as their co-workers. In addition to cash compensation, the two senior members of the investment team are partners in the firm and, as such, own equity in the firm.

Securities Ownership. Portfolio managers of the Adviser and the Sub-Advisers do not beneficially own any shares of the Fund.

Fund Brokerage. The Adviser and Sub-Advisers, in effecting the purchases and sales of portfolio securities for the account of the Fund, will seek execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if reasonable in relation to brokerage and research services provided to the Trust or the Adviser or Sub-Adviser by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser or Sub-Advisers may use research and services provided to it by brokers and dealers in servicing all its clients.

The Adviser or Sub-Adviser may, from time to time, receive services and products which serve both research and non-research functions. In such event, the Adviser or Sub-Adviser makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Subject to its obligation to seek best execution, the Adviser may direct the Sub-Advisers to place trades through designated brokers who have agreed to pay certain transfer agency, custody or other operating expenses that the Fund would otherwise be obligated to pay. Fund orders may be placed with an affiliated broker-dealer. Portfolio orders will be placed with an affiliated broker-dealer only where the price being charged and the services being provided compare favorably with those charged to the Fund by non-affiliated broker-dealers. Over-the-counter transactions are usually placed with a principal market-maker unless a better net security price is obtainable elsewhere.

If the Adviser or Sub-Adviser provides investment advisory services to individuals and other institutional clients, there may be occasions on which these investment advisory clients may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.

The Fund has obtained an order from the SEC that allows, subject to certain conditions, each Sub-Adviser that provides investment advice to the Fund or a portion thereof to, with respect to the assets under its control: (A) engage in certain principal and brokerage transactions that would otherwise be proscribed by the 1940 Act with a broker-dealer that is either (i) a Sub-Adviser to another portion of the same series of the Trust or to another series of the Trust, or (ii) an affiliated person of a Sub-Adviser to another portion of the same series of the Trust; and (B) acquire securities of a Sub-Adviser, or its affiliate, to another portion of the same series of the Trust. The Adviser believes that allowing the Fund or a portion thereof advised by one Sub-Adviser to purchase securities from another Sub-Adviser or its affiliates will expand the Fund’s investment options without exposing the Fund to the potential abuses of self-dealing.

Codes of Ethics. The Trust, the Adviser, each of the Sub-Advisers and the Underwriter (as defined below) have adopted codes of ethics addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Fund’s securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Fund, subject to certain prohibitions, which may include pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in penalties.

Proxy Voting

The Trust endeavors to ensure that proxies relating to its portfolio securities are voted in the best interests of the Trust’s shareholders, and in a manner that is not in conflict with the moral and ethical posture of GuideStone Financial Resources.

The Trust has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser. Because the Adviser views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of the Trust’s proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. The proxy voting policies and procedures adopted by the Adviser and each of the Sub-Advisers may be amended from time to time based on the Trust’s experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated. Please refer to Appendix B of this SAI for a description of the policies and procedures adopted by the Adviser and each of the Sub-Advisers.

GuideStone Funds | 39

After the Fund has commenced operations, information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting the Trust’s website at GuideStoneFunds.com or by visiting the SEC’s website at sec.gov.

Other Service Providers

Underwriter. Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312, serves as the Underwriter of the Fund’s shares pursuant to a Distribution Agreement (the “Agreement”). The Agreement was for an initial two year term and is renewable annually thereafter. The Agreement is terminable without penalty on 60 days’ written notice by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund or by the Underwriter. The Agreement will also terminate automatically in the event of its assignment. The Fund does not pay any fees to the Underwriter in its capacity as underwriter. The Underwriter may enter into agreements with affiliates of the Adviser in connection with distribution. The Underwriter has agreed to use efforts deemed appropriate by it to facilitate the distribution of the Fund’s shares, which are offered on a continuous basis.

Transfer Agency Services. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), which has its principal business address at 760 Moore Road King of Prussia, PA 19406, provides transfer agency and dividend disbursing agent services for the Fund. As part of these services, BNY Mellon maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes the Fund’s cash distributions to shareholders.

Administrative and Accounting Services. The Northern Trust Company, 50 LaSalle Street, Chicago, IL 60603, provides administrative and accounting services to the Fund. The services include certain accounting, clerical and bookkeeping services; assistance in the preparation of reports to shareholders; preparation for signature by an officer of the Trust of documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC and the securities laws of various states; arranging for the computation of data, including daily computation of NAV; and arranging for the maintenance of books and records of the Trust and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Trust’s administrator does not have any responsibility or authority for the management of the Fund or the determination of investment policy. In consideration of the services provided pursuant to the Administration and Accounting Services Agreement, The Northern Trust Company receives from each series of the Trust a fee computed daily and paid monthly. For the fiscal years ended December 31, 2014, 2015 and 2016, BNY Mellon received $2,432,395, $3,259,577 and $2,456,087, respectively, after waivers from the Trust for its administrative and accounting services.

Custodian. The Northern Trust Company serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, The Northern Trust Company holds or arranges for the holding of all portfolio securities and other assets of the Fund in connection with the Custodian Agreement. It is located at 50 South La Salle Street, Chicago, IL 60606.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 2001 Market Street Suite 1800 Philadelphia, PA 19103, serves as the independent registered public accounting firm to the Trust.

Legal Counsel. The law firm of K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, serves as counsel to the Trust.

Counsel to Independent Trustees. The law firm of Eversheds Sutherland (US) LLP, 700 Sixth Street, N.W., Suite 700, Washington, DC 20001-3980, serves as counsel to the Independent Trustees.

Shares of Beneficial Interest

The Trust’s trust instrument authorizes the issuance of an unlimited number of shares for the Fund and its Classes, and each share has a par value of $0.001 per share. There are no conversion or preemptive rights in connection with any shares. All issued shares will be fully paid and non-assessable and will be redeemable at NAV per share. Certificates certifying the ownership of shares will not be issued.

In accordance with the Trust’s trust instrument, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of the Trust. The Fund will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of the outstanding shares of the Trust.

The assets belonging to the Fund shall be held and accounted for separately from other assets of the Trust. Each share of the Fund represents an equal beneficial interest in the net assets of such Fund. Each Class of the Fund represents interests in the assets of that

40 | Statement of Additional Information

Fund and has identical voting, dividend, liquidation and other rights, except that expenses allocated to a Class will be borne by such Class. Expenses of the Trust which are not readily identifiable as belonging to the Fund or Class are allocated among all series of the Trust in a manner the Trustees believe to be fair and equitable.

The Board of Trustees has authority, without necessity of a shareholder vote, to create any number of new funds or classes and to issue an unlimited number of shares of beneficial interest of the Trust. The Trustees have established 26 series and two Classes of shares to be issued currently. The Trust offers the Institutional Class and Investor Class shares. Expenses borne by each Class differ because of the allocation of class-specific expenses. For example, shareholder service and distribution fees may vary from class to class. The relative impact of ongoing annual expenses will depend on the length of time a share is held.

Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares will generally be voted by shareholders of the Fund or Class, except in the case of election or removal of Trustees, the amendment of the Trust’s trust instrument, when required by the 1940 Act or when the Trustees have determined that the matter affects the interests of more than one series or Class.

The Trust is not required to and does not currently intend to hold annual meetings of shareholders. Special meetings of shareholders may be called by the Board of Trustees or upon the written request of shareholders owning a majority of the outstanding shares of the Trust. Amendments and supplements to the Trust’s trust instrument may be made only by majority of the outstanding shares of the Trust. The Trust shall have perpetual existence. Only a majority of the outstanding shares of the Trust, and not an individual Fund, may approve the dissolution of the Fund or the Trust.

Shareholder Servicing Arrangements

The Board of Trustees adopted a Shareholder Service Plan for the Investor Class (“Service Plan”). Under its Service Plan, the Investor Class is authorized to pay service fees of 0.25% of average daily net assets. Service fees are paid to parties that provide service for and maintain shareholder accounts.

Pursuant to the Service Plan, the Fund may pay GuideStone Financial Resources and its affiliates for service activities and recordkeeping activities. Service activities include, but are not limited to, such services as answering shareholder inquiries and providing such other related personal services as the shareholder may request. Recordkeeping activities include, but are not limited to, such services as establishing and maintaining shareholder accounts and records, integrating periodic statements with other shareholder transactions and aggregating and processing purchase and redemption orders. Any “service fee” paid by the Fund, as that term is defined in subparagraph (b)(9) of Rule 2830 of the Conduct Rules of FINRA, shall not exceed 0.25% of the Fund’s average annual net assets.

The Fund may pay up to the entire amount of the shareholder service fee to GuideStone Financial Resources and its affiliates or to unaffiliated service providers who provide these services to the Fund.

Taxation

General

The following discussion of certain federal income tax matters concerning the Fund and the purchase, ownership and disposition of Fund shares is not complete and may not deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances. This discussion is based on the Code, the regulations promulgated thereunder and judicial and administrative interpretations thereof, all as of the date hereof; all these authorities are subject to change, which may be applied retroactively. If you invest in Fund shares through a tax-deferred account (such as a retirement plan account or an IRA (a “Tax-Deferred Account”)), special tax rules apply. You should consult your own tax adviser(s) with regard to the federal tax consequences to you of the purchase, ownership and disposition of Fund shares, as well as the tax consequences to you arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

Tax Character of Distributions. As described in the Prospectus, unless your investment is held in a Tax-Deferred Account, (1) dividends from net investment income and distributions from the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”) and net gains from certain foreign currency transactions, if any (collectively, “dividends”), generally are taxable to you as ordinary income (except that the Fund’s dividends attributable to its “qualified dividend income” (“QDI”) generally are subject to federal income tax for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy certain restrictions with respect to their Fund shares at a maximum rate of 15% (20% for a single shareholder with taxable income exceeding $418,400 or $470,700 married persons filing jointly, which amounts will apply for 2017 and will be adjusted for inflation annually thereafter), and (2) distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) (“capital gain distributions”) are taxable to you as long-term capital gains, at those rates for non-corporate shareholders, whether received in cash or reinvested in additional Fund shares.

GuideStone Funds | 41

A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (“DRD“), although dividends a corporate shareholder deducts are subject indirectly to the federal alternative minimum tax.

The eligible portion of the Fund’s dividend for purposes of the QDI rates may not exceed the aggregate dividends it receives from most domestic corporations and certain foreign corporations, whereas only dividends the Fund receives from domestic corporations are eligible for purposes of the DRD. Accordingly, the Fund’s distributions of interest income, net short-term capital gain and net foreign currency gains do not qualify for the reduced QDI tax rates or the DRD. The Fund will inform you of the amount of your dividends and capital gain distributions when they are paid and will advise you of its tax status for federal income tax purposes shortly after the close of each calendar year.

You should be aware that if you purchase Fund shares shortly before the record date for a dividend or capital gain distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. At any time, the Fund may distribute to you, as ordinary income or capital gain, an amount that exceeds your proportionate share of the actual amount of such income or gain earned or realized during the period of your investment in the Fund.

Redemption and Exchange of Fund Shares. As discussed in the Prospectus, unless your investment is held in a Tax-Deferred Account, redemptions (including those pursuant to exchanges) of Fund shares are taxable transactions. If you hold your shares as capital assets, the gain or loss that you realize will be capital gain or loss and will be long-term if you held your redeemed shares for more than one year. Any capital gain a non-corporate shareholder recognizes on a redemption of his or her Fund shares held for more than one year will qualify for the maximum tax rates referred to above. Any loss you realize on the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions you received on those shares.

All or a portion of any loss that you realize on the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or capital gain distributions or otherwise) within 30 days before or after the redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

A shareholder’s basis in shares of the Fund that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method the Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of shares, the Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser(s) to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.

Treatment as a Regulated Investment Company. The Fund has elected to be a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”) and intends to continue to qualify for treatment as a RIC for its current taxable year. As a RIC that so qualifies, the Fund will pay no federal income tax on the net income and net realized gains it distributes to you. The Board of Trustees reserves the right not to maintain the Fund’s qualification for treatment as a RIC if the Board determines that course of action to be beneficial to its shareholders. In such a case, or if the Fund otherwise fails to maintain that qualification for any taxable year – either (1) by failing to satisfy the distribution requirement applicable to RICs (“Distribution Requirement”), even if it satisfied the source-of-income and diversification requirements applicable thereto (“Income Requirement” and “Diversification Requirements,” respectively), or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes the Fund would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes the shareholders would treat all those distributions, including capital gain distributions, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for non-corporate shareholders those dividends would be QDI subject to federal income tax at the 15% and 20% maximum rates described above), and those dividends would be eligible for the DRD. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Excise Tax. To avoid a nondeductible 4% federal excise tax (“Excise Tax”), the Fund must distribute to its shareholders by December 31 of each year at least the sum of the following amounts: 98% of its ordinary income earned during the calendar year, 98.2% of its capital gain net income earned during the twelve-month period ending October 31 in that year, plus 100% of any

42 | Statement of Additional Information

undistributed amounts from the prior year. The Fund intends to declare and pay at least that sum through periodic distributions during each year and any balance in December (or to pay the balance in January under a rule that treats such distributions as received by you in December) to avoid the Excise Tax, but the Fund can give no assurance that its distributions will be sufficient to eliminate all taxes.

Backup Withholding. The Fund must withhold and remit to the U.S. Treasury 28% of all dividends and capital gain distributions and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to you (“backup withholding”) if (1) you are a noncorporate shareholder and (2) you fail to furnish the Fund with your correct social security or other taxpayer identification number. Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to you if you are such a shareholder and (a) the IRS notifies you or the Fund that you have failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (b) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

Other Taxation. Distributions may be subject to state, local and foreign taxes, depending on your particular situation.

Tax Treatment of Fund Investments

Securities transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the identified cost of the securities lot sold with the net proceeds pursuant to applicable federal income tax rules.

Market Discount. If the Fund purchases a debt security in the secondary market at a price lower than its stated redemption price, the difference is “market discount.” If the amount of market discount is more than de minimis, the Fund must include in its gross income a portion of the market discount as ordinary income (not capital gain) in each taxable year in which the Fund receives a principal payment on the security. In general, the amount of market discount that must be included is equal to the lesser of (1) the amount of market discount accrued during the taxable year (plus any accrued market discount for prior taxable years not previously included in gross income) or (2) the amount of the principal payment(s) received during the taxable year. Generally, market discount accrues on a daily basis for each day the Fund holds a debt security at a constant rate over the time remaining to the security’s maturity or, at the Fund’s election, at a constant yield to maturity that takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as interest income (not capital gain) to the extent of the accrued market discount.

Original Issue Discount and PIK Securities. Certain debt securities the Fund acquires may be originally issued at a discount. Very generally, “original issue discount” is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although the Fund currently receives no cash on account of the original issue discount that accrues on a debt security in a given taxable year, that discount generally is treated for federal income tax purposes as interest that is includable in gross income in that year and, therefore, is subject to the Distribution Requirement. Similar treatment is required for “interest” on PIK securities paid in the form of additional securities rather than cash. The Fund may purchase some debt securities at a discount that exceeds the original issue discount on them, if any. This additional discount represents market discount for federal income tax purposes (see above).

Foreign Investments. Most foreign exchange gains and losses realized on the sale of debt securities generally are treated as ordinary income and loss by the Fund. These gains, when distributed, will be taxable to you as ordinary dividends (unless your investment is held in a Tax-Deferred Account), and any such losses will reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or reduce ordinary income distributions to you and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

The Fund may be subject to withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, “foreign taxes”) on income from, and gains realized on, certain foreign securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the end of a taxable year is invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes it paid. If the Fund makes this election, the year-end statement you receive will show more taxable dividends than it actually distributed to you, because you will be required to include in gross income, and treat as paid by you, your proportionate share of those taxes (the amount of which will be included on your statement with other dividends, if any, the Fund paid). However, you will be entitled to either deduct your share of those taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for that share against your federal income tax. (The exception, again, is a Tax-Deferred Account.) You will be provided with the information necessary to complete your individual income tax return if the Fund makes this election.

Passive Foreign Investment Companies. The Fund may invest in shares of foreign corporations that are “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held

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for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates on non-corporate shareholders’ QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirements and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

You should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

Hedging Strategies. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Some futures contracts, “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) and foreign currency options and forward contracts — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement — in which the Fund invests may be subject to Code section 1256 (collectively, “section 1256 contracts”). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts may also be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to the Fund.

Offsetting positions the Fund enters into or holds in any actively traded security, option, futures contract or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions that otherwise would constitute short-term capital losses be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

44 | Statement of Additional Information

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

If the Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Investments in REITs. The Fund may invest in REITs that (1) hold residual interests in REMICs (i.e., “real estate mortgage investment conduits”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations, currently 35%) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders who are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of one or more of the distributions they made during that year. If the Fund invests in a REIT that does so, the Fund also would have to re-categorize some of the distributions it made to its shareholders. Those changes would be reflected in your annual Form 1099, together with other tax information. Although those forms generally will be distributed to you in February of each year, the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

The Fund may invest in the equity securities of corporations or other entities that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by a REIT or “United States real property holding corporation” in which the Fund invests may trigger special tax consequences to the Fund’s foreign shareholders, who are urged to consult their tax advisers regarding those consequences.

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Tax-Deferred Accounts

Traditional IRAs. Certain shareholders may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of your earned income or $5,500 (increased by a “catch-up contribution” of $1,000 if you attain age 50 before the end of the year (“Catch-up Contribution”)). Notwithstanding the foregoing, a married shareholder who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined “modified adjusted gross income” does not exceed $184,000 for 2017) is not affected by the spouse’s active participant status. In addition, if your spouse is not employed and you file a joint return, you may also establish a separate IRA for your spouse and contribute up to a total of $11,000 to the two IRAs, provided that neither contribution exceeds $5,500 (in each case, increased by a Catch-up Contribution of $1,000). If your employer’s plan qualifies as a SIMPLE, permits voluntary contributions and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Fund shares through nondeductible IRA contributions, up to certain limits, because all dividends and other distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.

Roth IRAs. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $5,500 per taxable year (increased by a Catch-up Contribution of $1,000) to a Roth IRA (or to any combination of Roth and traditional IRAs). Certain distributions from traditional IRAs may be rolled over to a Roth IRA, and any of a shareholder’s traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

Section 403(b)(7) Arrangements. Eligible investors in individual Section 403(b)(7) custodial accounts may purchase Investor Class shares of the Fund. GuideStone Trust Services, an affiliate of GuideStone Financial Resources and an affiliate of the Adviser, serves as non-bank custodian of those accounts. To participate in a Section 403(b)(7) custodial account, your employer must have a service agreement with GuideStone Financial Resources.

Withholding

Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs), unless the recipient transfers the distribution directly to an “eligible retirement plan” (including an IRA and other qualified plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. You should consult your plan administrator or tax adviser for further information.

Third-Party Line of Credit

The Trust, on behalf of each series of the Trust, including the Fund, participates in a line of credit arrangement with The Northern Trust Company for a $50,000,000 unsecured, committed revolving line of credit (“LOC”). The proceeds of the loans under the LOC are to be used solely for short-term liquidity to support redemption of investors in a borrowing Fund and settlement of trades. The Trust’s ability to borrow under the LOC is also subject to its organization documents, the limitations of the 1940 Act and various conditions precedent that must be satisfied before the Fund can borrow. Additionally, inter-fund lending is permitted under the LOC; however, the Fund may not be a lender of an inter-fund loan at any time during which such Fund has a loan under the LOC outstanding. Loans under the LOC are charged an interest rate on the outstanding principal amount at a rate per annum equal to the greater of (i) the federal funds rate plus 1.00% and (ii) 1.50%. If any amount of a loan is not paid when due, all amounts due shall bear interest at a rate equal to the rate otherwise applicable and 2.0% per annum for each day until all past due amounts and any interest thereon are paid in full. As of the date of this SAI, there were no outstanding loans. During the most recently ended fiscal year, no series of the Trust utilized the LOC or the previous line of credit arrangement.

46 | Statement of Additional Information

Valuation of Shares

The Fund’s shares are bought or sold at a price that is the Fund’s NAV per share. The NAV for the Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). The Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. In turn, the NAV per share of each mutual fund is based upon the values of the obligations, stocks and other investments held by the mutual fund.

The Fund values its portfolio securities and compute its NAVs per share on each day that the NYSE is open for trading, in accordance with the procedures discussed in the Prospectus. This section provides a more detailed description of the Fund’s methods for valuing its portfolio securities. As of the date of this SAI, the NYSE is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday.

The Fund values portfolio securities listed on an exchange on the basis of the last sale price or official closing price prior to the time the valuation is made. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there has been no sale since the immediately previous valuation, then the official close price is used. Quotations are taken from the exchange where the security is primarily traded.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. The Fund translates prices for investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAVs. Because foreign markets may be open at different times than the NYSE, the value of Fund shares may change on days when shareholders will not be able to buy or redeem Fund shares. When an occurrence subsequent to the time that a foreign security is valued is likely to have changed such value, then such foreign security will be valued at its fair value, as determined through procedures established by, or under the direction of, the Board of Trustees. In addition, foreign equity securities will be valued at fair values provided by FT Interactive Data on certain days determined upon movements in a broad-based index in relation to the close of a foreign market. To the extent available, valuations of portfolio securities (except those valued using amortized cost) will be provided by reliable independent pricing services.

Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of evaluated prices provided by a pricing service approved by the Board of Trustees. Portfolio securities not currently quoted as indicated above will be valued through procedures established by, or under the direction of, the Board of Trustees.

If the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board of Trustees believe accurately reflects fair value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

Portfolio Holdings Information

It is the Trust’s policy to protect the confidentially of portfolio holdings and prevent the selective disclosure of non-public information concerning the Fund. The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees.

In accordance with SEC regulatory requirements, the Fund files a complete schedule of its portfolio holdings on a quarterly basis within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov.

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The Fund generally discloses top ten portfolio holdings on a quarterly basis 20 business days after the end of the month or quarter. Certain Sub-Advisers retained by the Adviser to manage a portion of the Fund may require a more stringent lag time (i.e., longer than 15 days) before portfolio holdings information may be released and, in such cases, the Adviser adheres to the requirements of the Sub-Adviser. Top ten portfolio holdings are posted on the Trust’s website quarterly (“Fund Fact Sheets”) and complete portfolio holdings are available to all investors upon request.

Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Fund, any institutional investor or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Fund. This is not considered a legitimate business need for the information. If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest Annual or Semi-Annual report, in Forms N-CSR and N-Q filed with the SEC and on the Trust’s website.

Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:

(a)	The Adviser, Sub-Adviser and Sub-Adviser candidates for the Fund (and their access persons);

(b)	Administrator;

(c)	Fund Accountant;

(d)	Independent registered public accounting firm of the Fund;

(e)	Legal counsel for the Trust and to the Independent Trustees;

(f)	Custodian and sub-custodians of the Fund;

(g)	Ratings or ranking agencies;

(h)	Companies that provide analytical services to the Fund, the Adviser and Sub-Advisers;

(i)	Pricing services employed by the Fund;

(j)	Proxy voting services employed by the Fund;

(k)	Broker-dealers who provide execution or research services for the Fund (including identifying potential buyers and sellers for securities that are held by the Fund);

(l)	Broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or it is determined to be unreliable; and,

(m)	Companies that provide other services that are deemed to be beneficial to the Fund.

The Fund may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to certain individuals or entities, provided that (1) the recipient is subject to a written confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to this information to third parties. In such cases, disclosure of the Fund’s portfolio holdings information may be made only with prior written approval of the Trust’s chief executive officer or its chief compliance officer.

The Trust’s chief compliance officer monitors for compliance with the foregoing policies. Any violations of these policies are reported to the Board of Trustees on a quarterly basis. The policies of the Fund’s Sub-Advisers are monitored by their respective compliance staff and any violations are required to be reported to the Fund’s chief compliance officer and the Board of Trustees. In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Any conflict between the interests of shareholders and the interests of the Adviser, Sub-Adviser or any if its affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

Telephone Instructions

Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, they will use procedures that are considered reasonable. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. To the extent that the Fund or its service providers fail to use reasonable procedures to verify the genuineness of telephone instructions, the Fund or its service providers may be liable for any such instructions that prove to be fraudulent or unauthorized. All telephone conversations with the Fund, GuideStone Financial Resources and BNY Mellon may be recorded.

48 | Statement of Additional Information

Control Persons and Principal Holders of Securities

Because the Fund has not commenced operations, there is no control persons information to report.

In accordance with the Trust’s trust instrument, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of the Trust. The Trust will refuse to accept any investment in any Fund that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of the outstanding shares of the Trust. GuideStone Financial Resources is a Texas non-profit corporation, of which the Southern Baptist Convention is the sole member.

Calculation of Performance Data

The Fund may, from time to time, include their yield, effective yield, tax-equivalent yield, average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and redemptions in advertisements or shareholder reports or other communications to shareholders or prospective investors. The Fund may also, with respect to certain periods of less than one year, provide total return information for that period that is not annualized. The Fund may also show quotations of total return for other periods. Any such information would be accompanied by standardized total return information. Performance is calculated separately for each Class of the Fund. Since each Class of shares has its own expenses and distributions, the performance for each Class over the same period will vary.

Financial Statements

Because the Fund has not yet commenced operations, no financial data is available. When available, the Fund’s Annual and Semi-Annual Reports will be available upon request and without charge.

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Appendix A — Descriptions of Securities Ratings

A description of the rating policies of Moody’s Investors Services Inc. (“Moody’s”), Standard & Poor’s® (“S&P®”) and Fitch, Inc. (“Fitch”) with respect to bonds and commercial paper appears below.

Moody’s Global Long-Term Obligation Rating Scale

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. The ratings address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are judged to bemedium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to be speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all rankings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P® Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P®’s analysis of the following considerations: a) likelihood of payment (capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation); b) nature of and provisions of the obligation; and c) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights. Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations or operating company and holding company obligations.)

AAA — An obligation rated “AAA” has the highest rating assigned by S&P®. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

GuideStone Funds | A-1

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB”, “B”, “CCC”, “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P® expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payment will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P® does not rate a particular obligation as a matter of policy.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch’s International Long-Term Issuer Credit Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (“IDRs”). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although Fitch recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms. In aggregate, IDRs provide an ordinal ranking of issuers based on Fitch’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

A-2 | Statement of Additional Information

BBB — Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. “BB” ratings indicate an elevated vulnerability to risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; and (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD — Restricted default. “RD” ratings indicate an issuer, in Fitch’s opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c.) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.

D — Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Note: The modifiers “+” or “-” may be added to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR rating category, or to Long-Term IDR categories below “B.”

Moody’s Global Short-Term Rating Scale

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 — Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

GuideStone Funds | A-3

P-2 — Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

S&P® Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, this means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

A-1 — A short-term obligation rated “A-1” is rated in the highest category by S&P®. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payment will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Dual Ratings: S&P® assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Fitch’s International Short-Term Issuer Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations and up to 36 months for obligations in U.S. public finance markets.

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

A-4 | Statement of Additional Information

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

GuideStone Funds | A-5

Appendix B — Descriptions of Proxy Voting Procedures

The Trust is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best financial interests of the Trust’s shareholders and in a manner that takes into consideration only those factors that may affect the value of the shareholders’ investments and does not subordinate the financial interests of the shareholders and the value of their investments to unrelated objectives. The Adviser is responsible for the selection and ongoing monitoring of the Sub-Advisers who provide the day-to-day portfolio management for the Fund. The Trust has delegated proxy voting responsibility to the Adviser. Because the Adviser views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to the Fund to the applicable Sub-Adviser. In deciding to delegate this responsibility, the Board of Trustees reviewed and approved the policies and procedures adopted by the Adviser and the Sub-Advisers. The Adviser must periodically report to the Board of Trustees with respect to the Trust’s implementation of its proxy program.

Provided are summaries of the proxy voting policies and guidelines of the Adviser and each Sub-Adviser. These summaries are not an exhaustive list of all of the issues that may arise, nor can the Adviser or Sub-Advisers anticipate all future situations. Copies of each Sub-Adviser’s full proxy voting policy are available upon request.

GuideStone Capital Management, LLC (“Adviser”). The Adviser’s policy is to administer proxy voting matters in a manner consistent with the best financial interest the Trust and its shareholders and in accordance with its fiduciary duties under the Investment Advisers Act of 1940, as amended, and other applicable laws and regulations. Typically, voting of proxies of individual securities is delegated to the respective Sub-Advisers retained to oversee and direct the investment of a portion of the Fund’s portfolio. Each Sub-Adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best financial interest of the client.

In limited instances, the Adviser will appoint a third-party proxy administrator (the “Proxy Administrator”) to be responsible that proxies for securities held by the Adviser in transition and/or not overseen by a Sub-Adviser will be voted by the Adviser in a manner that is consistent with the shareholders’ best financial interest if the shareholders choose not to exercise their voting authority upon notice. In such limited circumstances, the Adviser will generally vote in favor of proposals that (1) maintain or strengthen the shared interest of shareholders and management, (2) increase shareholder value, (3) maintain or increase shareholder influence over the issuer’s board of directors and management, and (4) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances. For purposes of identifying conflicts, the Adviser’s Proxy Administrator will rely on publicly available information about a company and its affiliates, and information about the company and its affiliates that is generally known by the Advisers’ employees or senior management.

In the event that the Proxy Administrator determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Administrator shall determine whether the conflict is “material” to that proposal. The Proxy Administrator may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Administrator must conclude that the proposal is not directly related to the Adviser’s conflict with the issuer. If the Proxy Administrator determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

If the Proxy Administrator determines that the Adviser has a material conflict of interest, then prior to voting on the proposal, the Proxy Administrator must do one of the following: (1) fully disclose the nature of the conflict to the client and obtain the client’s consent as to how the Adviser shall vote on the proposal; (2) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party; or (3) vote on the proposal and detail how the Adviser’s material conflict did not influence the decision-making process. The Proxy Administrator may not address a material conflict by abstaining from voting, unless he or she has determined that abstaining from voting on the proposal is in the best interests of a client.

Allianz Global Investors U.S. LLC (“Allianz”). Allianz typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. To ensure that the proxies are voted in the best interests of its clients, Allianz has adopted proxy voting procedures and guidelines for voting proxies on specific types of issues. When voting proxies, Allianz seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

Allianz has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect Allianz’s general voting positions on specific corporate governance issues and corporate actions. Allianz has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in Allianz’s handling of proxy voting responsibilities.

B-1 | Statement of Additional Information

In certain circumstances, a client may request in writing that Allianz vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. Allianz will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

Allianz will generally refrain from voting proxies on non-U.S. securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because Allianz cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), Allianz may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize Allianz’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how Allianz will vote shares on such issues. Occasionally, there may be instances when Allianz may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between Allianz’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In accordance with the Proxy Guidelines, Allianz may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, Allianz may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, Allianz may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by Allianz, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, Allianz may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair Allianz’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

If a client has decided to participate in a securities lending program, Allianz will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, Allianz will use reasonable efforts to notify the client of proxy measures that Allianz deems material.

Neuberger Berman Investment Advisers, LLC (“Neuberger Berman”). Neuberger Berman has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that Neuberger votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (“Glass Lewis”) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

GuideStone Funds | B-2

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Parametric Portfolio Associates LLC (“Parametric”). Parametric recognizes the firm’s responsibility to exercise voting authority over shares the firm holds as a fiduciary. Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social concerns, among others, which deserve careful review and consideration. Exercising the proxy vote has economic value for the firm’s clients, and therefore, the firm considers it to be a fiduciary duty to preserve and protect the assets of the firm’s clients including proxy votes for the client’s exclusive benefit.

It is Parametric’s policy to vote proxies in a prudent and diligent manner after careful review of each company’s proxy statement. The firm votes on an individual basis and bases voting decisions exclusively on its reasonable judgment of what will serve the best financial interests of its clients, the beneficial owners of the security. Where economic impact is judged to be immaterial, the firm typically will vote in accordance with management’s recommendations. In determining the vote, the firm will not and does not subordinate the economic interests of its clients to any other entity or interested party.

The responsibility for proxy voting for the shareholders of a particular client account will be determined by the investment management agreement or other documentation. Upon establishing that Parametric has such authority, the firm will instruct custodians to forward all proxy materials to it.

For those clients for whom the firm has undertaken to vote proxies, it will retain final authority and responsibility for such voting. In addition to voting proxies, the firm will provide clients with its proxy voting policy, which may be updated and supplemented from time to time; apply the policy consistently and keep records of votes for each client in order to verify the consistency of such voting; keep records of such proxy voting available for inspection by the client or governmental agencies to determine whether such votes were consistent with policy and demonstrate that all proxies were voted; and monitor such voting for any potential conflicts of interest and maintain systems to deal with these issues appropriately.

Perella Weinberg Partners Capital Management LP (“PWP”). PWP is subject to a fiduciary duty to vote proxies in a manner consistent with the client’s best interests. It is imperative that the firm bear each client’s strategies in mind when voting or not voting proxies on behalf of clients. PWP will vote proxies in a manner consistent with each client’s investment philosophy, consistent with any specific proxy voting instructions provided by the client, and, of course, in an effort to maximize the value of such client’s portfolio investment securities.

Before voting a proxy, the firm’s portfolio manager, or analyst, as applicable, will examine the proposals to be voted upon and perform an analysis as to whether supporting, opposing, or abstaining from voting would be in the best interests of PWP accounts. In performing this analysis, the portfolio manager, or analyst, may consider: (i) the investment rationale and any proxy voting instructions of the account; (ii) the potential for disruption or impairment of the portfolio investment company’s business plan; and (iii) any other investment consideration deemed relevant. The portfolio manager will determine the manner, or whether, to vote the proxy and, if applicable, mark the ballot accordingly.

No proxies may be voted until the proposed vote has been sent to the compliance department for review. Each ballot will be sent to the CCO or his or her designee (collectively, “CCO”) who will examine the vote for consistency with PWP’s proxy voting policies. In the event the ballot has been voted consistent with those policies, the ballot will be cast as marked. If the ballot has not been cast in accordance with the policy, the CCO will inquire regarding the rationale for the vote. The CCO will document the basis for (a) any determination to vote a particular proxy in a manner contrary to stated policies and guidelines, (b) any determination to vote a particular proxy in a non-uniform manner and (c) any other material determination by the client portfolio managers.

The CCO will also, at this time, review each proxy for any material conflicts of interest the proxy vote may present. Specifically, the CCO will determine whether any employees of PWP, or its affiliates, sit on the board of the portfolio investment company, whether the firm or any of its affiliates have an investment in the portfolio investment company, or whether the firm’s investment banking

B-3 | Statement of Additional Information

affiliate has any investment banking relationship with the portfolio investment company. In the event a material conflict is identified, the CCO will conduct such due diligence and inquiry as is necessary to ensure that the vote has been made consistent with the objective to maximize shareholder value. The CCO will conduct the inquiry in such as a way as not to disclose material non-public information he may have to the firm’s portfolio managers. In the event the CCO cannot be certain the vote was taken in the investor’s best interests, he shall direct that the specific ballot item(s) not be cast. In all cases, the CCO shall keep records of the inquiry for PWP’s files. If a proxy is to be voted, the CCO is responsible for submitting such proxy in a timely manner.

PWP has adopted the following process for identifying and resolving conflicts that are likely to fall within the following general categories:

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Business Relationships – PWP (or an affiliate) has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (e.g., an employee group) such that failure to vote in favor of management (or the proponent) could harm the firm or an affiliate’s relationship with the company (or proponent). For example, PWP might manage pension assets, lease office space from the company, or provide services to the company. Alternatively, the firm might have an investment banking affiliate that does work for the company, or the firm’s affiliate otherwise might have a significant relationship with the company such that it could be viewed as having an incentive to encourage PWP to vote in favor of management.

•

Personal Relationships – PWP (or an affiliate) may have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. For these purposes, a personal relationship is defined to mean those relationships that are disclosed to compliance by the individuals.

The CCO is responsible for identifying material conflicts that exist between the interests of PWP and clients. This process includes a review of the relationship of the firm and its affiliates with the issuer of each security to determine if the issuer is a client of PWP or one of its affiliates or if the firm (including its officers and/or directors) has some other relationship with the issuer.

GuideStone Funds | B-4

2401 Cedar Springs Road, Dallas, TX 75201-1498 1-888-GS-FUNDS • GuideStoneFunds.com 811-10263	Funds distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312 © 2017 GuideStone Funds 101224 06/17

GUIDESTONE FUNDS

N-1A

PART C: OTHER INFORMATION

Item 28.	EXHIBITS:

(a)		Trust Instrument.
	1.	Certificate of Trust, dated February 29, 2000, filed in the State of Delaware, is incorporated herein by reference to the Initial Registration Statement on Form N-1A (No. 333-53432) filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 9, 2001 (“Initial Registration Statement”).

	2.	Trust Instrument, dated February 29, 2000, is incorporated herein by reference to the Initial Registration Statement.

	3.	Amended Certificate of Trust, dated March 12, 2001, filed in the State of Delaware, is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 27, 2009 (“PEA No. 21”).

	4.	Amended and Restated Trust Instrument, dated June 15, 2004, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on September 7, 2004.

	5.	Amended and Restated Trust Instrument, dated September 13, 2005, is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 25, 2006 (“PEA No. 12”).

	6.	Amended Certificate of Trust, dated August 5, 2005, is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 27, 2007.

	7.	Amended and Restated Trust Instrument, dated May 15, 2007, is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 30, 2008 (“PEA No. 18”).

	8.	Amended and Restated Trust Instrument, dated May 1, 2014, is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 30, 2014 (“PEA No. 54”).

	9.	Form of Amended and Restated Trust Instrument, dated May 1, 2017, is incorporated herein by reference to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 28, 2017.

(b)		By-Laws.
	1.	By-Laws of the Registrant, dated September 13, 2005, are incorporated herein by reference to PEA No. 12.

	2.	Amended and Restated By-Laws of the Registrant, dated May 1, 2014, are incorporated herein by reference by to PEA No. 54.

(c)		Instruments Defining Rights of Security Holders.
None.

(d)		Investment Advisory Contracts.
	1.	Form of Advisory Agreement with GuideStone Capital Management, LLC is filed herewith as Exhibit EX-99(d)(1).

	2.	Form of Sub-Advisory Agreement with AJO, LP is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on June 18, 2001 (“Pre-effective Amendment No. 2”).

3.	Form of Sub-Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (Nos. 333-53432 and 811-10263) filed with the SEC on February 25, 2011 (“PEA No. 28”).

4.	Form of Sub-Advisory Agreement with BlackRock Advisors, LLC is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 28, 2011.

5.	Form of Sub-Advisory Agreement with BlackRock Financial Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on March 22, 2007 (“PEA No. 15”).

6.	Form of Sub-Advisory Agreement with Mondrian Investment Partners Ltd. is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2012 (“PEA No. 37”).

7.	Form of Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. is incorporated herein by reference to Pre-Effective Amendment No. 2.

8.	Form of Sub-Advisory Agreement with Loomis, Sayles & Company, L.P. is incorporated herein by reference to Pre-Effective Amendment No. 2.

9.	Form of Sub-Advisory Agreement with Pacific Investment Management Company LLC is incorporated herein by reference to Pre-Effective Amendment No. 2.

10.	Form of Sub-Advisory Agreement with Pacific Investment Management Company LLC is incorporated herein by reference to Pre-Effective Amendment No. 2.

11.	Form of Sub-Advisory Agreement with Payden & Rygel is incorporated herein by reference to Pre-Effective Amendment No. 2.

12.	Form of Sub-Advisory Agreement with Schroder Investment Management North America Inc. is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2014 (“PEA No. 53”).

13.	Form of Sub-Advisory Agreement with Western Asset Management Company is incorporated herein by reference to Pre-Effective Amendment No. 2.

14.	Form of Sub-Advisory Agreement with TimesSquare Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on November 2, 2004 (“PEA No. 9”).

15.	Form of Sub-Advisory Agreement with Western Asset Management Company Limited is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2003.

16.	Form of Sub-Advisory Agreement with Genesis Asset Managers, LLP and Genesis Investment Management, LLP is incorporated herein by reference to PEA No. 53.

17.	Form of Sub-Advisory Agreement with Sands Capital Management, LLC is incorporated herein by reference to PEA No. 12.

18.	Form of Sub-Advisory Agreement with AJO, LP is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on September 15, 2006 (“PEA No. 13”).

19.	Form of Sub-Advisory Agreement with TCW Investment Management Company LLC is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2013 (“PEA No. 40”).

20.	Form of Sub-Advisory Agreement with RREEF America L.L.C., Deutsche Investments Australia Limited and Deutsche Alternative Asset Management (Global) Limited is incorporated herein by reference to PEA No. 53.

21.	Form of Sub-Advisory Agreement with Western Asset Management Company is incorporated herein by reference to PEA No. 13.

22.	Form of Sub-Advisory Agreement with Western Asset Management Company Limited is incorporated herein by reference to PEA No. 13.

23.	Form of Amended Sub-Advisory Agreement with AQR Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on August 1, 2008 (“PEA No. 20”).

24.	Form of Sub-Advisory Agreement with Loomis, Sayles & Company, L.P. is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on May 23, 2008.

25.	Form of Sub-Advisory Agreement with BlackRock Financial Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on May 29, 2009 (“PEA No. 24”).

26.	Form of Sub-Advisory Agreement with American Century Investment Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on June 17, 2011 (“PEA No. 31”).

27.	Form of Sub-Advisory Agreement with Shenkman Capital Management, Inc. is incorporated herein by reference to PEA No. 31.

28.	Form of Sub-Advisory Agreement with AQR Capital Management, LLC is incorporated herein by reference to PEA No. 31.

29.	Form of Sub-Advisory Agreement with Baillie Gifford Overseas Limited is incorporated herein by reference to PEA No. 37.

30.	Form of Sub-Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 27, 2015 (“PEA No. 56”).

31.	Form of Sub-Advisory Agreement with Shenkman Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 17, 2013 (“PEA No. 41”).

32.	Form of Sub-Advisory Agreement with AQR Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on May 10, 2013 (“PEA No. 43”).

33.	Form of Sub-Advisory Agreement with Brown Advisory, LLC is incorporated herein by reference to PEA No. 53.

34.	Form of Sub-Advisory Agreement with RBC Global Asset Management (U.S.) Inc. is incorporated herein by reference to PEA No. 53.

35.	Form of Sub-Advisory Agreement with Heitman Real Estate Securities, LLC is incorporated herein by reference to PEA No. 53.

36.	Form of Sub-Advisory Agreement with Heitman International Real Estate Securities GmbH is incorporated herein by reference to PEA No. 53.

37.	Form of Sub-Advisory Agreement with Heitman International Real Estate Securities HK Limited is incorporated herein by reference to PEA No. 53.

38.	Form of Sub-Advisory Agreement with Parametric Portfolio Associates LLC is incorporated herein by reference to PEA No. 53.

39.	Form of Sub-Advisory Agreement with Snow Capital Management L.P. is incorporated herein by reference to PEA No. 53.

40.	Form of Sub-Advisory Agreement with SailingStone Capital Partners LLC is incorporated herein by reference to PEA No. 56.

41.	Form of Sub-Advisory Agreement with Jackson Square Partners, LLC is incorporated herein by reference to PEA No. 56.

42.	Form of Sub-Advisory Agreement with Loomis, Sayles & Company, L.P. is incorporated herein by reference to PEA No. 56.

43.	Form of Sub-Advisory Agreement with MFS Institutional Advisors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 29, 2008 (“PEA No. 17”).

44.	Form of Sub-Advisory Agreement with Parametric Portfolio Associates, LLC is incorporated herein by reference to PEA No. 66.

45.	Form of Sub-Advisory Agreement with AQR Capital Management, LLC is incorporated herein by reference to PEA No. 62.

46.	Form of Sub-Advisory Agreement with Legal & General Investment Management America, Inc. is incorporated herein by reference to PEA No. 66.

47.	Form of Sub-Advisory Agreement with Legal & General Investment Management America, Inc. is incorporated herein by reference to PEA No. 66.

48.	Form of Sub-Advisory Agreement with Legal & General Investment Management America, Inc. is incorporated herein by reference to PEA No. 66.

49.	Form of Sub-Advisory Agreement with Legal & General Investment Management America, Inc. is incorporated herein by reference to PEA No. 66.

50.	Form of Sub-Advisory Agreement with Allianz Global Investors U.S. LLC is filed herewith as Exhibit EX-99(d)(50).

51.	Form of Sub-Advisory Agreement with Parametric Portfolio Associates LLC is filed herewith as Exhibit EX-99(d)(51).

52.	Form of Sub-Advisory Agreement with Perella Weinberg Partners Capital Management LP is filed herewith as Exhibit EX-99(d)(52).

53.	Form of Sub-Advisory Agreement with Neuberger Berman Investment Advisers LLC is filed herewith as Exhibit EX-99(d)(53).

54.	Form of Sub-Advisory Agreement with ClearBridge Investments, LLC is filed herewith as Exhibit EX-99(d)(54).

55.	Form of Expense Cap Letter with GuideStone Capital Management for the GS2 Class is incorporated herein by reference to PEA No. 43.

56.	Form of Expense Cap Letter with GuideStone Capital Management for the GS4 Class is incorporated herein by reference to PEA No. 43.

57.	Form of Expense Cap Letter with GuideStone Capital Management for the I Series is incorporated herein by reference to PEA No. 43.

58.	Form of Expense Cap Letter with GuideStone Capital Management for the Real Assets Fund, Flexible Income Fund and Global Natural Resources Equity Fund is incorporated herein by reference to PEA No. 43.

59.	Form of Expense Cap Letter with GuideStone Capital Management for the Emerging Markets Equity Fund – GS2 Class is incorporated herein by reference to PEA No. 43.

60.	Form of Expense Cap Letter with GuideStone Capital Management for the Emerging Markets Equity Fund – GS4 Class is incorporated herein by reference to PEA No. 43.

61.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Investor Class is incorporated herein by reference to PEA No. 53.

62.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Institutional Class is incorporated herein by reference to PEA No. 53.

63.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Investor Class is incorporated herein by reference to PEA No. 56.

64.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Institutional Class is incorporated herein by reference to PEA No. 56.

65.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the International Equity Fund – Institutional Class is incorporated herein by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A (No. 333-53432) filed with SEC on March 17, 2015 (“PEA No. 57”).

66.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Investor Class is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A
(No. 333-53432) filed with the SEC on April 29, 2015 (“PEA No. 58”).

67.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Investor Class is incorporated herein by reference to PEA No. 62.

68.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Institutional Class is incorporated herein by reference to PEA No. 62.

69.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Investor Class is incorporated herein by reference to PEA No. 66.

70.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Institutional Class is incorporated herein by reference to PEA No. 66.

71.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Investor Class of the Strategic Alternatives Fund is filed herewith as Exhibit EX-99(d)(71).

72.	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Institutional Class of the Strategic Alternatives Fund is filed herewith as Exhibit EX-99(d)(72).

	73.	Form of Fee Waiver Agreement with GuideStone Financial Resources of the Southern Baptist Convention and GuideStone Resource Management, Inc. is filed herewith as Exhibit EX-99(d)(73).

	74.	Form of Fee Waiver Agreement with GuideStone Financial Resources of the Southern Baptist Convention and GuideStone Resource Management, Inc. is filed herewith as Exhibit EX-99(d)(74).

(e)		Underwriting Contracts.
	1.	Form of Underwriting Agreement with PFPC Distributors, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 2.

	2.	Form of Exhibit A to Underwriting Agreement with PFPC Distributors, Inc. is incorporated herein by reference to PEA No. 24.

	3.	Form of Underwriting Agreement with BNY Mellon Distributors Inc. is incorporated herein by reference to PEA No. 28.

	4.	Form of Exhibit A to Underwriting Agreement with BNY Mellon Distributors Inc. is incorporated herein by reference to PEA No. 31.

	5.	Form of Exhibit A to Underwriting Agreement with BNY Mellon Distributors Inc. is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on October 12, 2011 (“PEA No. 34”).

	6.	Form of Underwriting Agreement with Foreside Funds Distributors LLC is filed herewith as Exhibit EX-99(e)(6).

	7.	Form of Exhibit A to Underwriting Agreement with Foreside Funds Distributors LLC is incorporated herein by reference to PEA No. 41.

	8.	Form of Exhibit A to Underwriting Agreement with Foreside Funds Distributors LLC is incorporated herein by reference to PEA No. 43.

	9.	Form of Exhibit A to Underwriting Agreement with Foreside Funds Distributors LLC is incorporated herein by reference to PEA No. 57.

	10.	Form of Exhibit A to Underwriting Agreement with Foreside Funds Distributors LLC is incorporated herein by reference to PEA No. 62.

	11.	Form of Exhibit A to Underwriting Agreement with Foreside Funds Distributors LLC is incorporated herein by reference to PEA No. 66.

	12.	Form of Distribution Services Agreement with Foreside Funds Distributors LLC is incorporated herein by reference to PEA No. 40.

(f)		Bonus or Profit Sharing Contracts.
Not Applicable.

(g)		Custodian Agreements.
	1.	Form of Custody Agreement with The Northern Trust Company is incorporated herein by reference to Pre-Effective Amendment No. 2.

	2.	Amended Fee Schedule dated June 4, 2007 is incorporated herein by reference to PEA No. 18.

	3.	Amended Fee Schedule dated January 1, 2013, is incorporated herein by reference to PEA No. 40.

	4.	Amended Fee Schedule dated April 1, 2015, is incorporated herein by reference to PEA No. 58.

(h)		Other Material Contracts.

1.

Form of Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”) (formerly, PFPC Inc.) is incorporated herein by reference to Pre-Effective Amendment No. 2. Effective July 1, 2010, The Bank of New York Mellon Corporation purchased PNC Global Investment Servicing Inc. and its subsidiaries, including PNC Global Investment Servicing (U.S.) Inc., GuideStone Funds’ administrator, fund accounting and transfer agent, and PFPC Distributors, Inc., the Funds’ principal underwriter, from The PNC Financial Services Group, Inc. Also effective July 1, 2010, PNC Global Investment Servicing (U.S.) Inc. and PFPC Distributors, Inc. changed their names to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) and BNY Mellon Distributors Inc., respectively.

2.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 18.

3.	Form of Exhibit A to the Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 24.

4.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 26, 2010 (“PEA No. 26”).

5.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 26.

6.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 26.

7.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 28.

8.	Form of Amendment to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 28.

9.	Form of Exhibit A to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 31.

10.	Form of Exhibit A to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 34.

11.	Form of Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 40.

12.	Form of Exhibit A to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 41.

13.	Form of Exhibit A to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 43.

14.	Form of Exhibit A to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 57.

15.	Form of Exhibit A to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 62.

16.	Form of Termination Amendment to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to PEA No. 66.

17.	Form of Administration and Accounting Services Agreement with The Northern Trust Company is incorporated herein by reference to PEA No. 66.

	18.	Form of Transfer Agency Services Agreement with PNC Global Investment Servicing (formerly, PFPC Inc.) is incorporated herein by reference to Pre-Effective Amendment No. 2.

	19.	Form of Amendment to Transfer Agency Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 18.

	20.	Form of Amendment to Transfer Agency Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 21.

	21.	Form of Exhibit A to the Transfer Agency Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 24.

	22.	Form of Amendment to Transfer Agency Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 28.

	23.	Form of Exhibit A to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 31.

	24.	Form of Exhibit A to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 34.

	25.	Form of Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 40.

	26.	Form of Schedule B to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 41.

	27.	Form of Schedule B to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 43.

	28.	Form of Amendment to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 53.

	29.	Form of Amendment to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 57.

	30.	Form of Amendment to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 58.

	31.	Form of Amendment to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 62.

	32.	Form of Termination Amendment to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to PEA No. 66.

	33.	Form of Amendment to Transfer Agency Services Agreement with BNY Mellon Investment Servicing (US) Inc. is filed herewith as Exhibit EX-99(h)(33).

	34.	Form of Amendment to Transfer Agency Services Agreement with BNY Mellon Investment Servicing (US) Inc. is filed herewith as Exhibit EX-99(h)(34).

(i)		Legal Opinion.
Opinion of K&L Gates, LLP is filed herewith as Exhibit EX-99(i).

(j)		Other Opinions.
	1.	Consent of Independent Registered Public Accounting Firm. Consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit EX-99(j).

	2.	Power of Attorney.
Power of Attorney, dated January 8, 2001, is incorporated herein by reference to Initial Registration Statement.

3.	Power of Attorney.
Power of Attorney, dated May 15, 2001, is incorporated herein by reference to Pre-Effective Amendment No. 2.

4.	Power of Attorney.
Power of Attorney, dated September 16, 2004, is incorporated herein by reference to PEA No. 9.

5.	Power of Attorney.
Power of Attorney, dated February 24, 2006, is incorporated herein by reference to PEA No. 12.

6.	Power of Attorney
Power of Attorney, dated September 14, 2007, is incorporated herein by reference to PEA No. 17.

7.	Power of Attorney.
Power of Attorney, dated July 24, 2008, is incorporated herein by reference to PEA No. 20.

8.	Power of Attorney.
Power of Attorney, dated February 25, 2010, is incorporated herein by reference to PEA No. 26.

9.	Power of Attorney.
Power of Attorney, dated February 25, 2011, is incorporated herein by reference to PEA No. 28.

10.	Power of Attorney.
Power of Attorney, dated February 28, 2013, is incorporated herein by reference to PEA No. 40.

11.	Power of Attorney.
Power of Attorney, dated November 13, 2013, is incorporated herein by reference to PEA No. 53.

12.	Power of Attorney.
Power of Attorney, dated February 28, 2014, is incorporated herein by reference to PEA No. 53.

13.	Power of Attorney.
Power of Attorney, dated May 19, 2014, is incorporated herein by reference to PEA No. 56.

14.	Power of Attorney.
Power of Attorney, dated November 6, 2014, is incorporated herein by reference to PEA No. 56.

15.	Power of Attorney.
Power of Attorney, dated May 18, 2015, is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on May 29, 2015 (“PEA No. 60”).

16.	Power of Attorney.
Power of Attorney, dated February 26, 2016, is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 29, 2016.

17.	Power of Attorney.
Power of Attorney, dated February 8, 2017, is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 14, 2017.

	18.	Power of Attorney.
Power of Attorney, dated February 24, 2017, is incorporated herein by reference to PEA No. 66.

(k)		Omitted Financial Statements.
Not Applicable.

(l)		Initial Capital Agreements.
Letter Agreement with GuideStone Financial Resources of the Southern Baptist Convention (formerly, Annuity Board of the Southern Baptist Convention) is incorporated herein by reference to Pre-Effective Amendment No. 2.

(m)		Rule 12b-1 Plan.
None.

(n)		Rule 18f-3 Plan.
Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 is incorporated herein by reference to PEA No. 66.

(p)		Codes of Ethics.
	1.	Code of Ethics of GuideStone Funds is filed herewith as Exhibit EX-99(p)(1).

	2.	Code of Ethics of GuideStone Capital Management, LLC is filed herewith as Exhibit EX-99(p)(2).

	3.	Code of Ethics of Foreside Financial Group, LLC is incorporated herein by reference to PEA No. 37.

	4.	Code of Ethics of AJO, LP is filed herewith as Exhibit EX-99(p)(4).

	5.	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, LLC is incorporated herein by reference to PEA No. 62.

	6.	Code of Ethics of BlackRock Financial Management, Inc. is incorporated herein by reference to PEA No. 12.

	7.	Code of Ethics of Mondrian Investment Partners Ltd. is incorporated herein by reference to PEA No. 66.

	8.	Code of Ethics of Goldman Sachs Asset Management, L.P. is incorporated herein by reference to PEA No. 17.

	9.	Code of Ethics of Loomis, Sayles & Company, L.P. is incorporated herein by reference to PEA No. 66.

	10.	Code of Ethics of Pacific Investment Management Company LLC is incorporated herein by reference to PEA No. 66.

	11.	Code of Ethics of Payden & Rygel is incorporated herein by reference to PEA No. 12.

	12.	Code of Ethics of Schroder Investment Management North America Inc. is incorporated herein by reference to PEA No. 62.

	13.	Code of Ethics of TCW Investment Management Company LLC is filed herewith as Exhibit EX-99(p)(13).

	14.	Code of Ethics of Western Asset Management Company and Western Asset Management Company Limited is incorporated herein by reference to PEA No. 66.

	15.	Code of Ethics of TimesSquare Capital Management, LLC is incorporated herein by reference to PEA No. 66.

	16.	Code of Ethics of RREEF America L.L.C. is filed herewith as Exhibit EX-99(p)(16).

17.	Code of Ethics of MFS Institutional Advisors, Inc. is incorporated herein by reference to PEA No. 66.

18.	Code of Ethics of AQR Capital Management, LLC is incorporated herein by reference to PEA No. 66.

19.	Code of Ethics of Genesis Asset Managers, LLP and Genesis Investment Management, LLP is incorporated herein by reference to PEA No. 66.

20.	Code of Ethics of Sands Capital Management, LLC is filed herewith as Exhibit EX-99(p)(20).

21.	Code of Ethics of Parametric Portfolio Associates LLC is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on October 30, 2013.

22.	Code of Ethics of American Century Investment Management, Inc. is incorporated herein by reference to PEA No. 62.

23.	Code of Ethics of Shenkman Capital Management, Inc. is incorporated herein by reference to PEA No. 62.

24.	Code of Ethics of Baillie Gifford Overseas Limited is incorporated herein by reference to PEA No. 66.

25.	Code of Ethics of Brown Advisory, LLC is incorporated herein by reference to PEA No. 53.

26.	Code of Ethics of RBC Global Asset Management (U.S.) Inc. is incorporated herein by reference to PEA No. 53.

27.	Code of Ethics of Deutsche Investments Australia Limited and Deutsche Alternative Asset Management (Global) Limited is incorporated herein by reference to PEA No. 53.

28.	Code of Ethics of Heitman Real Estate Securities LLC, Heitman International Real Estate Securities GmbH and Heitman International Real Estate Securities HK Limited is incorporated herein by reference to PEA No. 53.

29.	Code of Ethics of Snow Capital Management L.P. is filed herewith as Exhibit EX-99(p)(29).

30.	Code of Ethics of Jackson Square Partners, LLC is incorporated herein by reference to PEA No. 66.

31.	Code of Ethics of SailingStone Capital Partners LLC is filed herewith as Exhibit EX-99(p)(31).

32.	Code of Ethics of Legal & General Investment Management America, Inc. is incorporated herein by reference to PEA No. 66.

33.	Code of Ethics of Allianz Global Investors U.S. LLC is filed herewith as Exhibit EX-99(p)(33)

34.	Code of Ethics of Neuberger Berman Investment Advisers LLC is filed herewith as Exhibit EX-99(p)(34).

35.	Code of Ethics of Perella Weinberg Partners Capital Management LP is filed herewith as EX-99(p)(35).

36.	Code of Ethics of ClearBridge Investments, LLC is filed herewith as Exhibit EX-99(p)(36).

Item 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE FUND.

As provided for in the Agreement and Declaration of Trust and as disclosed in the prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) formerly, the Annuity Board of the Southern Baptist Convention will, at all times, directly or indirectly, control the vote of at least 60% of the outstanding shares of GuideStone Funds (the “Trust”). The Trust will refuse to accept any investment that would result in a change of such control. GuideStone Capital Management, LLC (the “Adviser”) formerly, SBC Financial Services, Inc., a Texas limited liability company, which serves as the Adviser to each series of the Trust, is an affiliate of GuideStone Financial Resources. The Adviser is managed by GuideStone Investment Services, formerly, GuideStone Capital Management, a Texas Corporation, and GuideStone Resources Management, Inc., a Texas Corporation, GuideStone Trust Services, formerly SBC Trust Services, Inc., a Texas corporation, serves as custodian of certain IRAs invested in series of the Trust. Thus, the Trust, the Adviser and GuideStone Trust Services are under the common control of GuideStone Financial Resources. GuideStone Financial Resources is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia nonprofit corporation, is the sole member.

Item 30.	INDEMNIFICATION.

A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any investigation, claim, action, suit or proceeding (“Action”) in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or “not to have acted in good faith in the reasonable belief that his or her action was in the best interest” of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 12 of the Advisory Agreement between the Adviser and the Registrant provides that the Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations thereunder, whether express or implied; provided, that this shall not be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

Section 5 of the Advisory Agreement between the Adviser and the Registrant provides that the Adviser shall indemnify the Registrant or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Registrant by reason of or arising out of any act or omission by the Adviser under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Registrant. Section 5 further provides that the Registrant shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Registrant under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Registrant.

Section 8 of the Sub-Advisory Agreements between the Registrant, the Adviser and each Sub-Adviser to one or more Series, provides that the Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations thereunder, whether express or implied; provided, that this shall not be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

Section 9 of the Sub-Advisory Agreements between the Registrant, the Adviser and each Sub-Adviser to one or more Series provides that the Registrant and the Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Registrant and the Adviser under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Registrant and the Adviser.

Section 9 also provides that the Sub-Adviser shall indemnify the Registrant and the Adviser or any of their directors, officers, employees or affiliates for all Losses incurred by the Registrant and the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under the Agreement if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Registrant and the Adviser or the Registrant’s and the Adviser’s breach of fiduciary duty to the Sub-Adviser.

Section 10 of Exhibit A to the Distribution Services Agreement between the Registrant and Foreside Funds Distributors LLC (“the Distributor”) provides that the Registrant agrees to indemnify and hold harmless the Distributor and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities arising directly or indirectly from any action or omission to act which the Distributor takes under the Agreement. Neither the Distributor, nor any of its affiliates shall be indemnified against any liability caused by the Distributor’s or its affiliates’ own willful misfeasance, bad faith, negligence, gross negligence or reckless disregard of its duties and obligations under the Agreement.

Section 20 of Exhibit A to the Distribution Services Agreement between the Registrant and the Distributor provides that the Distributor is “expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees or Shareholders individually but are binding only upon the assets and property of the Trust.”

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

1.	GuideStone Capital Management, LLC:

GuideStone Capital Management, LLC (“GSCM”) is located at 2401 Cedar Springs Road, Dallas, Texas 75201. GSCM is a Texas non-profit corporation, is a registered investment adviser and offers investment management services to investment companies and other types of investors. Information as to the firm’s officers and directors is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Michael S. Hamlet Director	First Baptist Church of North Spartanburg	Senior Pastor

David B. McMillan Director	Inea International Ltd. (VHSC)	Chief Executive Officer

John R. Morris Director	Vice President, Broker-In-Charge, Hounds Ears Real Estate	Vice President

David Morley Director	Select Wealth Management	President and Owner

David S. Spika President	GuideStone Financial Resources	Vice President and Chief Strategic Investment Officer

Patrick Pattison Vice President and Treasurer	GuideStone Financial Resources	Chief Accounting Officer

Matt L. Peden Vice President and Chief Investment Officer	GuideStone Financial Resources	Vice President and Chief Investment Officer

Melanie Childers Vice President – Fund Operations	GuideStone Financial Resources	Managing Director, Fund Operations

Matthew A. Wolfe Secretary	GuideStone Financial Resources	Associate Counsel – Investment and Corporate Services, Legal Services; Vice President and Assistant General Counsel; Associate

Ron W. Bass Chief Compliance Officer	GuideStone Financial Resources	Director of Broker/Dealer and RIA Compliance

Jeremy Halpin Financial Officer	GuideStone Financial Resources	Director, F&A

2.	AJO, LP:

The sole business activity of AJO, LP (“AJO”), 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania, 19102, is to serve as an investment adviser. AJO is registered with the SEC under the Investment Advisers Act of 1940, as amended. The directors, investment officers and/or partners have not been engaged in any other business, profession, vocation or employment during the past two fiscal years.

3.	Allianz Global Investors U.S. LLC:

Allianz Global Investors U.S. LLC (“Allianz”) is located at 1633 Broadway, 43rd Floor, New York, New York 10019, is a direct, wholly owned subsidiary of Allianz Global Investors U.S. Holdings LLC, which in turn is owned indirectly by Allianz SE, and is registered under the Investment Advisers Act of 1940, as amended. The directors, investment officers and/or partners have not been engaged in any other business, profession, vocation or employment during the past two fiscal years.

4.	American Century Investment Management, Inc.

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, is a wholly-owned, privately held subsidiary of American Century Companies Inc. and is registered under the Investment Advisers Act of 1940, as amended. American Century provides portfolio management services for investment companies as well as for other business and institutional clients. Information regarding other business, profession, vocation or employment of a substantial nature as to the directors and officers of American Century during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Alessandra Alecci Vice President	Lazard Asset Management	Senior Vice President and Senior Analyst

Cleo Chang Senior Vice President	Wilshire Funds Management, Wilshire Associates, Inc.	Chief Investment Officer

James Gendelman Vice President	Marsico Capital Management, LLC	Fund Co-Manager

Peruvemba Satish Senior Vice President	Allstate Investments	Managing Director & Chief Risk Officer

Vinayak Tripathi Vice President	Highbridge Capital Management	Vice President

	Credit Suisse Asset Management	Vice President

5.	AQR Capital Management, LLC:

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Fourth Floor, Greenwich Connecticut 06830. AQR is a registered investment adviser under the Investment Advisers Act of 1940, as amended. AQR offers investment management services to investment companies and other types of investors. Information as to the principals and executive officers of AQR during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

David Kabiller Founding Principal	AQR Funds	Trustee

	Crow Holdings	Director

Bradley D. Asness Principal, Chief Legal Officer	AQR Funds	Vice President

Brendan R. Kalb Managing Director, General Counsel	AQR Funds	Executive Vice President, Secretary

H.J. Willcox Managing Director, Chief Compliance Officer	AQR Funds	Chief Compliance Officer

Marco Hanig Principal	AQR Funds	Trustee, Chief Executive Officer, President

Lasse H. Pedersen Principal	New York University Stern School of Business	John A. Paulson Professor of Finance

	University of Copenhagen, Denmark	Professor

	Financial Times Stock Exchange	Advisory Board Member

Tobias Moskowitz Principal	University of Chicago Booth School of Business	Fama Family Professor of Finance

	National Bureau of Economic Research	Research Associate

6.	Baillie Gifford Overseas Limited:

The sole business activity of Baillie Gifford Overseas Limited (“Baillie Gifford”), Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, United Kingdom, is to provide discretionary investment management and advisory services to a range of institutional clients. Baillie Gifford is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. The directors, investment officers and/or partners have not been engaged in any other business, profession, vocation or employment during the past two fiscal years.

7.	Barrow, Hanley, Mewhinney & Strauss, LLC:

The sole business activity of Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201 is to serve as an investment adviser. BHMS is registered under the Investment Advisers Act of 1940, as amended. Information as to the trustees and officers of BHMS during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Ray Nixon, Jr. Executive Director	BHMS	Member Board of Managers

Cory Martin Managing Director	BHMS	Member Board of Managers

Linda T. Gibson Member Board of Managers	OMAM (Parent Company)	Executive Vice President and Head of Global Distribution

Aidan J. Riordan Member Board of Managers	OMAM (Parent Company)	Executive Vice President and Head of Affiliate Management

8.	BlackRock Advisors, LLC:

BlackRock Advisors, LLC (“BA”) principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809 and is an indirect wholly-owned subsidiary of BlackRock, Inc. BA was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of BA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the last two years, is incorporated by reference to Schedules A and D of Part 1 of Form ADV, filed by BA pursuant to the Investment Advisers Act of 1940, as amended, (SEC File No. 801-47710).

9.	BlackRock Financial Management, Inc.:

BlackRock Financial Management, Inc.’s (“BFM”) principal business address is 55 East 52nd Street, New York, New York 10055 and is an indirect wholly-owned subsidiary of BlackRock, Inc. BFM was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of BA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the last two years, is incorporated by reference to Schedules A and D of Part 1 of Form ADV, filed by BA pursuant to the Investment Advisers Act of 1940, as amended, (SEC File No. 801-48433).

10.	Brown Advisory, LLC:

Brown Advisory, LLC (“Brown Advisory”) is located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory is registered with the SEC as an investment adviser and provides investment management services to individuals and institutions. Information as to the directors and officers of Brown for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Michael D. Hankin President	Brown Advisory Incorporated and affiliates	Chief Executive Officer, Partner

	Brown Advisory Funds	Trustee

	Brown Advisory Funds PLC	Director

	Baltimore Waterfront Partnership and Management Authority	Chairman

	Chesapeake Conservatory	Trustee

	Center For Large Landscape Conservation	Trustee

	Hopkins Applied Physics Lab	Chairman of the Board of Managers

	Johns Hopkins Medicine	Trustee and Vice Chairman

	Johns Hopkins University	Trustee

	Land Preservation Trust	President and Director

	National Medal of Honor Museum Foundation	Director

	National Steeplechase Association	Director

	Stanley Black & Decker, Inc.	Director

	Tate Engineering Systems, Inc	Director

	The Wills Group	Director

David M. Churchill Treasurer	Brown Advisory Incorporated and affiliates	Chief Operating Officer, Chief Financial Officer, Partner

	Brown Advisory Funds	President/Principal Executive Officer

	Brown Advisory Funds PLC	Director

	First Fruits Farm	Director

	Grace Fellowship Church	Chairman, Finance Committee

	Mercy Medical Center	Director

	Mount Vernon Place Conservancy	Director

	National Aquarium, Baltimore	Director

Brett D. Rogers Chief Compliance Officer	Brown Advisory Incorporated and affiliates	General Counsel & Chief Compliance Officer, Partner

	Brown Advisory Funds	Chief Compliance Officer

	Brown Advisory Funds PLC	Director

	Baltimore Chesapeake Bay Outward Bound	Director

	Baltimore Efficiency & Economy Foundation, Inc.	Director

	Boy Scouts of America	Director

	Kasina Youth Foundation	Director

11.	ClearBridge Investments, LLC:

ClearBridge is located at 620 8th Avenue, New York, New York 10018, is a wholly owned subsidiary of Legg Mason, Inc. and is registered under the Investment Advisers Act of 1940, as amended. Information regarding other business, profession, vocation or employment of a substantial nature as to the directors and officers of ClearBridge during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Terrence Murphy Chief Executive Officer and Director	Legg Mason Private Portfolio Group, LLC; ClearBridge, LLC	Chief Executive Officer

Harry D. Cohen Co-Chief Investment Officer and Portfolio Manager	ClearBridge, LLC	Co-Chief Investment Officer

Scott Glasser Co-Chief Investment Officer, Portfolio Manager and Director	ClearBridge, LLC	Co-Chief Investment Officer

Cynthia List Chief Financial Officer and Director	Legg Mason Private Portfolio Group, LLC; ClearBridge, LLC	Chief Financial Officer

Barbara Brooke Manning General Counsel and Chief Compliance Officer	Legg Mason Private Portfolio Group, LLC	Chief Compliance Officer

	ClearBridge, LLC	General Counsel and Chief Compliance Officer

12.	Genesis Asset Managers, LLP:

The sole business activity of Genesis Asset Managers, LLP (“GAM”), Heritage Hall, Le Marchant Street, St. Peter Port, Guernsey, GYI 4HY, Channel Islands, is to serve as an investment adviser. GAM is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of GAM for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Karen Yerburgh Chief Executive Officer, Managing Partner, Principal, and Operating Committee Member	Genesis Investment Management, LLP	Principal, Chief Executive Officer and Managing Partner

	Freeby Trading Ltd; Quince Tree Trading Ltd; Wild Ash Ltd	Director

	Genesis Continuation Ltd	Director

Stephen Birkett Operating Committee Non- Executive Member	Firecrest Limited	Director

Mel Carville Operating Committee Non- Executive Member	Aviva Annuity UK Limited; Aviva Life Holdings UK Ltd; Aviva Life & Pensions UK Limited; Aviva Life Services UK Limited; Aviva Health UK Limited; Barclays Private Clients International Limited; Catholic National Mutual Limited; Clearbank Limited; Friends Annuities Limited; Friends Life and Pensions Ltd Limited; Friends Life Limited; Friends Life Services Limited; Home Credit BV; Home Credit Europe PLC; Tenax Capital Ltd; Financial Services Opportunities Fund Ltd	Director

John Hallam Operating Committee Non- Executive Member	Barclays Insurance Guernsey PCC Ltd; Baring Coller Secondaries Fund Ltd; Baring Coller Secondaries Fund II Ltd; BH Global Ltd; Bracken Partners Investments Channel Islands Ltd; Calabash House Ltd; Investec Premier Funds PCC Ltd; Les Grandes Moulins Ltd; Motion Fund II (GP) Ltd; NB Distressed Debt Investment Fund Ltd; Olivant Ltd; Olivant Investments (no 1) Ltd; Partners Group Global Opportunities Ltd; Partners Group Prime Yield sarl; PG Impact Investments Management Ltd; Real Estate Credit Investments Management Ltd; Ruffer Illiquid Strategies Fund of Funds 2009 Ltd; Ruffer Illiquid Strategies Fund 2011 Ltd; Ruffer Illiquid Multi Strategies Fund 2015 Limited ; Ruffer Multi Strategies Fund Ltd	Director

Peter Hames Operating Committee Non- Executive Member	MMIP Investment Management Limited; Polar Capital Technology Trust PLC; Lisia Investment Holdings Limited; Syncona Limited; Syncona GP Limited; Syncona Holdings Limited; Syncona Portfolio Limited; First Impressions; Genesis Emerging Markets Investment Company; Genesis Smaller Companies	Director

Mark Huntley Operating Committee Non- Executive Member	Aile Limited; Anglo Limited; Anglo Secretaries Limited; Collingwood Holdings Limited; Heritage Corporate Services (Malta) Limited; Heritage Depositary Company (UK) Limited; Heritage Financial Services Group Limited; Heritage Group Limited; Heritage International Fund Services (Malta) Limited; Heritage Management Holdings (Malta) Limited; Heritage Partners GP Limited; Heritage Partners Limited; HG Nominees 1 Limited; HG Nominees 2 Limited; Hologram Holdings Limited; Pietersen Holdings Limited; Plein Limited; Redmonde Limited; BC European Capital IX Limited; CCEIP Manager Limited; Crystal Amber Asset Management (Guernsey) Limited; Devco Property Advisors Limited; ECAS 2010 Limited; European Capital Asset Management Limited; European Capital Limited; Heritage Diversified Investments PCC Limited; ICG-Longbow Senior Secured UK Property Debt Investments Limited; International Hospitals Network (GP) Limited; NB PEP GP Limited; P25 (GP) Limited; P25 Investments Limited; Sniper Capital (Guernsey) Limited; Sniper Macau Heritage Properties II Limited; Stirling Mortimer (Channel Islands) Limited; Stirling Mortimer (St Peter Port) Limited; Stirling Mortimer Global Property Fund PCC Limited; Stirling Mortimer No. 8 Fund UK Land Limited; Stirling Mortimer No.9 Fund UK Land 2 Limited; Trilantic Capital Management GP Limited; Trilantic Capital Partners Management Limited; Trilantic Capital Partners V Management Limited; Baring Coller Secondaries Fund Limited; Baring Coller Secondaries Fund II Limited; DF Investments Limited; Guernsey Sailing Trust LBG; Yucatan Devco 2 Limited; Yucatan Devco Limited	Director

	Heritage Administration Services Limited; Heritage Corporate Services Limited; Heritage Corporate Trustees Limited; Heritage International Fund Managers	Managing Director

Steve LePage Operating Committee Non- Executive Member	AREP Europe CIP GP Limited; Aventicum Real Estate Partners Europe GP Limited; BTPS Insurance ICC Limited; BTPSI (No 1) IC Limited; CS Property Club Europe Cell 1 IC Limited; CS Property Club Europe Cell 2 IC Limited; CS Property Club Europe Cell 3 IC Limited; CS Property Club Europe Cell 4 IC Limited; ICC Limited; First Central Group Limited; Highbridge Muli-Strategy Fund Limited; MedicX Fund Limited; St John Ambulance & Rescue Services LBG; Volta Finance Limited	Director

Paul Ballantyne Principal	Genesis Investment Management, LLP	Principal

	Genesis Management Australia Limited; Luton Town Football Club 2020	Director

Andrew Elder Principal	Genesis Investment Management, LLP	Principal

	Genesis Continuation Ltd	Director

Catherine Vlasto Principal	Genesis Investment Management, LLP	Principal

Arindam Bhattacharjee Principal	Genesis Investment Management, LLP	Principal

	The Genesis Charitable Trust	Trustee

David de Sousa Seaman Principal	Genesis Investment Management, LLP	Principal

Yiyong Yang Principal	Genesis Investment Management, LLP	Principal

Karen Roydon Principal	Genesis Investment Management, LLP	Principal

	The Genesis Charitable Trust	Trustee

Chris Ellyatt Principal, Managing Director, Chief Compliance Officer and Operating Committee Member	Genesis Investment Management, LLP	Principal, Managing Director and Chief Compliance Officer

	Genesis Emerging Markets Investment Company; Genesis Smaller Companies; Genesis Emerging Markets Opportunities Fund Limited; Genesis Emerging Markets Opportunities Fund Limited II; Genesis Emerging Markets Opportunities Fund Limited III (In Voluntary Liquidation); Genesis Asset	Director

Managers International Limited; Genesis Continuation Ltd; GIML Limited; Genesis Indian Investment Company Limited; GEMOF II Russia Portfolio (Cyprus) Limited; GEMOF Russia Portfolio (Cyprus) Limited

The Genesis Charitable Trust	Trustee

Bowel & Cancer Research	Director

Amazon Creek (Charters) III Limited	Director

13.	Genesis Investment Management, LLP:

The sole business activity of Genesis Investment Management, LLP (“GIM”), 21 Grosvenor Place, SW1X 7HU, United Kingdom is to serve as an investment adviser. GIM is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of GIM for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Karen Yerburgh Principal, Chief Executive Officer and Managing Partner	Genesis Asset Managers, LLP	Chief Executive Officer, Managing Partner, Principal, and Operating Committee Member
	Genesis Continuation Ltd	Director
	Freeby Trading Ltd; Quince Tree Trading Ltd; Wild Ash Ltd	Director

Paul Ballantyne Principal	Genesis Asset Managers, LLP	Principal
	Genesis Management Australia Limited	Director

Andrew Elder Principal	Genesis Asset Managers, LLP	Principal

Rufus Frazier Principal	Genesis Asset Managers, LLP	Principal

Catherine Vlasto Principal	Genesis Asset Managers, LLP	Principal
	The Genesis Charitable Trust	Trustee

Arindam Bhattacharjee Principal	Genesis Asset Managers, LLP	Principal

David de Sousa Seaman Principal	Genesis Asset Managers, LLP	Principal

Yiyong Yang Principal	Genesis Asset Managers, LLP	Principal

Karen Roydon Principal	Genesis Asset Managers, LLP	Principal
	The Genesis Charitable Trust	Trustee

Chris Ellyatt Principal, Managing Director and Chief Compliance Officer	Genesis Asset Managers, LLP	Principal, Managing Director, Chief Compliance Officer and Operating Committee

	The Genesis Charitable Trust	Member

	Bowel & Cancer Research	Trustee

	Amazon Creek (Charters) III Limited	Trustee

	Genesis Emerging Markets Investment Company; Genesis Smaller Companies; Genesis Emerging Markets Opportunities Fund Limited; Genesis Emerging Markets Opportunities Fund II Limited; Genesis Emerging Markets Opportunities Fund III Limited (In Voluntary Liquidation); Genesis Asset Managers International Limited; GIML Limited; Genesis Continuation Ltd; Genesis Indian Investment Company Limited; GEMOF II Russia Portfolio (Cyprus) Limited; GEMOF Russia Portfolio (Cyprus) Limited	Director

13.	Goldman Sachs Asset Management, L.P.:

The principal business address of Goldman Sachs Asset Management, L.P. (“GSAM”) is 200 West Street, New York, New York 10282. GSAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and is wholly-owned by GSAM Holdings LLC, a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. GSAM Holdings LLC is also the general partner of GSAM and has been providing financial solutions for investors since 1988.

14.	Heitman Real Estate Securities, LLC, Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH:

Heitman Real Estate Securities, LLC, Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH (together, “Heitman”) are located at 191 North Wacker Drive, Suite 2500, Chicago, IL 60606, at 15/F LHT Tower, 31 Queen’s Road, Central, Hong Kong and at Maximillianstrasse 35A, 80539, Munich, Germany, respectively. Heitman is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The directors and officers of Heitman have not held any positions with other companies during the past two fiscal years.

15.	Legal & General Investment Management America, Inc.:

Legal & General Investment Management America, Inc. (“LGIMA”) is located at 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606 and is registered with the SEC under the Investment Advisers Act of 1940, as amended. The directors and officers of LGIMA have not held any positions with other companies during the past two fiscal years.

16.	Loomis, Sayles & Company, L.P.:

Loomis, Sayles & Company, L.P. (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111, provides investment advice to the 10 series of Loomis Sayles Funds I, 9 series of Loomis Sayles Funds II and to other affiliated and unaffiliated registered investment companies, organizations and individuals. The sole general partner of Loomis is Loomis, Sayles & Company, Incorporated. Information as to the directors and executive officers during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Robert J. Blanding Chairman of the Board, and Director	Loomis Sayles Investments Asia Pte. Ltd.	Director

	Loomis Sayles Investments Limited	Alternate Director

	Natixis Asset Management Japan Co. Ltd.	Director

Daniel J. Fuss Vice Chairman, EVP, and Director	Loomis Sayles Funds I; Loomis Sayles Funds II	Executive Vice President

Pierre Servant Director	Natixis Global Asset Management	CEO and Member of the Executive Board

John T. Hailer Director	Natixis Global Asset Management, L.P.	President and CEO, US and Asia

Kevin P. Charleston President, CEO, and Director	Loomis Sayles Trust Co., LLC	Manager and President
	Loomis Sayles Fund I	Trustee, President and Chief Executive Officer
	Loomis Sayles Fund II; Natixis Funds Trust I; Natixis Funds Trust II; Natixis Funds Trust IV; Gateway Trust	Trustee

	Loomis Sayles Trust Co., LLC	Manager and President

	Loomis Sayles Investments Limited	EVP

	Loomis Sayles Investment Asia Pte. Ltd.	Director

John F. Gallagher, III Executive Vice President, and Director	Loomis Sayles Distributors, Inc.	President
	Loomis Sayles Distributors, L.P.	President

	Loomis Sayles Investment Asia Pte. Ltd.	Director

Jean S. Loewenberg Executive Vice President, General Counsel, Secretary, Director	Loomis Sayles Distributors, Inc. Loomis Sayles Investments Limited Loomis Sayles Trust Co., LLC	Director General Counsel and Company Secretary Manager and Secretary
	Loomis Sayles Investments Asia Pte. Ltd.	Director

John R. Gidman Executive Vice President, Chief Information Officer, and Director	Loomis Sayles Solutions, LLC	President

Jaehoon Park Executive Vice President, Chief Investment Officer, and Director	Loomis Sayles Investments Asia Pte. Ltd.	Director

Paul J. Serba Executive Vice President, Chief Financial Officer, and Director	Loomis Sayles Distributors, Inc. Loomis Sayles Distributors, L.P.	Vice President and Treasurer Vice President and Treasurer

	Loomis Sayles Trust Co., LLC	Manager and Chief Financial Officer
	Loomis Sayles Investment Asia Pte. Ltd.	Director

	Loomis Sayles Investments Limited	Chief Financial Officer and Treasurer

17.	MFS Institutional Advisors, Inc.:

MFS Institutional Advisors, Inc. (“MFSI”) is located at 111 Huntington Avenue, Boston, Massachusetts 02199 and is a U.S.-based investment advisor and subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). Certain officers and directors of MFSI serve, or have served, as officers or directors of some or all of MFSI’s corporate affiliates and/or as officers of some or all of the MFS funds and/or officers or directors of certain investment products managed by MFS or certain of MFS’s corporate affiliates. Except as set forth below, each director and officer of MFSI has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer and/or director of MFSI or certain of MFSI’s corporate affiliates.

Name and Position with Adviser	Other Company	Position with Other Company

Michael W. Roberge Director, Chairman of the Board, Chief Investment Officer	Massachusetts Financial Services Company	Director, President, Chief Executive Officer and Chief Investment Officer

	MFS International Singapore Pte. Ltd.	Director

	MFS Heritage Trust Company	Director and Investment Officer

	MFS Investment Management Canada Limited; MFS International Australia Pty. Ltd.	Director and Chairman of the Board

	MFS Investment Management K.K.	Director and Chairman

Anne Marie Bernard Director	MFS International (U.K.) Limited; MFS Heritage Trust Company; MFS International Singapore Pte. Ltd.; MFS International Australia Pty. Ltd.	Director

John M. Corcoran Director	MFS International Singapore Pte. Ltd.; MFS International Australia Pty. Ltd.	Director

	MFS Investment Management K.K.	Statutory Auditor

	MFS Investment Management Canada Limited	Director and Assistant Treasurer

	MFS Heritage Trust Company	Director and President

Linda Harring Director	MFS International (U.K.) Limited; MFS International Singapore Pte. Ltd.; MFS Heritage Trust Company; MFS International Australia Pty. Ltd.	Director

Robertson G. Mansi Director	MFS International (U.K.) Limited; MFS International Singapore Pte. Ltd.; MFS Investment Management K.K.; MFS Investment Management Canada Limited; MFS Heritage Trust Company; MFS International Australia Pty. Ltd.	Director

Carol W. Geremia President and Secretary	Massachusetts Financial Services Company; MFS Heritage Trust Company	Executive Vice President

	MFS Bermuda Holdings Ltd.	Director

	MFS International (U.K.) Limited; MFS Investment Management K.K.	Vice President

Martin J. Wolin Chief Compliance Officer	Massachusetts Financial Services Company; Funds within the MFS U.S. Funds Complex (the “MFS Funds Complex”)	Chief Compliance Officer

	Mercer	Chief Risk and Compliance Officer, North America and Latin America

Mark N. Polebaum Assistant Secretary	Massachusetts Financial Services Company	Executive Vice President, General Counsel and Secretary

	MFS Funds Complex	Secretary and Clerk

MFS International (U.K.) Limited; MFS Fund Distributors, Inc.; MFS Service Center, Inc.; MFS Investment Management K.K.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.;

3060097 Nova Scotia Company

Secretary

	MFS Investment Management Company (LUX) S.a.r.l.	Manager

	MFS International Ltd.; MFS International Singapore Pte. Ltd; MFS Investment Management Canada Limited	Assistant Secretary

Kimberly M. Collins Assistant Secretary	Massachusetts Financial Services Company; MFS Fund Distributors, Inc.; MFS International Australia Pty. Ltd.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.; Nova Scotia Company; MFS International Singapore Pte. Ltd.; MFS Investment Management Canada Limited	Assistant Secretary

	MFS Heritage Trust Company	Secretary

Ethan D. Corey Assistant Secretary	Massachusetts Financial Services Company; MFS Fund Distributors, Inc.; MFS Service Center, Inc.; MFS International Ltd.; MFS International Australia Pty. Ltd.; MFS Investment Management Company (LUX) S.a.r.l.; MFS Investment Management K.K.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.; 3060097 Nova Scotia Company; MFS International Singapore Pte. Ltd.; MFS Investment Management Canada Limited; MFS Bermuda Holdings Ltd.; MFS Heritage Trust Company	Assistant Secretary

	MFS Funds Complex	Assistant Secretary and Assistant Clerk

Daniel W. Finegold Assistant Secretary	Massachusetts Financial Services Company; MFS Fund Distributors, Inc.; MFS Service Center, Inc.; MFS International Ltd.; MFS International Australia Pty. Ltd; MFS Investment Management Company (LUX) S.a.r.l.; MFS Investment Management K.K.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.; 3060097 Nova Scotia Company; MFS International Singapore Pte. Ltd.; MFS Investment Management Canada Limited; MFS Bermuda Holdings Ltd.; MFS Heritage Trust Company	Assistant Secretary

Mitchell C. Freestone Assistant Secretary	Massachusetts Financial Services Company; MFS Fund Distributors, Inc.; MFS Service Center, Inc.; MFS International Ltd.; MFS International Australia Pty. Ltd.; MFS Investment Management K.K.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.; MFS International Singapore Pte. Ltd.	Assistant Secretary

	MFS Investment Management Company (LUX) S.a.r.l.	Conducting Person

	MFS International (U.K.) Limited	Director

Amanda S. Mooradian Assistant Secretary	Massachusetts Financial Services Company; MFS Service Center, Inc.; MFS International Ltd.; MFS International Singapore Pte. Ltd.; MFS Investment Management Canada Limited; MFS Heritage Trust Company	Assistant Secretary

Lisa A. Sheeler Assistant Secretary	Massachusetts Financial Services Company; MFS Fund Distributors, Inc.; MFS International Australia Pty. Ltd.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.; 3060097 Nova	Assistant Secretary

Scotia Company; MFS International Singapore Pte. Ltd.; MFS Investment Management Canada Limited

Timothy F. Tierney Tax Officer and Assistant Treasurer	Massachusetts Financial Services Company; MFS Fund Distributors, Inc.; MFS Service Center, Inc.; MFS International Ltd.; MFS International Australia Pty. Ltd.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.; MFS Heritage Trust Company; MFS International Singapore Pte. Ltd.; MFS Bermuda Holdings Ltd.	Tax Officer and Assistant Treasurer

	MFS International (U.K.) Limited; MFS Investment Management K.K.	Tax Officer

	3060097 Nova Scotia Company; MFS Investment Management Canada Limited; MFS Investment Management Company (LUX) S.a.r.l	Assistant Treasurer

Charuda (Bee) Upatham-Costello Treasurer	MFS International Ltd.	Assistant Treasurer
	MFS Investment Management Company (LUX) S.a.r.l.	Treasurer

	MFS Fund Distributors, Inc.	Treasurer and Senior Group Controller

18.	Mondrian Investment Partners Ltd.:

The sole business activity of Mondrian Investment Partners Ltd. (“Mondrian”), 10 Gresham, London, EC2V JD United Kingdom, is to serve as an investment adviser. Mondrian is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Mondrian during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company**	Position with Other Company

Elizabeth A. Desmond Director and Chief Investment Officer, Developed Equity Markets	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd.	Director

John Emberson Chief Operating Officer	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd; MIPL Holdings Limited; MIPL Group Limited	Director

	MIP Group Ltd.	Director, Chief Operating Officer and Chief Financial Officer

	Mondrian Investment Partners (U.S.), Inc.	Chief Operating Officer and Chief Financial Officer

Clive A. Gillmore Chief Executive Officer	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Group Ltd; MIP Holdings Ltd; MIPL Holdings Limited; MIPL Group Limited.	Director

	Mondrian Investment Partners (U.S.), Inc.	Director and Non-Executive Chairman of the Board

Nigel G. May Deputy Chief Executive Officer	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd; MIPL Holdings Limited; MIPL Group Limited.	Director

Hamish O. Parker Director	Atlantic Value General Partner Limited; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd.; Atlantic Value Investment Fund GP Ltd.	Director

David G. Tilles Executive Chairman	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.	Director

	MIP Group Ltd.	Director and Chief Executive Officer

	Mondrian International Holdings Limited	Executive Vice President

** All of these companies are group related affiliates of Mondrian.

19.	Neuberger Berman Investment Advisers LLC:

Neuberger Berman Investment Advisers LLC (“Neuberger Berman”) is located at 1290 Avenue of the Americas, New York, New York 10104, is a directly owned by Neuberger Berman Fixed Income Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC, and is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of Neuberger Berman have not held any positions with other companies during the past two fiscal years.

20.	Pacific Investment Management Company LLC:

Pacific Investment Management Company LLC (“PIMCO”) is located at 650 Newport Center Drive, Newport Beach, California 92260. PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed-income portfolios. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. The directors and officers of PIMCO and their business and other connections for the past two fiscal years are as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Kimberley Stafford Managing Director	PIMCO Hong Kong	Head of PIMCO Asia-Pacific

Craig A. Dawson Managing Director	PIMCO Europe Ltd.	Head of EMEA

Jennifer E. Durham Managing Director	Pacific Investment Mgt Co. LLC; PIMCO Variable Insurance Trust; PIMCO ETF Trust; PIMCO Equity Series; PIMCO Equity Series VIT	Chief Compliance Officer

Emmanuel Roman Managing Director	Pacific Investment Mgt Co. LLC	CEO

David C. Flattum Managing Director	Pacific Investment Mgt Co. LLC	General Counsel
	PIMCO Variable Insurance Trust; PIMCO ETF Trust; PIMCO Equity Series; PIMCO Equity Series VIT	Chief Legal Officer

Daniel Ivascyn Managing Director	Pacific Investment Mgt Co. LLC	Group Chief Investment Officer

Brent Richard Harris Managing Director	Pacific Investment Mgt Co. LLC	Executive Committee Member
	StocksPLUS Management, Inc.	Director and Vice President

	PIMCO Variable Insurance Trust; PIMCO ETF Trust	Trustee, Chairman and President of the Trust

	PIMCO Equity Series; PIMCO Equity Series VIT	Trustee, Chairman and Senior Vice President

	PIMCO Luxembourg S.A. and PIMCO Luxembourg II	Director

Joseph V. McDevitt Managing Director	PIMCO Europe Limited	Director and Chief Executive Officer

Eric Sutherland Managing Director	PIMCO Investments	President

Akinori Matsui Managing Director	PIMCO Japan Limited	Head of Japan

21.	Parametric Portfolio Associates LLC:

Parametric Portfolio Associates LLC (“Parametric”), Minneapolis Investment Center, is located at 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435. Parametric is registered under the Investment Advisers Act of 1940, as amended, and delivers customized solutions to institutional investors. Information as to the directors and officers of the adviser for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Jack L. Hansen Chief Investment Officer, Parametric’s Minneapolis Investment Center	Zazove Convertible Fund LP	Director

Tom Lee Managing Director – Investment Strategy & Research	St. Thomas Academy	Trustee

22.	Payden & Rygel:

Payden & Rygel is located at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071 and engages principally in the business of providing investment services to institutional clients. Information as to the directors and officers of Payden & Rygel for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Robin Creswell Managing Principal	Payden & Rygel Global Limited	Managing Director

Mark Morris, CFA Principal	Payden & Rygel Global Limited	Senior Portfolio Director

Nigel Jenkins, ASIP Principal	Payden & Rygel Global Limited	Strategy Director

Brian Matthews, CFA Managing Principal	Payden/Kravitz Investment Advisers LLC	Co-Chairman of the Board

Joan Payden, CFA President and CEO	The Payden & Rygel Investment Group	Chairwoman, Trustee

Mary Beth Syal, CFA Managing Principal	The Payden & Rygel Investment Group	Trustee

Michael Salvay, CFA Managing Principal	The Payden & Rygel Investment Group	Trustee

23.	Perella Weinberg Partners Capital Management LP:

Perella Weinberg Partners Capital Management LP (“PWP”) is located at 767 Fifth Avenue, New York, New York 10153, is registered under the Investment Advisers Act of 1940, as amended. Perella Weinberg Partners Capital Management GP LLC serves as the general partner of PWP. PWP and the firm’s general partner are controlled by Perella Weinberg Partners Group LP. The directors, officers and/or partners of PWP have not held any positions with other companies during the past two fiscal years.

2.	RBC Global Asset Management (U.S.) Inc.:

The business activity of RBC Global Asset Management (U.S.) Inc. (“RBC”), 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402, is to serve as an investment adviser. RBC is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of RBC have not held any positions with other companies during the past two fiscal years.

25.	RREEF America L.L.C.:

RREEF America L.L.C. (“RREEF”), Deutsche Investments Australia Limited (“DIAL”) and Deutsche Alternative Asset Management (Global) Limited (“DeAAM Global”) (together, “RREEF”) are located at Deutsche Asset Management, 222 South Riverside Plaza, Floor 24, Chicago, Illinois 60606, at Deutsche Bank Place, Level 16, 126 Phillip Streets, Sydney, NSW 2000, Australia, and at Winchester House, 1 Great Winchester Street, London, EC2N 2DB, United Kingdom, respectively. RREEF’s sole business activity is to serve as an investment advisor. RREEF is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of RREEF have not held any positions with other companies during the past two fiscal years.

26.	SailingStone Capital Partners LLC:

SailingStone Capital Partners LLC (“SailingStone”) is located at One California Street, Suite 3050, San Francisco, California 94111. The directors, officers and/or partners of SailingStone have not held any positions with other companies during the past two fiscal years.

27.	Sands Capital Management, LLC:

Sands Capital Management, LLC (“Sands”) is located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. The directors, officers and/or partners of Sands have been engaged in the below capacities with other companies within the last two fiscal years:

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

Frank M. Sands Chief Executive Officer	Sands Capital Ventures, LLC	Investment Board Member

Michael Rubin Managing Director	Sands Capital Ventures, LLC	Managing Partner

Jonathan Goodman General Counsel and Officer	Sands Capital Ventures, LLC	General Counsel and Chief Compliance Officer

Erin Soule Partner	Sands Capital Ventures, LLC	Director of Finance & Operations, Treasurer

Stephen Nimmo Executive Managing Director	Sands Capital Ventures, LLC	Provides client relations service

Andrew Giordano Director, Client Relations	Sands Capital Ventures, LLC	Provides client relations service

28.	Schroder Investment Management North America Inc.:

Schroder Investment Management North America Inc. (“SIMNA”) is located at 7 Bryant Park, New York, New York 10018 and is an investment manager focusing on U.S. equity and U.S. fixed income securities. SIMNA is a registered investment advisor under the Investment Advisers Act of 1940, as amended. SIMNA is an affiliate of Schroders plc, a London Stock Exchange-listed financial services company. The directors and officers of SIMNA have not held any positions with other companies during the past two fiscal years.

29.	Shenkman Capital Management, Inc.

Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, 22nd Floor, New York, New York 10017, is a privately held corporation controlled by Mark R. Shenkman and is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors, officers and/or partners of Shenkman for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Victor Rosenzweig Director	Olshan Frome & Wolosky LLP	Of Counsel

Bradley D. Belt Director	Orchard Global Asset Management	Vice Chairman

30.	Snow Capital Management L.P.:

Snow Capital Management L.P. (“Snow”), 2000 Georgetown Drive, Suite 200, Sewickley, Pennsylvania 15143, is a privately held limited partnership and is registered under the Investment Advisers Act of 1940, as amended. Information regarding any other business, profession, vocation or employment that each director, officer or partner of the firm is or has been engaged within the past two fiscal years in the capacity of director, officer, employee, partner or trustee is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Richard A. Snow President & Chief Investment Officer	Diamond Kenetics Quality Warehouse Jewish Healthcare Foundation Snap Retail/Snap Rx	Investor Minority Owner Trustee Investor

Joshua R. Schachter Senior Portfolio Manager	Diamond Kenetics Maccabi USA The Friendship Circle	Investor /Board of Directors Board of Directors Board of Directors

Carl Vuono Chief Operating Officer	Executive House Apartments	Owner

Anne Wickland Portfolio Manager/Senior Analyst	Guy Corporation/Tertrick Trusts	Treasurer/Trustee

Jessica Bemer Portfolio Manager/Senior Analyst	Snap Retail/Snap Rx	Director

Maribeth Donnelly Managing Director	YWCA of Pittsburgh	Board Member, Investment Committee Member

David S. Williams Managing Director/Principal	Taft’s Ale House	Investor

31.	TCW Investment Management Company LLC:

The TCW Group, Inc., 865 South Figueroa Street, Los Angeles, California 90017, consists principally of The TCW Group, Inc., the holding company, Trust Company of the West, an independent trust company chartered by the State of California, and the following investment advisers registered under the Investment Advisors Act of 1940: TCW Asset Management Company, TCW Investment Management Company LLC (“TCW”) and Metropolitan West Asset Management, LLC. Information as to the directors and officers of TCW for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Marc I. Stern Chairman	PBS SoCal	Trustee
	California Institute of Technology; Qualcomm, Incorporated; Metropolitan Opera; Los Angeles Opera; Mayor’s Fund of Los Angeles; Performing Arts Center of Los Angeles County; Milwaukee Brewers Baseball Club; So. California Committee for the Olympic Games; Los Angeles 2024 Exploratory Committee; Marc & Eva Stern Foundation	Director

	National Jewish Leadership Team for the Jeb 2016 Campaign	Committee Member

Meredith Jackson Executive Vice President, General Counsel& Secretary	MJ Fronty Vineyard LLC LA Philharmonic	Officer Director

David S. DeVito Executive Vice President and Chief Operating Officer	Loyola High School; Loyola Marymount University; Catholic Community Foundation Archdiocese of Los Angeles	Director Committee Member

David Lippman Manager, President and the CEO	The Music Center of Board of Directors	Member

32.	TimesSquare Capital Management, LLC:

The business activity of TimesSquare Capital Management, LLC (“TSCM”), 7 Times Square, 42nd Floor, New York, New York 10036, is to serve as an investment adviser and assist in the selection of investment advisers. TSCM is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of TSCM have not held any positions with other companies during the past two fiscal years.

33.	Western Asset Management Company:

Western Asset Management Company (“Western”) is located at 385 East Colorado Boulevard, Pasadena, California 91101, and the sole business activity of Western is to serve as an investment adviser. Western is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Western for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Tom C. Merchant Non-Executive Director	Legg Mason, Inc.	General Counsel, Executive Vice President

34.	Western Asset Management Company Limited:

The sole business activity of Western Asset Management Company Limited (“WAMCL”) is to serve as an investment adviser. WAMCL is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom and is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of WAMCL is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Thomas Merchant Non-Executive Director	Legg Mason, Inc. Legg Mason Political Action Committee	General Counsel, Executive Vice President Member

Item 32. PRINCIPAL UNDERWRITERS

(a)	Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the 1940 Act, as amended:

FundVantage Trust

GuideStone Funds

Matthews International Funds (d/b/a Matthews Asia Funds)

Metropolitan West Funds

Motley Fool Funds, Series of The RBB Fund, Inc.

New Alternatives Fund

Old Westbury Funds, Inc.

The Torray Fund

Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None

(c)	Not applicable.

Item 33. LOCATION OF ACCOUNTS AND RECORDS.

The books and other documents required by paragraph (b)(4) of Rule 31a-1 under the Investment Company Act of 1940, as amended are maintained in the physical possession of GuideStone Capital Management, LLC, the Registrant’s investment adviser, 2401 Cedar Springs Road, Dallas, TX 75201. Other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of the Registrant’s transfer agent, BNY Mellon Investment Servicing, 760 Moore Road, King of Prussia, PA 19406; administration agent and accounting agent, The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603 and the Registrant’s sub-advisers at their respective locations shown in the Statement of Additional Information.

Item 34. MANAGEMENT SERVICES.

Not Applicable.

Item 35. UNDERTAKINGS.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 29th day of June, 2017.

GUIDESTONE FUNDS

By:	/s/ John R. Jones
John R. Jones
President

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

/s/ William Craig George* William Craig George	Trustee, Chairman of the Board	June 29, 2017

/s/ Thomas G. Evans* Thomas G. Evans	Trustee	June 29, 2017

/s/ Barry D. Hartis* Barry D. Hartis	Trustee	June 29, 2017

/s/ Grady R. Hazel* Grady R. Hazel	Trustee	June 29, 2017

/s/ Christopher W. Kersey, MD, MBA* Christopher W. Kersey, MD, MBA	Trustee	June 29, 2017

/s/ Joseph A. Mack* Joseph A. Mack	Trustee	June 29, 2017

/s/ Franklin R. Morgan* Franklin R. Morgan	Trustee	June 29, 2017

/s/ Kyle L. Tucker* Kyle L. Tucker	Trustee	June 29, 2017

/s/ Patrick Pattison Patrick Pattison	Vice President and Treasurer (principal financial officer)	June 29, 2017

*By: /s/ John R. Jones John R. Jones	Attorney-in-Fact	June 29, 2017

GUIDESTONE FUNDS

N-1A

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

EX-99(d)(1)	Form of Advisory Agreement with GuideStone Capital Management, LLC

EX-99(d)(50)	Form of Sub-Advisory Agreement with Allianz Global Investors U.S. LLC

EX-99(d)(51)	Form of Sub-Advisory Agreement with Parametric Portfolio Associates LLC

EX-99(d)(52)	Form of Sub-Advisory Agreement with Perella Weinberg Partners Capital Management LP

EX-99(d)(53)	Form of Sub-Advisory Agreement with Neuberger Berman Investment Advisers LLC

EX-99(d)(54)	Form of Sub-Advisory Agreement with ClearBridge Investments, LLC

EX-99(d)(71)	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Investor Class of the Strategic Alternatives Fund

EX-99(d)(72)	Form of Expense Cap Letter with GuideStone Capital Management, LLC for the Institutional Class of the Strategic Alternatives Fund

EX-99(d)(73)	Form of Fee Waiver Agreement with GuideStone Financial Resources of the Southern Baptist Convention and GuideStone Resource Management, Inc.

EX-99(d)(74)	Form of Fee Waiver Agreement with GuideStone Financial Resources of the Southern Baptist Convention and GuideStone Resource Management, Inc.

EX-99(e)(6)	Form of Underwriting Agreement with Foreside Funds Distributors LLC

EX-99(h)(33)	Form of Amendment to Transfer Agency Services Agreement with BNY Mellon Investment Servicing (US) Inc.

EX-99(h)(34)	Form of Amendment to Transfer Agency Services Agreement with BNY Mellon Investment Servicing (US) Inc.

EX-99(i)	Opinion of K&L Gates, LLP.

EX-99(j)(1)	Consent of Independent Registered Public Accounting Firm. Consent of PricewaterhouseCoopers LLP.

EX-99(p)(1)	Code of Ethics of GuideStone Funds

EX-99(p)(2)	Code of Ethics of GuideStone Capital Management, LLC

EX-99(p)(4)	Code of Ethics of AJO, LLP

EX-99(p)(13)	Code of Ethics of TCW Investment Management Company LLC

EX-99(p)(16)	Code of Ethics of RREEF America L.L.C.

EX-99(p)(20)	Code of Ethics of Sands Capital Management, LLC

EX-99(p)(29)	Code of Ethics of Snow Capital Management L.P.

EX-99(p)(31)	Code of Ethics of SailingStone Capital Partners LLC

EX-99(p)(33)	Code of Ethics of Allianz Global Investors U.S. LLC

EX-99(p)(34)	Code of Ethics of Neuberger Berman Investment Advisers LLC

EX-99(p)(35)	Code of Ethics of Perella Weinberg Partners Capital Management LP

EX-99(p)(36)	Code of Ethics of ClearBridge Investments, LLC